As filed with the Securities and Exchange Commission on April 19, 1999.
                                             Registration No. 33-95354

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                       POST-EFFECTIVE AMENDMENT NO. 5 TO


                                   FORM S-6

               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2


                Kansas City Life Variable Life Separate Account
                             (Exact name of trust)

                      KANSAS CITY LIFE INSURANCE COMPANY
                              (Name of depositor)
                                 3520 Broadway
                       Kansas City, Missouri  64141-6139
         (Complete address of depositor's principal executive offices)

                               C. John Malacarne
                      Kansas City Life Insurance Company
                                 3520 Broadway
                       Kansas City, Missouri  64141-6139
               (Name and complete address of agent for service)

                                   Copy to:
                             Stephen E. Roth, Esq.
                         Sutherland, Asbill & Brennan LLP
                        1275 Pennsylvania Avenue, N.W.
                         Washington, D.C.  20004-2404


It is proposed that this filing will become effective:



___ immediately upon filing pursuant to paragraph (b) of Rule 485 _X_ On May 1, 1999 pursuant to paragraph (b) of Rule 485 ___ 60 days after filing pursuant to paragraph (a)(1) of Rule 485 ___ on (date) pursuant to paragraph (a)(1) of Rule 485

Title of securities being registered:  Individual Flexible Premium Variable Life
                                       Insurance Contracts


                                   PROSPECTUS
          Individual Flexible Premium Variable Life Insurance Contracts
               KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT OF
                       Kansas City Life Insurance Company



 Home Office:                                  Correspondence to:
 3520 Broadway                                 Variable Administration
 Kansas City, Missouri  64111-2565             P.O. Box 419364
 Telephone (816) 753-7000                      Kansas City, Missouri  64141-6364
                                               Telephone (800) 616-3670



This Prospectus describes an individual flexible premium variable life insurance contract ( "Contract") offered by Kansas City Life Insurance Company. We have provided a definitions section at the beginning of this Prospectus for your reference as you read.

The Contract is designed to provide insurance protection on the person named. The Contract also provides you the opportunity to allocate your premiums to one or more divisions ("Subaccounts") of the Kansas City Life Variable Life Separate Account ( "Variable Account") or the Fixed Account. The assets of each Subaccount are invested in a corresponding portfolio of a designated mutual fund ("Funds") as follows:



MFS(R)Variable Insurance TrustSM                  Manager
     MFS Emerging Growth Series                   MFS Investment Management(R)
     MFS Research Series
     MFS Total Return Series
     MFS Utilities Series
     MFS Global Governments Series
     MFS Bond Series


American Century Variable Portfolios              Manager
     American Century VP Capital Appreciation     American Century Investment
     American Century VP Income & Growth          Management, Inc.
     American Century VP International
     American Century VP Value


Federated Insurance Series                        Manager
     Federated American Leaders Fund II           Federated Investment
     Federated High Income Bond Fund II           Management Company
     Federated Prime Money Fund II

Dreyfus Variable Investment Fund                  Manager
     Capital Appreciation Portfolio               The Dreyfus Corporation
     Small Cap Portfolio

Dreyfus Stock Index Fund                          Manager
                                                  The Dreyfus Corporation

The Dreyfus Socially Responsible Growth Fund, Inc.Manager
                                                  The Dreyfus Corporation


J.P. Morgan Series Trust II                       Manager
     J.P. Morgan Equity Portfolio                 J.P. Morgan Investment
     J.P. Morgan Small Company Portfolio          Management Inc.

Templeton Variable Products Series Fund           Manager
     Templeton International Fund Class 2         Templeton Investment
                                                  Counsel, Inc.

Calamos Insurance Trust                           Manager
     Calamos Convertible Portfolio                Calamos Asset Management, Inc.


The accompanying prospectuses for the Funds describe these portfolios. The value of amounts allocated to the Variable Account (prior to the date the Contract matures) will vary according to the investment performance of the Portfolios of the Funds. You bear the entire investment risk of amounts allocated to the Variable Account. Another choice available for allocation of premiums is our Fixed Account. The Fixed Account is part of Kansas City Life's general account. It pays interest at declared rates guaranteed to equal or exceed 4%.

The Contract also offers you the flexibility to vary the amount and timing of premium payments and to change the amount of Death Benefits payable. This flexibility allows you to provide for your changing insurance needs under a single insurance contract.

You can select from two Coverage Options available under the Contract:

o    Option A: a level Death Benefit; and

o    Option B: a Death Benefit that fluctuates with the value of the Contract.

We guarantee that the Death Benefit proceeds will never be less than a specified amount of insurance (less any outstanding loans and past due charges) as long as you pay sufficient premiums to keep the Contract in force.

The Contract provides for a value that you can receive by surrendering the Contract. There is no guaranteed minimum value. If the value is insufficient to cover the charges due under the Contract, the Contract will lapse without value. It may not be advantageous to replace existing insurance. Within certain limits, you may return the Contract or exercise a special transfer right.


THIS PROSPECTUS AND THE ACCOMPANYING FUND PROSPECTUSES PROVIDE IMPORTANT INFORMATION YOU SHOULD HAVE BEFORE DECIDING TO PURCHASE A CONTRACT. PLEASE KEEP THESE FOR FUTURE REFERENCE.

AN INVESTMENT IN THE CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, NOR IS THE CONTRACT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE CONTRACT INVOLVES CERTAIN RISKS INCLUDING THE LOSS OF PREMIUM PAYMENTS (PRINCIPAL).

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.





                      This Prospectus is Dated May 1, 1999

                               PROSPECTUS CONTENTS



DEFINITION....................................................................

SUMMARY AND DIAGRAM OF THE CONTRACT...........................................

DIAGRAM OF THE CONTRACT.......................................................

GENERAL INFORMATION ABOUT KANSAS CITY LIFE....................................

         Kansas City Life Insurance Company...................................




THE VARIABLE ACCOUNT AND THE FUNDS............................................
         Kansas City Life Variable Life Separate Account......................

         The Funds............................................................

         Resolving Material Conflicts.........................................
         Addition, Deletion or Substitution of Investments....................

         Voting Rights........................................................


PURCHASING A CONTRACT.........................................................
         Applying for a Contract..............................................

         Free Look Right to Cancel Contract...................................


PREMIUM PAYMENTS AND ALLOCATIONS..............................................

         Premiums.............................................................


         Premium Payments to Prevent Lapse....................................


ALLOCATIONS AND TRANSFERS.....................................................
         Premium Allocations and Crediting....................................
         Transfer Privilege...................................................
         Dollar Cost Averaging Plan...........................................

         Portfolio Rebalancing Plan...........................................


FIXED ACCOUNT.................................................................
         Minimum Guaranteed and Current Interest Rates........................
         Calculation of Fixed Account Value...................................

         Delay of Payment.....................................................


CHARGES AND DEDUCTIONS........................................................
         Premium Expense Charge...............................................
         Monthly Deduction....................................................
         Daily Mortality and Expense Risk Charge..............................
         Transfer Processing Fee..............................................
         Surrender Charge.....................................................
         Partial Surrender Fee................................................
         Fund Expenses........................................................
         Reduced Charges for Eligible Groups..................................

         Other Tax Charge.....................................................


HOW YOUR CONTRACT VALUES VARY.................................................
         Bonus on Contract Value in the Variable Account......................
         Determining the Contract Value.......................................

         Cash Surrender Value.................................................


DEATH BENEFIT AND CHANGES IN SPECIFIED AMOUNT.................................
         Amount of Death Benefit Proceeds.....................................
         Coverage Options.....................................................
         Initial Specified Amount and Coverage Option.........................
         Changes in Coverage Option...........................................
         Changes in Specified Amount..........................................

         Selecting and Changing the Beneficiary...............................


CASH BENEFITS.................................................................
         Contract Loans.......................................................
         Surrendering the Contract for Cash Surrender Value...................
         Partial Surrenders...................................................
         Maturity Benefit.....................................................
         Payment Options......................................................

         Specialized Uses of the Contract.....................................


ILLUSTRATIONS.................................................................
         Assumptions..........................................................

         Charges Illustrated..................................................


OTHER CONTRACT BENEFITS AND PROVISIONS........................................
         Limits on Rights to Contest the Contract.............................
         Changes in the Contract or Benefits..................................
         Payment of Proceeds..................................................
         Reports to Contract Owners...........................................
         Assignment...........................................................
         Reinstatement........................................................

         Supplemental and/or Rider Benefits...................................


TAX CONSIDERATIONS............................................................
         Introduction.........................................................
         Tax Status of the Contract...........................................
         Tax Treatment of Contract Benefits...................................
         Our Income Taxes.....................................................

         Possible Tax Law Changes.............................................


OTHER INFORMATION ABOUT THE CONTRACTS AND KANSAS CITY LIFE
         Sale of the Contracts................................................
         Telephone Authorizations.............................................
         Kansas City Life Directors and Executive Officers....................
         State Regulation.....................................................
         Additional Information...............................................
         Experts..............................................................
         Litigation...........................................................
         Preparing for Year 2000..............................................
         Company Holidays.....................................................
         Legal Matters........................................................
         Financial Statements.................................................

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS DOCUMENT OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

DEFINITIONS

Accumulation Unit An accounting unit used to measure the net investment results of each of the Subaccounts.

Age The Insured's age on his/her last birthday as of or on each Contract Anniversary. The Contract is issued at the Age shown in the Contract.

Allocation Date The date we apply your initial premium to your Contract. We allocate this premium to the Federated Prime Money Fund II Subaccount where it remains until the Reallocation Date. The Allocation Date is the later of the date we approve your application or the date we receive the initial premium at our Home Office.

Beneficiary The person you designate to receive any proceeds payable at the death of the Insured.

Cash Surrender Value The Contract Value less any applicable Surrender Charge and any Contract Indebtedness.

Contract Anniversary The same day and month as the Contract Date each year that the Contract remains in force.

Contract Date The date on which coverage takes effect. Contract Months, Years and Anniversaries are measured from the Contract Date.

Contract Value Measure of the value in your Contract. It is the sum of the Variable Account Value and the Fixed Account Value which includes the Loan Account Value.

Contract Year Any period of twelve months starting with the Contract Date or any Contract Anniversary.

Coverage Options Death Benefit options available which affect the calculation of the Death Benefit. Option A provides a Death Benefit at least equal to the Specified Amount. Option B provides a Death Benefit at least equal to the Specified Amount plus the Contract Value.

Death Benefit Proceeds The amount of Proceeds payable upon the Insured's death.

Fixed Account Value Measure of value accumulating in the Fixed Account.

GracePeriod A 61-day period we provide when there is insufficient value in your Contract and the Contract will terminate unless you pay additional premiums. This period of time gives you the chance to pay enough premiums to keep your Contract in force.

Guaranteed Monthly Premium A premium amount which when paid guarantees that your Contract will not lapse during the Guaranteed Payment Period.

Guaranteed Payment Period The period of time during which we guarantee that your Contract will not lapse if you pay the Guaranteed Monthly Premiums.

     Home Office  3520  Broadway,   P.O.  Box  419364,   Kansas  City,  Missouri
          64141-6364.

Indebtedness The sum of all outstanding Contract loans plus accrued interest.

Insured The person whose life we insure under the Contract.

LapseTermination of the Contract because there is not enough value in the Contract when the Grace Period ends.

Loan Account The Loan Account is used to track loan amounts and accrued interest. It is part of the Fixed Account.

Loan Account Value Measure of the amount of Contract  Value assigned to the Loan
     Account.

Maturity Date The date when Death Benefit coverage terminates and we pay you any Cash Surrender Value.

Monthly  Anniversary  Day The day of each  month on  which  we make the  Monthly
     Deduction. It is the same day of each month as the Contract Date, or the last day of the month for those months not having such a day.

Monthly Deduction The amount we deduct from the Contract Value to pay the cost of insurance charge, monthly expense charge, any applicable increase expense charge, and any charges for supplemental and/or rider benefits. We make the Monthly Deduction as of each Monthly Anniversary Day.


Net  Investment  Factor  An  index  used  to  measure  Subaccount   performance.
     Calculation of the Net Investment Factor is described on page 26.

Owner, You The person entitled to exercise all rights and privileges of the Contract.

Planned Premium Payments The amount and frequency of premium payments you chose to pay in your last instructions to us. This is the amount we will bill you. It is only an indication of your preferences of future premium payments.

Premium/Premium Payment(s) The amount(s) you pay to purchase the Contract. It includes both Planned Premium Payments and unscheduled premiums.

Proceeds The total amount we are obligated to pay.

Reallocation Date The date on which the Contract Value we allocated to the Federated Prime Money Fund II Subaccount on the Allocation Date is allocated to the Subaccounts and/or to the Fixed Account. We allocate the Contract Value based on the premium allocation percentages you specify in the application. The Reallocation Date is 30 days after the Allocation Date.

Specified Amount The amount of  insurance  coverage on the  Insured.  The actual
     Death Benefit will depend upon whether Option A or Option B is in effect at the time of death.

Subaccounts The divisions of the Variable Account. The assets of each Subaccount are invested in a portfolio of a designated mutual fund.

Subaccount Value Measure of the value in a particular Subaccount.

Unscheduled Premium Any premium other than a Planned Premium Payment.

Valuation Day Each day on which both the New York Stock Exchange and Kansas City
     Life are open for business.

Valuation Period The interval of time  beginning at the close of business on one
     Valuation Day and ending at the close of business on the next Valuation Day. Close of business occurs at 3 p.m. Central Standard Time.

Variable Account Value The Variable Account Value is equal to the sum of all Subaccount Values of a Contract.

We,  Our, Us Kansas City Life Insurance Company.

Written Notice A written notice in a form satisfactory to us that is signed by the Owner and received at the Home Office.

SUMMARY AND DIAGRAM OF THE CONTRACT

The following summary of Prospectus information and diagram provide an overview of the Contract. Please read it along with the more detailed information which follows in this Prospectus and the Contract.

     Who Should Purchase a Contract. The Contract is designed to provide long-term insurance benefits and may also provide long-term accumulation of value. You should evaluate the Contract in conjunction with other insurance policies that you own and you should consider your insurance needs and the Contract's long-term investment potential. It may not be an advantage to you to replace existing insurance coverage with this Contract. You should carefully consider replacement especially if the decision to replace existing coverage is based solely on a comparison of illustrations. (See "Illustrations" below and "Specialized Uses of the Contract" on page 36.)

     The Contract. The Contract is an individual flexible premium variable life insurance contract. As long as it remains in force it provides lifetime insurance protection on the Insured until the Maturity Date. You pay premiums for insurance coverage. The Contract also provides for accumulation of premiums and a value if the Contract terminates. The value during the early years of the Contract is likely to be much lower than the premiums paid.

The Death Benefit may and the value of the Contract will increase or decrease to reflect the investment performance of the Subaccounts to which you allocate premiums. There is no guaranteed minimum value. We do guarantee to keep the Contract in force during the first five years of the Contract and during the five years following the effective date of an increase in the Specified Amount as long as you meet a premium requirement. (See "Guaranteed Payment Period and Guaranteed Monthly Premium," page 17.) If the value is not enough to pay charges due, the Contract will lapse without value after a Grace Period. (See "Premium Payments to Prevent Lapse," page 18.) The Contract also permits loans and partial surrenders, within limits. If a Contract lapses while loans are outstanding, adverse tax consequences may result. (See "Tax Considerations," page 46.)

     Free Look Right to Cancel. For a limited time, you have the right to cancel your Contract and receive a refund. (See "Free Look Right to Cancel Contract," page 16.) During this "free-look" period, we will allocate premiums to the Federated Prime Money Fund II Subaccount for 30 days. (See "Premium Allocations and Crediting," page 18.) For a limited time after requesting an increase in the Contract's amount of insurance coverage, you may cancel the increase and you may be entitled to a refund of certain charges.


     Illustrations. Illustrations in this Prospectus or those used in connection with the purchase of a Contract are based on hypothetical rates of return. These rates are not guaranteed. They are illustrative only and don't show past or future performance. Actual rates of return may be higher or lower than those shown in Contract illustrations. Actual Contract values will be different from those illustrated.


The illustrations show Contract values based on both current charges and guaranteed charges. (See "Illustrations," page 32.) Illustrated Contract Values in the illustrations based on current charges reflect a bonus that we may credit beginning in the eleventh Contract Year. The bonus is not guaranteed and we pay it at our sole discretion.


     Contract Tax Compliance. We intend for the Contract to satisfy the definition of a life insurance contract under Section 7702 of the Internal Revenue Code. Under certain circumstances, federal tax law views a Contract as a "modified endowment contract." Violation of the definition of life insurance and/or designation as a "modified endowment contract" will affect the tax advantages offered under this Contract. We will monitor Contracts and will notify you on a timely basis if your Contract is in jeopardy of violating the definition of life insurance or becoming a modified endowment contract. See "Tax Considerations," page 46 for further discussion of the tax status of a Contract and the tax consequences.


     Owner Inquiries. If you have any questions, you may write or call Kansas City Life's Home Office at 3520 Broadway, P.O. Box 419364, Kansas City, Missouri 64141-6364, 1-800-616-3670.

                             DIAGRAM OF THE CONTRACT

--------------------------------------------------------------------------------
                                PREMIUM PAYMENTS


o You select a payment plan (Planned Premium Payment), but you are not required to pay premium payments according to the plan. You can vary the amount and frequency of the planned premium payments and can skip planned premium payments.
     (See page 16 for rules and limits.)

o The Contract's minimum initial premium payment and planned premium payment depend on the Insured's age, sex and risk class, initial Specified Amount selected, and any supplemental and/or rider benefits.

o    You may pay unplanned premium payments, within limits. (See page 17.)

o Under certain circumstances, which include taking excessive Contract loans, you may have to make extra premium payments to prevent lapse. (See page 18.)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                        DEDUCTIONS FROM PREMIUM PAYMENTS


o We deduct a premium expense charge of 2.25% of all premium payments to cover any state or local premium taxes and administrative expenses. (See page 21.)
--------------------------------------------------------------------------------


 -------------------------------------------------------------------------------
                         ALLOCATION OF PREMIUM PAYMENTS


o You direct the allocation of premium Payments among 21 Subaccounts of the Variable Account and/or the Fixed Account. We apply premiums to your Contract after deducting the premium expense charge. (See page 18 for rules and limits on premium allocations.)


o Each Subaccount invests in a corresponding portfolio of the Funds. While the Contract is in effect, the Contract Value will vary according to the investment performance of the Portfolios of the Funds.

o    We  credit  amounts  allocated  to the  Fixed  Account  at  interest  rates guaranteed  to equal or exceed  4%.  (See  page 20 for rules and  limits on
     transfers       from      the       Fixed       Account       allocations.)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                         DEDUCTIONS FROM CONTRACT VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
o There is a Monthly Deduction for cost of insurance, monthly expense charge, and charges for any supplemental and/or rider benefits. The monthly expense charge is currently $26.00 per month for the first Contract Year and $6.00 per month thereafter, plus $20.00 per month for the 12 Contract Months following an increase in Specified Amount. (See page 21.)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
o A $25 transfer processing fee applies for any Subaccount and/or Fixed Account transfers occurring after the first six transfers in each Contract Year. The first six transfers are free.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             DEDUCTIONS FROM ASSETS
o There is a daily charge at a guaranteed maximum annual rate of 0.90% from the Subaccounts for mortality and expense risks. (See page 23.) We don't deduct this charge from the Fixed Account Value.




--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



o Management fees and other expenses are deducted from the assets of each Portfolio before calculation of Subaccount values. (See page 24.) The following tables should assist you in understanding the fund expenses that you will bear. The Annual Expenses for the Funds are expenses for the most recent fiscal year, except as noted below. For a more complete description of the various expenses see the prospectuses for the underlying Funds that accompany this Prospectus.



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




                                                           MFS                            MFS                      MFS
                                                        Emerging           MFS           Total        MFS         Global         MFS
                                                         Growth         Research        Return     Utilities      Gov't       Bond
                                                         Series          Series         Series        Series       Series    Series

MFS(R) Variable Insurance TrustSM Annual Expenses (as
a percentage of average net assets)
Management Fees (Investment Advisory Fees)                0.75%           0.75%         0.75%       0.75%        0.75%        0.60%
Other Expenses 1/                                         0.10%           0.11%         0.16%       0.26%        0.36%        0.63%
                                                          -----           -----         -----       -----        -----        -----
Total Annual Series Operating Expenses 1/                 0.85%           0.86%         0.91%       1.01%        1.11%        1.23%

Expense Reimbursement2/                                  (0.00%)         (0.00%)       (0.00%)     (0.00%)      (0.10%)      (0.21%)
                                                         -------         ------       -------     -------      -------      -------
Net Expenses1/                                            0.85%           0.86%         0.91%       1.01%        1.01%        1.02%





                                                                    Am Cent           Am Cent VP
                                                                  VP Capital           Income &        Am Cent VP          Am Cent
                                                                 Appreciation           Growth        International        VP Value
American Century Variable Portfolios Annual Expenses (as a
percentage of average net assets)
Management Fees (Investment Advisory Fees)                           1.00%              0.70%             1.50%             1.00%
Other Expenses (after any expense reimbursement)                     0.00%              0.00%             0.00%             0.00%
                                                                     -----              -----             -----             -----
Total Fund Annual Expenses (after any expense                        1.00%              0.70%             1.50%             1.00%
reimbursement)3/




                                                                   Federated          Federated         Federated
                                                               American Leaders      High Income          Prime
                                                                    Fund II              Bond             Money
                                                                                       Fund II           Fund II
Federated Insurance Series Annual Expenses
(as a percentage of average net assets)
Management Fees (Investment Advisory Fees)                           0.74%              0.60%             0.49%
Other Expenses (after waiver)4/                                      0.14%              0.18%             0.31%
Shareholder Services Fee 5/                                          0.00%              0.00%             0.00%
                                                                     -----              -----             -----

Total Fund Annual Operating Expenses(after waiver)4/                 0.88%              0.78%             0.80%







                                                               Dreyfus
                                                               Capital           Dreyfus
                                                            Appreciation         Small Cap
                                                              Portfolio         Portfolio
Dreyfus Variable Investment Fund Annual Expenses (as a
percentage of average net assets)
Management Fees (Investment Advisory Fees)                      0.75%             0.75%
Other Expenses                                                  0.06%             0.02%
                                                               -------           -------
Total Fund Annual Expenses                                      0.81%             0.77%



                                                            Dreyfus Stock
                                                              Index Fund
Dreyfus Stock Index Fund Annual Expenses
(as a percentage of average net assets)
Management Fees (Investment Advisory Fees)                       0.25%
Shareholder Services Fee 6/                                      0.00%
Other Expenses                                                   0.01%
                                                                -------
Total Fund Annual Expenses6/                                     0.26%



                                                              The Dreyfus
                                                                Socially
                                                              Responsible
                                                            Growth Fund,Inc.
The Dreyfus Socially Responsible Growth Fund, Inc.
Annual Expenses (as a percentage of average net assets)
Management Fees (Investment Advisory Fees)                        0.75%
Shareholder Services Fee  6/                                      0.00%
Other Expenses                                                    0.05%
                                                                 -------
Total Fund Annual Expenses 6/                                     0.80%





                                                                   JP Morgan             JP Morgan
                                                                    Equity             Small Company
                                                                   Portfolio             Portfolio
J.P. Morgan Series Trust II Annual Expenses
(as a percentage of average net assets)
Management Fees                                                      0.40%                 0.60%
Other Expenses                                                       1.08%                 2.38%
                                                                     -----                 -----
Total Annual Series Operating Expenses 7/                            1.48%                 3.43%

Expense Reimbursement7/                                             (0.58%)               (2.28%)
                                                                    -------               -------
Net Expenses7/                                                       0.90%                 1.15%





                                                                    Templeton
                                                                  International
                                                                 Fund Class 2 8/
Templeton Variable Product Series Fund
Annual Expenses (as a percentage of average net assets)
Management Fees (Investment Advisory Fees)                              0.69%
Rule 12b-1 Fees                                                         0.25%
Other Expenses                                                          0.17%
                                                                      -------
             Total Fund Annual Operating Expenses                       1.11%


                                                                    Calamos
                                                                  Convertible
                                                                    Portfolio
Calamos Insurance Trust Annual Expenses
(as a percentage of average net assets)
Management Fees (Investment Advisory Fees)                              0.75%
Other Expenses9/                                                        1.25%
                                                                        -----
Total Annual Portfolio Operating Expenses                               2.00%
Expense Reimbursement                                                  (1.00)%
                                                                      -------
Net Expenses10/                                                         1.00%

--------------------------
     1/ Each series has an expense offset  arrangement which reduces the series'
        custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. Expenses do not take into account these expense reductions and are therefore higher than the actual expenses of the series.
     2/ MFS  has  agreed  to  bear  expenses  for  these   series,   subject  to
        reimbursement  by  the  series,  such  that  each  such  series'  "Other
        Expenses" shall not exceed the following percentages of the average daily net assets of the series during the current fiscal year: 0.40% for the Bond Series and 0.25% for each remaining series except for the Emerging Growth Series and Research Series which have no such limitation. The payments made by MFS on behalf of each series under this arrangement are subject to reimbursement by the series to MFS which will be accomplished by the payment of an expense reimbursement fee by the series to MFS computed and paid monthly at a percentage of the series' average daily net assets for its then current fiscal year with a limitation that immediately after such payment the series "Other Expenses" will not exceed the percentage set forth above for that series. The obligation of MFS to bear a series' "Other Expenses" pursuant to this arrangement and the series' obligation to pay the reimbursement fee to MFS terminates on the earlier of the date on which payments made by the series equal the prior payment of such reimbursable expenses by MFS or December 31, 2004 (May 1, 2001) in the case of the New Discovery Series and May 1, 2002 in the case of the Growth Series).
     3/ The investment adviser to American Century Variable  Portfolios pays all the expenses of the Fund except brokerage, taxes, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses. For the services provided to the American Century VP Capital Appreciation Fund, the manager receives an annual fee of 1.00% of the first $500 million of the average net assets of the fund, 0.95% of the next $500 million and 0.90% thereafter. For the services provided to the American Century VP International Fund, the manager receives an annual fee of 1.50% of the first $250 million of the average net assets of the fund, 1.20% of the next $250 million and 1.10% thereafter. For the services provided to the American Century VP Value Fund, the manager receives an annual fee of 1.00% of the first $500 million of the average net assets of the fund, 0.95% of the next $500 million and 0.90% thereafter.
     4/ The adviser can terminate this voluntary  waiver at any time at its sole discretion. Without this waiver, the Management Fees would be .75%, .60% and .50% of the average net assets of Federated American Leaders Fund II, Federated High Income Bond Fund II and the Federated Prime Money Fund II, respectively, and the Total Fund Annual Expenses for these Portfolios would be .89%, .78%, and .81%, respectively, of average net assets.
     5/ The Fund did not pay or accrue the  shareholder  services fee during the fiscal year ended December 31, 1998. The Fund has no present intention of paying or accruing the shareholder services fee during the fiscal year ended December 31, 1999. The maximum shareholder services fee is 0.25%.
     6/ The Dreyfus  Socially  Responsible  Growth Fund,  Inc. and Dreyfus Stock
        Index Fund are subject to a shareholder services fee of up to 0.25% for shareholder account service and maintenance.
     7/ The trust, on behalf of each portfolio,  has an Administrative  Services
        Agreement (the "Services Agreement") with Morgan Guaranty Trust Company of New York ("Morgan Guaranty"), under which Morgan Guaranty is responsible for certain aspects of the administration and operation of each portfolio. Under the Service Agreement, each portfolio has agreed to pay Morgan Guaranty a fee based on the percentages described below. If total expenses of each portfolio, excluding the advisory fees, exceed the expense limits of: 0.50% of the average daily net assets of J.P. Morgan Equity Portfolio and 0.55% of the average daily net assets of J.P. Morgan Small Company Portfolio, Morgan Guaranty will reimburse each portfolio for the excess expense amount and receive no fee. Should such expenses be less than the expense limits, Morgan Guaranty's fees would be limited to the difference between such expenses and the fees calculated under the Services Agreement. For the fiscal year ended
        December 31, 1998, Morgan Guaranty has agreed to reimburse the portfolios for expenses under this agreement as follows: $72,953 and $130,582 respectively.
     8/ Class 2 of the Fund has a "Rule 12b-1 plan" which
        is described in the Fund's prospectus.
     9/ "Other  Expenses" are based on estimated  amounts for the current fiscal year.
    10/ The investment  manager has voluntarily  undertaken to waive fees and/or reimburse portfolio expenses so that the Total Annual Portfolio Operating Expenses are limited to 1.00% of the portfolio's average net assets. The investment manager may terminate the expense limitation at any time.

--------------------------------------------------------------------------------

                                 CONTRACT VALUE
--------------------------------------------------------------------------------

o It is the starting point for calculating certain values under a Contract, such as the Cash Surrender Value and the Death Benefit.

o Contract Value is equal to premiums (less the premium expense charge), as adjusted each Valuation Day to reflect: Subaccount investment experience, interest credited on Fixed Account Value, charges deducted and other Contract transactions. (See page 25.)

o It varies from day to day. There is no minimum guaranteed Contract Value. The Contract may lapse if the Contract Value is insufficient to cover a Monthly Deduction due. (See page 21.)

o It can be transferred among the Subaccounts and Fixed Account. We apply a transfer fee of $25.00 if you make more than 6 transfers in a Contract Year. (See page 19 for rules and limits.)

o We may credit a "bonus" to the Contract Value on each Monthly Anniversary Day beginning in the eleventh Contract Year. The monthly bonus equals 0.0375% (0.45% on an annualized basis) of the Variable Account Value. This bonus is not guaranteed.

                                  CASH BENEFITS
--------------------------------------------------------------------------------


o You may take loans for amounts up to the Cash Surrender Value less loan interest to the next Contract Anniversary. A 6% annual effective interest rate applies. Currently, a preferred loan is available beginning in the 11th Contract Year. (See page 33 for rules and limits.)


o Partial surrenders generally are available provided you have enough remaining Cash Surrender Value. A partial surrender fee applies which is the lesser of 2% of the amount surrendered or $25. We will assess a surrender charge for any resulting reduction in the Specified Amount. See page 30 for limits and a description of the charges. Partial surrenders may have adverse tax consequences.


o You may surrender the Contract in full at any time for its Cash Surrender Value. A sales load charge of up to 30% of actual premiums paid up to a maximum premium amount shown in the Contract, as well as a declining administrative charge, will apply during the first 15 Contract Years and during the 15 years following the effective date of an increase in the Specified Amount. (See page 23.) Surrenders may be subject to adverse tax consequences.


o Under some circumstances the amount of the Surrender charge during the first few Contract Years could result in a Cash Surrender Value of zero.


o    Payment      options      are      available.      (See      page      31.)

--------------------------------------------------------------------------------
                                 DEATH BENEFITS

o    Death Benefits pass income tax free to the Beneficiary.

o    They are available as lump sum or under a variety of payment options.

o The Minimum Specified Amount is $100,000 for issue Ages 0-49 and $50,000 for issue Ages 50-80. We may allow these minimum limits to be reduced. (See page 18.)

o    There are two Coverage Options available:

     Option A-- at least equal to the Specified Amount

o Option B-- at least equal to the Specified Amount plus Contract Value (See page 27.)

o There is flexibility to change the Coverage Option and Specified Amount. (See page 27 for rules and limits.)


o There are supplemental and/or rider benefits that may be available. (See page 43.)


o    We deduct any Indebtedness from the amount payable.

--------------------------------------------------------------------------------

GENERAL INFORMATION ABOUT KANSAS CITY LIFE

Kansas City Life Insurance Company

Kansas City Life Insurance Company is a stock life insurance company organized under the laws of the State of Missouri in 1895. Kansas City Life is currently licensed to transact life insurance business in 48 states and the District of Columbia.

We are regulated by the Department of Insurance of the State of Missouri as well as by the insurance departments of all other states and jurisdictions in which we do business. We submit annual statements on our operations and finances to insurance officials in such states and jurisdictions. We also file the forms for the Contract described in this Prospectus with insurance officials in each state and jurisdiction in which Contracts are sold.

We are a member of the Insurance Marketplace Standards Association ("IMSA") and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.


THE VARIABLE ACCOUNT AND THE FUNDS

Kansas City Life Variable Life Separate Account

We established the Kansas City Life Variable Life Separate Account as a separate investment account under Missouri law on April 24, 1995. This Variable Account supports the Contracts and may be used to support other variable life insurance contracts as well as for other purposes permitted by law. The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and is a "separate account" within the meaning of the federal securities laws. We have established other separate investment accounts that may also be registered with the SEC.

The Variable Account is divided into Subaccounts. The Subaccounts available under the Contracts invest in shares of portfolios of the Funds. The Variable Account may include other Subaccounts not available under the Contracts and not otherwise discussed in this Prospectus. We own the assets in the Variable Account.

We apply income, gains and losses of a Subaccount (realized or unrealized) without regard to any other income, gains or losses of Kansas City Life or any other separate account. We cannot use Variable Account assets (reserves and other contract liabilities) to cover liabilities arising out of any other business we conduct. We are obligated to pay all benefits provided under the Contracts.

The Funds

Each of the Funds is registered with the SEC as a diversified open-end management investment company under the 1940 Act. However, the SEC does not supervise their management, investment practices or policies. Each Fund is a series fund-type mutual fund made up of the Portfolios and other series that are not available under the Contracts. The investment objectives of each of the Portfolios is described below.

The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other mutual fund portfolios that may be managed by the same investment adviser or manager. The investment results of the Portfolios, however, may be higher or lower than the results of such other portfolios. There can be no assurance that the investment results of any of the Portfolios will be comparable to the investment results of any other portfolios, even if the other portfolio has the same investment adviser or manager.


All of the Funds may not be available in California. See your registered representative for specifics.

MFS(R) Variable Insurance TrustSM
(Manager:  MFS Investment Management(R))

     MFS Emerging Growth Series. The Emerging Growth Series seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Series' investment objective of long-term growth of capital. The Series' policy is to invest primarily (i.e., at least 65% of its assets under normal circumstances) in common stocks of companies that MFS believes are early in their life cycle but which have the potential to become major enterprises (emerging growth companies).

     MFS Research Series. The Research Series seeks to provide long-term growth of capital and future income. The Series' assets are allocated to selected economic sectors and then to industry groups within those sectors.

     MFS Total Return Series. The Total Return Series seeks to provide above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.

     MFS Utilities Series. The Utilities Series seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities). The Series will seek to achieve its objective by investing, under normal circumstances, at least 65% (but up to 100% at the discretion of the Series' adviser) of its assets in equity and debt securities of both domestic and foreign companies in the utilities industry.

     MFS Global Governments Series. The Global Governments Series seeks income and capital appreciation. The Series seeks to achieve its investment objective through a professionally managed, internationally diversified portfolio consisting primarily of debt securities and to a lesser extent equity securities.

     MFS Bond Series. The Bond Series seeks primarily to provide as high a level of current income as is believed consistent with prudent investment risk and secondarily to protect Shareholders' capital. Up to 20% of the Series' total assets may be invested in lower-rated or non-rated debt securities commonly known as "junk bonds." The risks of investing in junk bonds are described in the prospectus for the MFS(R) Variable Insurance TrustSM, which you should read carefully before investing.

American Century Variable Portfolios, Inc.
(Manager:  American Century Investment Management, Inc.)

     American Century VP Capital Appreciation Portfolio. The investment objective of American Century VP Capital Appreciation is capital growth. The Portfolio will seek to achieve its investment objective by investing primarily in common stocks that are considered by the investment adviser to have better-than-average prospects for appreciation.

     American Century VP Income & Growth. American Century VP Income & Growth seeks dividend growth, current income and capital appreciation. The fund will seek to achieve its investment objective by investing in common stocks.

     American Century VP International Portfolio. The investment objective of American Century VP International Portfolio is capital growth. The Portfolio will seek to achieve its investment objective by investing primarily in securities of foreign companies that meet certain fundamental and technical standards of selection and that have, in the opinion of the investment manager, potential for appreciation.

     American Century VP Value. American Century VP Value seeks long-term capital growth. Income is a secondary objective. The fund will seek to achieve its investment objective by investing in securities that management believes to be undervalued at the time of purchase.



Federated Insurance Series
(Manager:  Federated Investment Management Company)

     Federated American Leaders Fund II. The primary investment objective of the Federated American Leaders Fund II is to achieve long-term growth of capital. The Fund's secondary objective is to provide income. The Fund pursues its investment objectives by investing, under normal circumstances, at least 65% of its total assets in common stock of "blue-chip" companies, which are generally top-quality, established growth companies.

     Federated High Income Bond Fund II. The investment objective of the Federated High Income Bond Fund II is to seek high current income. The Fund endeavors to achieve its objective by investing primarily in lower-rated corporate debt obligations commonly referred to as "junk bonds." The risks of investing in junk bonds is described in the prospectus for Federated Insurance Series, which you should read carefully before investing.

     Federated Prime Money Fund II. The investment objective of the Federated Prime Money Fund II is to provide current income consistent with stability of principal and liquidity. The Fund pursues its investment objective by investing exclusively in a portfolio of money market instruments maturing in 397 days or less.

Dreyfus Variable Investment Fund
(Manager:  The Dreyfus Corporation)

     Capital Appreciation Portfolio. The primary investment objective of the Capital Appreciation Portfolio is to provide long-term capital growth consistent with the preservation of capital. Current income is a secondary investment objective. This series invests primarily in the common stocks of domestic and foreign issuers.

     Small Cap Portfolio. The investment objective of the Small Cap Portfolio is to maximize capital appreciation. This series invests primarily in common stocks of domestic and foreign series will be particularly alert to companies that it considers to be emerging smaller-sized companies which are believed to be characterized by new or innovative products, services or processes which should enhance prospects for growth in future earnings.

Dreyfus Stock Index Fund
(Manager:  The Dreyfus Corporation)

The primary investment objective of the Stock Index Fund is to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. In anticipation of taking a market position, the Fund is permitted to purchase and sell stock index futures. The Fund is neither sponsored by nor affiliated with Standard & Poor's.

The Dreyfus Socially Responsible Growth Fund, Inc.
(Manager:  The Dreyfus Corporation)

The fund seeks to provide capital growth by investing primarily in the common stock of companies that, in the opinion of the fund's management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America. Current income is a secondary goal.

J.P. Morgan Series Trust II
(Manager:  J.P. Morgan Investment Management Inc.)

     J.P. Morgan Equity Portfolio. The investment objective of J.P. Morgan Equity Portfolio is to provide a high total return from a portfolio comprised of selected equity securities. Total return will consist of realized and unrealized capital gains and losses plus income less expenses. The Portfolio invests primarily in the common stock of large- and medium-capitalization U.S. companies typically represented by the Standard & Poor's 500 Stock Index.

     J.P. Morgan Small Company Portfolio. The investment objective of J.P. Morgan Small Company Portfolio is to provide a high total return from a portfolio of equity securities of small companies. Total return will consist of realized and unrealized capital gains and losses plus income less expenses. The Portfolio invests at least 65% of the value of its total assets in the common stock of small U.S. companies primarily with market capitalizations greater than $110 million and less than $1.5 billion.

Templeton Variable Products Series Fund
(Manager: Franklin Resources, Inc.)

     Templeton International Fund Class 2. The investment objective of Templeton International Fund is long-term capital growth. The Fund seeks to achieve this objective through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States. The Portfolio may invest without limit in high yield or "junk" bonds. The risks of investing in junk bonds are described in the prospectus for Templeton International Fund Class 2, which you should read carefully before investing.

Calamos Insurance Trust
(Manager: Calamos Asset Management, Inc.)

     Calamos Convertible Portfolio. Calamos Convertible Portfolio seeks current income as its primary objective with capital appreciation as its secondary objective. The Portfolio invests primarily in a diversified portfolio of convertible securities. These convertible securities may be either debt securities (bonds) or preferred stock that are convertible into common stock, and may be issued by both U.S. and foreign companies. The Portfolio may invest without limit in high yield or "junk" bonds. The risks of investing in junk bonds are described in the prospectus for Calamos Insurance Trust, which you should read carefully before investing.

THERE IS NO ASSURANCE THAT THE FUNDS WILL ACHIEVE THEIR STATED OBJECTIVES AND POLICIES.


See the current prospectus for each Fund that accompanies this prospectus as well as the current Statement of Additional Information for each Fund. These important documents contain more detailed information regarding all aspects of the Funds. Please read the prospectuses for the Funds carefully before making any decision concerning the allocation of premium payments or transfers among the Subaccounts.


We have entered into agreements with either the investment adviser or the distributor for each of the Funds or with a Fund and its Underwriter pursuant to which they pay us a fee. This fee is based upon an annual percentage of the average aggregate net amount or the value of assets we invest on behalf of the Variable Account and any other of our separate accounts. These percentages differ. Some investment advisers, distributors, underwriters or Funds pay us a greater percentage than others. These fees are charged to provide compensation to us for the administrative services we provide.


We cannot guarantee that each Fund or portfolio will always be available for the Contracts, but in the event that a Fund or portfolio is not available, we will take reasonable steps to secure the availability of a comparable fund. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge.

Resolving Material Conflicts

The Funds presently serve as the investment medium for the Contracts. In addition, the Funds are available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance contracts.

We don't currently foresee any disadvantages to you resulting from the Funds selling shares to fund products other than the Contracts. However, there is a possibility that a material conflict of interest may arise between Contract Owners and the owners of variable contracts issued by other companies whose values are allocated to one of the Funds. Shares of some of the Funds may also be sold to certain qualified pension and retirement plans qualifying under
Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of a material conflict, we will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter. The Board of Directors of each Fund will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses of the Funds for more information.

Addition, Deletion or Substitution of Investments

Subject to applicable law, we may make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If the shares of a portfolio are no longer available for investment or if further investment in any portfolio should become inappropriate (in our judgment) in view of the purposes of the Variable Account, we may redeem the shares, if any, of that portfolio and substitute shares of another registered open-end management investment company. We will not substitute any shares attributable to a Contract's interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.

Subject to applicable law and any required SEC approval, we may establish new Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. We will determine on what basis we might make any new Subaccounts available to existing Contract Owners.

If we make any of these substitutions or changes we may, by appropriate endorsement, change the Contract to reflect the substitution or change. If we decide it is in the best interests of Contract Owners (subject to any approvals that may be required under applicable law), we may take the following actions with regard to the Variable Account: o operate the Variable Account as a management investment company under the 1940 Act; o deregister it under that Act if registration is no longer required; or o combine it with other Kansas City Life separate accounts.

Voting Rights

We are the legal owner of shares held by the Subaccounts and we have the right to vote on all matters submitted to shareholders of the Funds. As required by law, we will vote shares held in the Subaccounts in accordance with instructions received from Owners with Contract Value in the Subaccounts. We may be permitted to vote shares of the Funds in our own right if the applicable federal securities laws, regulations or interpretations of those laws or regulations change.

To obtain voting instructions from you, before a meeting you will be sent voting instruction material, a voting instruction form and any other related material. Your number of votes will be calculated separately for each Subaccount of the Variable Account, and may include fractional shares. The number of votes attributable to a Subaccount will be determined by applying your percentage interest, if any, in a particular Subaccount to the total number of votes attributable to that Subaccount. The number of votes for which you may give instructions will be determined as of the date established by the Fund for determining shareholders eligible to vote. We will vote shares held by a Subaccount for which we have no instructions in the same proportion as those shares for which we do receive voting instructions.

If required by state insurance officials, we may disregard voting instructions if such instructions would require us to vote shares in a manner that would : o cause a change in sub-classification or investment objectives of one or more of the Portfolios; o approve or disapprove an investment advisory agreement; or o require changes in the investment advisory contract or investment adviser of one or more of the
     Portfolios, if we reasonably disapprove of such changes in accordance with applicable federal regulations.

If we ever disregard voting instructions, we will advise you of that action and of the reasons for it in the next semiannual report. We may also modify the manner in which we calculate the weight to be given to pass-through voting instructions when such a change is necessary to comply with current federal regulations or the current interpretation of them.

PURCHASING A CONTRACT

Applying for a Contract

To purchase a Contract, you must complete an application and submit it through an authorized Kansas City Life agent. If you are eligible for temporary life insurance coverage, a temporary insurance agreement ("TIA") should also accompany the application. As long as the initial premium payment accompanies the TIA, the TIA provides insurance coverage from the date we receive the required premium to the date we approve your application. In accordance with our underwriting rules, temporary life insurance coverage may not exceed $250,000. The TIA may not be in effect for more than 60 days. At the end of the 60 days, the TIA coverage terminates and we will return the initial premium to the applicant.


For coverage under the TIA, you must pay an initial premium payment that is at least equal to two Guaranteed Monthly Premiums. Only one Guaranteed Monthly Premium is required for Contracts when premium payments will be made under a pre-authorized payment arrangement. (See "Premiums," page 20.) In general, policies submitted with the required premium payment will have a Contract Date that is the same as the TIA. However, if the Contract Date is calculated to be the 29th, 30th or 31st of the month, then the date will be set to the 1st of the next following month. For Contracts where premium is not accepted at the time of application or Contracts where values are applied to the new Contract from another contract, the Contract Date will be the approval date plus up to seven days, unless the approval is the 27th, 28th or 29th of the month in which case the Contract Date would be the first of the next month. We have several exceptions to these rules, described as follows:



         Pre-Authorized   Check   Payment   Plan  (PAC)  or   Combined   Billing
         (CB)--Premium With Application If you request PAC or CB and provide the initial premium with the application, the Contract Date will be the later of the TIA date or the first of the month of approval. Combined Billing is a billing where more than one Kansas City Life contract is billed together.


         Combined Billing (CB)--No Premium With Application
         If you request CB and don't provide the initial premium with the application, the Contract Date will be the earlier of the 1st of the month after the Contract is approved or the date we receive the initial premium. However, if approval occurs on or between the 1st and the 5th of the month the Contract Date will be the first of the same month that the Contract is approved. In addition, if the Contract Date is calculated to be the 29th, 30th or 31st of the month, then the Contract Date will be the 1st of the following month.


         Government Allotment (GA) and Federal Allotment (FA)
         If you request GA or FA on the application and provide an initial premium with the application, the Contract Date will be the 1st of the month of approval. If you request GA or FA and we receive no initial premium the Contract Date will be the first of the month for which we receive a full monthly allotment.

         Conversions
         If you convert a Kansas City Life term insurance product to a new Contract, the Contract Date will be the date that the previous contract was paid to. If you are converting more than one term policy, the Contract Date will be determined by the contract with the earliest date that premiums were paid to.

         Specified Amount Above $250,000
         If you request a specified amount above $250,000 and provide an initial premium with the application, the Contract Date will be the later of the TIA date or the 1st of the month of approval.


The Contract Date is determined by these guidelines except you may be permitted by state insurance law to backdate the Contract to preserve insurance age. In no case may the Contract Date be more than six months prior to the date the application was completed. We will charge Monthly Deductions from the Contract Date.


If coverage under an existing Kansas City Life insurance contract is being replaced, that contract will be terminated and values will be transferred on the date when you have met all underwriting and other requirements and we have approved your application. We will deduct Contract charges as of the Contract Date.

We require satisfactory evidence of the proposed Insured's insurability, which may include a medical examination. The available issue ages are 0 through 80 on a nonsmoker basis, 15 through 80 on a preferred nonsmoker basis, and 15 through 80 on a smoker basis. Age is determined on the Insured's age last birthday on the Contract Date. The minimum Specified Amount is $100,000 for issue ages 0--49 and $50,000 for issue ages 50--80. Acceptance of an application depends on our underwriting rules. We have the right to reject any application.


As the Owner of the Contract, you may exercise all rights provided. The Insured is the Owner unless a different Owner is named in the application. While the Insured is living, the Owner may by Written Notice name a contingent Owner or a new Owner. If a contingent Owner has not been named , ownership of the Contract passes to the estate of the last Owner to die. The Owner may also be changed prior to the Insured's death by Written Notice satisfactory to us. A change in Owner may have tax consequences. (See "Tax Considerations," page 49.)


Free Look Right to Cancel Contract

You may cancel your Contract for a refund during your "free-look" period. You may also cancel an increase in Specified Amount that you have requested. The free look period expires on the latest of: o 10 days after you receive your Contract or for an increase, your adjusted Contract; o 45 days after your application for either the Contract or the increase in Specified Amount is signed; or o 10 days after we mail or deliver a cancellation notice.


If you decide to cancel the Contract or an increase in Specified Amount, you must return the Contract to the Home Office or to the authorized Kansas City
Life agent who sold it. Immediately after mailing or delivery within the "free-look" period, the Contract or the increase will be deemed void from the beginning. If you cancel the Contract, we will refund premiums paid within seven calendar days after we receive the returned Contract. (This means that the amount we refund will not reflect either gains or losses resulting from Subaccount performance.) If you cancel an increase in the Specified Amount, we will return any charges attributable to the increase to your Contract Value.


PREMIUM PAYMENTS AND ALLOCATIONS

Premiums

The Contract is flexible with regard to the amount of premiums you pay. When we issue the Contract we will set a Planned Premium amount. This amount is only an indication of your preference in making premium payments. You may make additional unscheduled premium payments at any time while the Contract is in force. We have the right to limit the number (except in Texas) and amount of such premium payments. There are requirements regarding the minimum and maximum premium amounts that you can pay.

We deduct a premium expense charge from all premiums prior to allocating them to your Contract. (See "Charges and Deductions," page 21.)

     Minimum Premium Amounts. The minimum initial premium payment required is the least amount for which we will issue a Contract. The minimum initial premium payment amount depends on a number of factors. These factors include Age, sex and risk class of the proposed Insured, the initial Specified Amount, any supplemental and/or rider benefits and the Planned Periodic Premium payments you propose to make. (See "Planned Periodic Premiums," below.) Consult your Kansas City Life agent for information about the initial premium required for the coverage you desire.

Each premium after the initial premium must be at least $25.

     Maximum Premium Information. Total premiums paid may not exceed premium limitations for life insurance set forth in the Internal Revenue Code. We will monitor Contracts and will notify you if a premium payment exceeds this limit and will cause the Contract to violate the definition of insurance. You may choose to take a refund of the portion of the premium that we determine is in excess of the guideline premium limit or you may submit an application to modify the Contract so it continues to qualify as a contract for life insurance.
Modifying the Contract may require evidence of insurability. (See "Tax Considerations," page 46.)


Your Contract may become a modified endowment contract if premiums paid exceed the "7-Pay Test" as set forth in the Internal Revenue Code. We will monitor Contracts and will attempt to notify you on a timely basis if, based on our interpretation of the relevant tax rules, your Contract is in jeopardy of becoming a modified endowment contract. (See "Tax Considerations," page 46.)


We reserve the right to require satisfactory evidence of insurability prior to accepting unscheduled premiums. (See "Premium Allocations and Crediting," page 18.)

     General Premium Information. We will not accept premium payments after the Maturity Date. You must make premium payments by check payable to Kansas City Life Insurance Company or by any other method that we deem acceptable. You must clearly mark a loan repayment as such or we will credit it as a premium. (See "Loan Repayment," page 29.)

     Planned Premium Payments. When applying for a Contract, you select a plan for paying premiums. Failure to pay Planned Premium Payments will not necessarily cause a Contract to lapse. Conversely, paying all Planned Premium Payments will not guarantee that a Contract will not lapse. You may elect to pay level premiums quarterly, semi-annually or annually. You may also arrange to pay Planned Premium Payments on a special monthly or quarterly basis under a pre-authorized payment arrangement.

You are not required to pay premiums in accordance with your plan. You can pay more or less than planned or skip a Planned Premium Payment entirely. (See "Premium Payments to Prevent Lapse," page 18, and "Guaranteed Payment Period and Guaranteed Monthly Premium," below.) Subject to the minimum and maximum limits described above, you can change the amount and frequency of Planned Premiums Payments at any time.


     Guaranteed Payment Period and Guaranteed Monthly Premium. During the Guaranteed Payment Period we guarantee that your Contract will not lapse if your premium payments are in line with the Guaranteed Monthly Premium requirement. For this guarantee to apply the total premiums paid must be at least equal to the sum of:
1.       the amount of accumulated Guaranteed Monthly Premiums in effect , and
2. additional premium amounts to cover the total amount of any partial surrenders or Contract Loans you have made.

The Guaranteed Payment Period applies for five years after the Contract Date and five years after the effective date of an increase in the Specified Amount. The Contract shows the Guaranteed Monthly Premium.

The factors we use to determine the Guaranteed Monthly Premium vary by risk class, issue Age, and sex. In calculating the Guaranteed Monthly Premium, we include additional amounts for substandard ratings and supplemental and/or rider benefits. If you make a change to your Contract, we will:
o        recalculate the Guaranteed Monthly Premium;
o        notify you of the new Guaranteed Monthly Premium; and
o        amend your Contract to reflect the change.


     Premium Payments Upon Increase in Specified Amount. A new Guaranteed Payment Period begins on the effective date of an increase in Specified Amount. We will notify you of the new Guaranteed Monthly Premium for this period. Depending on the Contract Value at the time of an increase and the amount of the increase requested, you may need to make an additional premium payment or change the amount of Planned Periodic Premiums. (See "Changes in Specified Amount," page 28.)

Premium Payments to Prevent Lapse



Your Contract will lapse if there is insufficient value remaining in the Contract at the end of the Grace Period. Since the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of premiums required to prevent lapse will also vary.


On each Monthly Anniversary Day we will check your Contract to determine if there is enough value to prevent lapse. If your Contract does lapse you must pay the required amount before the end of the Grace Period. The conditions to prevent lapse will depend on whether a Guaranteed Payment Period is in effect as follows:

     After the Guaranteed Payment Period. The Contract lapses and a Grace Period starts if the Cash Surrender Value is not enough to cover the Monthly Deduction. To prevent the Contract from terminating you must pay enough premium to increase the Cash Surrender Value to at least the amount of three Monthly Deductions. You must make this payment before the end of the Grace Period.

     During the Guaranteed Payment Period. The Contract lapses and a Grace Period starts if:

o there is not enough Cash Surrender Value in your Contract to cover the Monthly Deduction, and

o the premiums paid are less than required to guarantee lapse won't occur during the Guaranteed Payment Period. (See "Guaranteed Payment Period and Guaranteed Monthly Premium," page 17.)

If lapse occurs, the premium you must pay to keep the Contract in force will be equal to the lesser of:

1. the amount to guarantee the Contract won't lapse during the Guaranteed Payment Period less the accumulated premiums you have paid; and

2. enough premium to increase the Cash Surrender Value to at least the amount of three Monthly Deductions.

     Grace Period. The purpose of the Grace Period is to give you the chance to pay enough premiums to keep your policy in force. We will send you notice of the amount required to be paid . The Grace Period is 61 days and starts when we send the notice. Your Contract remains in force during the Grace Period. If the Insured dies during the Grace Period, we will pay the Death Benefit proceeds, but we will deduct any Monthly Deductions due. (See "Amount of Death Benefit Proceeds," page 27.) If you don't pay adequate premiums before the Grace Period ends, your Contract will terminate. (See "Reinstatement," page 43.)


ALLOCATIONS AND TRANSFERS

Premium Allocations and Crediting


In the Contract application, you select how we will allocate premiums (less premium expense charges) among the Subaccounts and the Fixed Account. The sum of your allocations must equal 100%. We may limit the number of Subaccounts to which you allocate premiums (not applicable to Texas Contracts). We will never limit the number to less than 12. You may change the allocation percentages at any time by sending Written Notice. You may make changes in your allocation by telephone if you have provided proper authorization. (See "Telephone Authorizations," page 53.) The change will apply to the premium payments received with or after receipt of your notice.


On the Allocation Date, we will allocate the initial premium to the Federated Prime Money Fund II Subaccount. If we receive any additional premiums before the Reallocation Date, we will also allocate these premiums to the Federated Prime Money Fund II Subaccount.

On the Reallocation Date we will allocate the amount in the Federated Prime Money Fund II Subaccount as directed in your application. (See "Determining the Contract Value," page 25.)

We will credit premiums received on or after the Reallocation Date as directed by you. The premiums will be invested within the Valuation Period during which we receive them at our Home Office unless we require additional underwriting. We won't credit premiums requiring additional underwriting until we have completed underwriting and accept the premium payment. If we reject the additional premium payment, we will return the premium payment promptly, without any adjustment for investment experience.

Transfer Privilege

After the Reallocation Date and prior to the Maturity Date, you may transfer amounts among the Subaccounts and the Fixed Account, subject to the following restrictions: o The minimum transfer amount is the lesser of $250 or the entire amount in that Subaccount or the Fixed
      Account.
o We will treat a transfer request that reduces the amount in a Subaccount or the Fixed Account below $250 as a transfer request for the entire amount in that Subaccount or the Fixed Account.
o     We allow only one transfer each Contract Year from the Fixed Account.
o The amount transferred from the Fixed Account may not exceed 25% of the unloaned Fixed Account Value on the date of transfer (unless the balance after the transfer is less than $250 in which case we will transfer the entire amount.)


o We may, where permitted, suspend or modify this transfer privilege at any time with notice to you.


There is no limit on the number of transfers you can make between the Subaccounts or to the Fixed Account. The first six transfers during each Contract Year are free. After the first six transfers, we will assess a $25 Transfer Processing Fee. Unused free transfers don't carry over to the next Contract year. For the purpose of assessing the fee, we consider each Written Notice or telephone request to be one transfer, regardless of the number of Subaccounts or the Fixed Account affected by that transfer. We will deduct the processing fee from the remaining Contract Value.


We will make the transfer on the Valuation Day that we receive Written Notice requesting such transfer. You may also make transfers by telephone if you have made the appropriate election at the time of application or have provided proper authorization. (See "Telephone Authorizations," page 50. )

     Additional No-Fee Transfer Right. This additional, one-time transfer feature allows you to transfer all or a portion of the Variable Account Value to the Fixed Account and we will make this transfer without applying the transfer processing fee (even if you have already used the six free transfers for that Contract Year.) This Additional No-Fee Transfer Right applies during the first 24 months of the Contract or within the 24 months following the effective date of an increase to the Specified Amount.


Dollar Cost Averaging Plan


The Dollar Cost Averaging Plan is an optional feature available with the Contract. If elected, it enables you to automatically transfer amounts from the Federated Prime Money Fund II Subaccount to other Subaccounts. The goal of the Dollar Cost Averaging Plan is to make you less susceptible to market fluctuations by allocating on a regularly scheduled basis instead of allocating the total amount all at one time. We can not guarantee that the Dollar Cost Averaging Plan will result in a gain.

Transfers under this plan occur on a monthly basis for a period you choose, ranging from 3 to 36 months. To participate in the plan you must transfer at least $250 from the Federated Prime Money Fund II Subaccount each month. You may allocate the required amounts to the Federated Prime Money Fund II Subaccount through initial or subsequent premium payments or by transferring amounts into the Federated Prime Money Fund II Subaccount from the other Subaccounts or from the Fixed Account. Restrictions apply to transfers from the Fixed Account.

You may elect this plan at the time of application by completing the authorization. You may also elect it at any time after the Contract is issued by completing the election form. You may make changes in dollar cost averaging by telephone if you have provided proper authorization.

Dollar cost averaging transfers will start on the next Monthly Anniversary Day on or following the Reallocation Date or the date you request. Once elected, we will process transfers from the Federated Prime Money Fund II monthly until: o we have completed the designated number of transfers; o the value of the Federated Prime Money Fund II Subaccount is completely depleted; or o you send Written Notice instructing us to cancel the monthly transfers.

Transfers made under the Dollar Cost Averaging Plan will not count toward the six free transfers allowed each Contract Year. We may cancel this feature at any time with notice to you.


Portfolio Rebalancing Plan


The Portfolio Rebalancing Plan is an optional feature available with the Contract. Under this plan we will redistribute the accumulated balance of each Subaccount to equal a specified percentage of the Variable Account Value. We will do this on a quarterly basis at three-month intervals from the Monthly Anniversary Day on which Portfolio Rebalancing begins.

The purpose of the Portfolio Rebalancing Plan is to automatically diversify your portfolio mix. This plan automatically adjusts your Portfolio mix to be consistent with your current allocation instructions. If you make a change to your premium allocation, we will also automatically change the allocation used for Portfolio Rebalancing to be consistent with the new premium allocation unless you instruct us otherwise.

The redistribution occurring under this plan will not count toward the six free transfers permitted each Contract Year. If you also have elected the Dollar Cost Averaging Plan and it has not been completed, the Portfolio Rebalancing Plan will start on the Monthly Anniversary Day after the Dollar Cost Averaging Plan ends.

You may elect this plan at the time of application by completing the authorization on the application. You may also elect it after the Contract is issued by completing the election form. You may make changes in portfolio rebalancing by telephone if you have provided proper authorization. Portfolio rebalancing will terminate when: o you request any transfer unless you authorize a change in allocation at that time; or o the day we receive Written Notice instructing us to cancel the plan.

If the Contract Value is negative at the time portfolio rebalancing is scheduled, we will not complete the redistribution. We may cancel the Portfolio Rebalancing Plan at any time with notice to you.


FIXED ACCOUNT

The Fixed Account is not registered under the Securities Act of 1933 and is not registered as an investment company under the Investment Company Act of 1940. The Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account. Certain general provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses may still apply.

You may allocate some or all of your premiums and transfer some or all of the Variable Account Value to the Fixed Account. You may also make transfers from the Fixed Account, but restrictions may apply. (See Transfer Privilege, page 19.) The Fixed Account is part of our general account and pays interest at declared rates guaranteed for each calendar year. We guarantee that this rate will be at least 4%.

Our general account supports our insurance and annuity obligations. Since the Fixed Account is part of our general account, we assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to our general liabilities from business operations.

Minimum Guaranteed and Current Interest Rates


We guarantee to credit the Fixed Account Value with a minimum 4% effective annual interest rate. We intend to credit the Fixed Account Value with current rates in excess of the 4% minimum, but we are not obligated to do so. Current interest rates are influenced by, but don't necessarily correspond to, prevailing general market interest rates. We will determine current rates. You assume the risk that the interest we credit may not exceed the guaranteed rate. Since we anticipate changing the current interest rate from time to time, we will credit different allocations with different interest rates, based upon the date amounts are allocated to the Fixed Account. We may change the interest rate credited to allocations from premiums or new transfers at any time. We will not change the interest rate more than once a year on amounts in the Fixed Account.

For the purpose of crediting interest, we currently account for amounts deducted from the Fixed Account on a last-in, first-out ("LIFO") method. We may change the method of crediting from time to time, provided that such changes don't have the effect of reducing the guaranteed rate of interest below 4%. We may also shorten the period for which the interest rate applies to less than a year (except for the year in which an amount is received or transferred).


Calculation of Fixed Account Value

Fixed Account Value is equal to:
o        amounts allocated or transferred to the Fixed Account, plus
o        interest credited, less
o        amounts deducted, transferred or surrendered .

Delay of Payment

We reserve the right to delay payment of any surrender, partial surrender, or transfer from the Fixed Account for up to six months from the date we receive the request.

CHARGES AND DEDUCTIONS

We may realize a profit on any charges and deductions. We may use this profit for any purpose, including payment of distribution charges. Below is a listing and description of the applicable charges and deductions under the Contract.

Premium Expense Charge

We deduct a 2.25% premium expense charge from each premium payment. This charge reimburses us for state and local premium taxes as well as related administrative expenses associated with the Contracts. We apply premium payments to your Contract net of the premium expense charge.

Monthly Deduction

We will make Monthly Deductions to collect various charges under your Contract. We will make these Monthly Deductions on each Monthly Anniversary Day following the Allocation Date. On the Allocation Date, we will deduct Monthly Deductions for the Contract Date and each Monthly Anniversary that have occurred prior to the Allocation Date. (See "Applying for Contract," page 15.) The Monthly Deduction consists of :
(1)      cost of insurance charges,
(2)      Monthly Expense Charge, and
(3)      any charges for supplemental and/or rider benefits, as described below.

We deduct the Monthly Deduction pro rata on the basis of the portion of Contract Value in each Subaccount and/or the Fixed Account.

     Cost of Insurance Charge. This charge compensates us for the expense of providing insurance coverage. The charge depends on a number of variables and will vary from Contract to Contract and from month to month. For any Contract, we calculate the cost of insurance on a Monthly Anniversary Day by multiplying the current cost of insurance rate for the Insured by the net amount at risk for that Monthly Anniversary Day.

The cost of insurance rate for a Contract on a Monthly Anniversary Day is based on the Insured's Age, sex, number of completed Contract Years, Specified Amount and risk class. We currently place Insureds in one of the following classes, based on underwriting: o Standard Smoker--available issue Ages 15-80 o Standard Nonsmoker--available issue Ages 0-80 o Preferred Nonsmoker--available issue Ages 15-80 We may place an Insured in a substandard risk class, which involves a higher mortality risk than the Standard Smoker or Standard Nonsmoker classes.

The net amount at risk on a Monthly Anniversary Day is the difference between the Death Benefit (discounted at an interest rate which is the monthly equivalent of 4% per year) and the Contract Value (as calculated on that Monthly Anniversary Day before the cost of insurance charge is deducted).

We guarantee that the cost of insurance rates will not exceed the maximum cost of insurance rates set forth in the Contracts. The guaranteed rates for standard and preferred classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of or additives to the 1980 CSO Tables.

Our current cost of insurance rates may be less than the guaranteed rates that are set forth in the Contract. We will determine current cost of insurance rates based on our expectations as to future mortality experience. We may change these rates from time to time.

Cost of insurance rates for an Insured in a nonsmoker standard class are lower than rates for an Insured of the same Age and sex in a smoker standard class. Cost of insurance rates for an Insured in a nonsmoker or smoker standard class are lower than guaranteed rates for an Insured of the same Age, sex and smoking class in a substandard class.

     Cost of Insurance Rates for Increases. We will determine the cost of insurance rate for an increase in Specified Amount on each Monthly Anniversary Day. It is based on the Insured's Age, sex, number of completed Contract Years and risk class.

We place the Insured in a risk class when we approve the Contract, based on our underwriting of the application. When you request an increase in Specified Amount, we do additional underwriting before approving the increase (except as noted below) to determine the risk class that will apply to the increase. If the risk class for the increase has lower cost of insurance rates than the existing risk class, we apply the lower rates to the entire Specified Amount. If the risk class for the increase has higher cost of insurance rates than the existing class, we apply the higher rates only to the increase in Specified Amount and the existing risk class will continue to apply to the existing Specified Amount.

We do not conduct underwriting for an increase in Specified Amount if you request the increase as part of a conversion from a term contract or on exercising the Option to Increase Specified Amount Rider. (See "Supplemental and/or Rider Benefits," page 47.) In the case of a term conversion, the risk class that applies to the increase is based on the provisions of the term contract. In the case of an increase under the Option to Increase Specified Amount Rider, the Insured's risk class for an increase is the class in effect on the initial Specified Amount at the time that you elect the increase.

We determine the net amount at risk associated with a Specified Amount increase by determining the percentage that the Specified Amount increase bears to the Contract's total Specified Amount immediately following the increase. The resulting percentage is the part of the Contract's total net amount at risk that we attribute to the Specified Amount increase. We attribute the remaining percentage of the Contract's total net amount at risk to the existing Specified Amount. (For example, if the Contract's Specified Amount is increased by $100,000 and the total Specified Amount is $250,000, then we attribute 40% of the total net amount at risk to the Specified Amount increase.) On each Monthly Anniversary Day, the net amount at risk we use to determine the cost of insurance charge associated with the Specified Amount increase is the Contract's total net amount of risk at that time, multiplied by the percentage calculated as described above. This percentage remains fixed until the Specified Amount is changed.

     Legal Considerations Relating to Sex-Distinct Premium Payments and Benefits. Cost of insurance rates for Contracts generally distinguish between males and females. Thus, premium payments and benefits under Contracts covering males and females of the same Age will generally differ. (In some states, the cost of insurance rates don't vary by sex.)

We also offer Contracts that don't distinguish between male and female rates where required by state law. Employers and employee organizations considering purchase of a Contract should consult with their legal advisers to determine whether purchase of a Contract based on sex-distinct cost of insurance rates is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. We will make available to such prospective purchasers Contracts with cost of insurance rates that don't distinguish between males and females.

     Monthly Expense Charge. The Monthly Expense Charge is part of the Monthly Deduction. We begin deducting the Monthly Expense Charge from the Contract Value as of the Contract Date. (See "Applying for a Contract," page 18.) Thereafter, we deduct a Monthly Expense Charge as of each Monthly Anniversary Day. The Monthly Expense Charge is made up of two parts:

     (1) a maintenance charge which is a level monthly charge that applies in all years. We guarantee that the maintenance charge will not exceed $6.00.
     (2) an acquisition charge which is a charge of $20 per Contract Month. This charge applies for the first Contract Year and for 12 months following the effective date of an increase in Specified Amount.

The Monthly Expense Charge reimburses us for expenses incurred in the administration of the Contracts and the Variable Account. Even if the guaranteed charges prove to be insufficient, we will not increase the charges above such guaranteed levels and we will incur the loss.

     Supplemental and/or Rider Benefit Charges. These charges are part of the Monthly Deduction and vary by the benefit. (See "Supplemental and/or Rider Benefits," page 43.)

Daily Mortality and Expense Risk Charge

We deduct a daily charge from assets in the Subaccounts attributable to the Contracts. This charge does not apply to Fixed Account assets. The current charge is at an annual rate of 0.90% of net assets. We guarantee that this rate will not increase for the duration of a Contract.

The mortality risk we assume is that the Insured may die sooner than anticipated and we have to pay death benefits greater than we anticipated. The expense risk we assume is that expenses incurred in issuing and administering the Contracts and the Variable Account will exceed the administrative charges we assess. We may make a profit from this charge. Any profit may be used to finance distribution expenses.

Transfer Processing Fee


The first six transfers during each Contract Year are free. We will assess a $25 Transfer Processing Fee for each additional transfer. For the purpose of assessing the fee, we will consider each written or telephone request for a transfer to be one transfer, regardless of the number of accounts affected by the transfer. We will deduct the Transfer Processing Fee from the amount being transferred or from the remaining Contract Value, according to your instructions.


Surrender Charge

During the first fifteen Contract Years, we will deduct a Surrender Charge from the Contract Value if the Contract is completely surrendered, lapses, or the Specified Amount is reduced (including when a partial surrender reduces the Specified Amount). The Surrender Charge is the sum of two parts: o the Deferred Sales Load; and
o        the Deferred Administrative Expense.

The total Surrender Charge will not exceed the maximum Surrender Charge set forth in your Contract. An additional Surrender Charge and Surrender Charge period will apply to each portion of the Contract resulting from a Specified Amount increase, starting with the effective date of the increase. We credit any Surrender Charge deducted upon lapse back to the Contract Value upon reinstatement. The Surrender Charge on the date of reinstatement will be the same as it was on the date of lapse. For purposes of determining the Surrender Charge on any date after reinstatement, the period during which the Contract was lapsed will not count.


Under some circumstances the amount of the Surrender Charge during the first few Contract Years could result in a Cash Surrender Value of zero. This will depend upon a number of factors, but is more likely if: o premiums paid are equal to or only a little higher than the Guaranteed Monthly Premium shown in your
     Contract; or
o        if investment performance of the Subaccounts is too low.

 See Appendix A for a chart that shows the Maximum Surrender Charge Factors, depending upon the Insured's Age, sex and underwriting classification.


     Deferred Sales Load. The purpose of the Deferred Sales Load is to reimburse us for some of the expenses we incur in the distribution of the Contracts. This Deferred Sales Load is 30% of actual premiums paid up to a maximum premium amount shown in the Contract. We base the maximum premium amount shown in the Contract on the issue Age, sex, Specified Amount and smoking class applicable to the Insured. If you increase the Contract's Specified Amount, a separate Deferred Sales Load will apply to the Specified Amount increase, based on the Insured's Age, sex and smoking class at the time of the increase.

The Deferred Sales Load in the first nine years of the Surrender Charge period is 30% of actual premiums paid up to the maximum premium amount shown in the Contract. After the ninth year of the Surrender Charge Period, the Deferred Sales Load declines until it reaches 0% in the fifteenth year of the Surrender Charge period.


     Deferred Administrative Expense. The Deferred Administrative Expense partially covers the administrative costs of the Contracts as well as other overhead costs connected with our variable life insurance operations. The Table below shows the Deferred Administrative Expense we deduct if the Contract is completely surrendered, lapses or if the Specified Amount is reduced (including when a partial surrender reduces the Specified Amount) during the first fifteen years of the Contract or during the fifteen years following an increase in Specified Amount. The Deferred Administrative Expense is an amount per $1,000 of Specified Amount and grades down to zero at the end of fifteen years.


        Table of Deferred Administrative Expenses per $1,000 of Specified Amount

                         End of Year*      Deferred Administrative Expense

                                1-5                         $5.00
                                  6                          4.50
                                  7                          4.00
                                  8                          3.50
                                  9                          3.00
                                 10                          2.50
                                 11                          2.00
                                 12                          1.50
                                 13                          1.00
                                 14                          0.50
                                 15                          0.00

* End of year means number of completed Contract Years or number of completed years following an increase in Specified Amount.

After the fifth year, we will prorate the Deferred Administrative Expense between years monthly. The charge for the first five years is level.

Partial Surrender Fee

We deduct an administrative charge upon a partial surrender. This charge is the lesser of 2% of the amount surrendered or $25. We will deduct this charge from the Contract Value in addition to the amount requested to be surrendered and it will be considered as part of the partial surrender amount.

Fund Expenses

The value of the net assets of each Subaccount already reflects the investment advisory fees and other expenses incurred by the corresponding Portfolio in which the Subaccount invests. This means that these charges are deducted before we calculate Subaccount Values. These charges are not directly deducted from your Contract Value. See the prospectuses for the Funds.

Reduced Charges for Eligible Groups

We may reduce the sales and administration charges for Contracts issued to a class of associated individuals or to a trustee, employer or similar entity. We may reduce these charges if we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses. We will make any reductions in accordance with our rules in effect at the time of the application. The factors we will consider in determining the eligibility of a particular group and the level of the reduction are as follows:

o    nature of the association and its organizational framework;

o    method by which sales will be made to the members of the class;

o facility with which premiums will be collected from the associated individuals;

o    association's capabilities with respect to administrative tasks;

o    anticipated persistency of the Contract;

o    size of the class of associated individuals;

o    number of years the association has been in existence; and

o any other such circumstances which justify a reduction in sales or administrative expenses.

Any reduction will be reasonable, will apply uniformly to all prospective Contract purchases in the class and will not be unfairly discriminatory to the interests of any Contract holder.

Other Tax Charge

We do not currently assess a charge for any taxes other than state and local premium taxes incurred as a result of the operations of the Subaccounts. We reserve the right to assess a charge for such taxes against the Subaccounts if we determine that such taxes will be incurred.

HOW YOUR CONTRACT VALUES VARY

Your Contract does not provide a minimum guaranteed Contract Value or Cash Surrender Value. Values will vary with the investment experience of the Subaccounts and/or the crediting of interest in the Fixed Account, and will depend on the allocation of Contract Value. If the Cash Surrender Value on a Monthly Anniversary Day is less than the amount of the Monthly Deduction to be deducted on that date (see "Premium Payments To Prevent Lapse," page 21) and the Guaranteed Payment Period is not then in effect, the Contract will be in default and a Grace Period will begin. (See "Guaranteed Payment Period and Guaranteed Monthly Premium," page 21, and "Grace Period," page 21.)

Bonus on Contract Value in the Variable Account

We may credit a bonus on amounts in the Variable Account beginning in the 11th Contract Year. We will credit any bonus on each Monthly Anniversary Day. The monthly bonus equals 0.0375% (0.45% on an annualized basis) of the Contract Value in each Subaccount at the end of each Contract Month. We don't guarantee that we will credit the bonus.

Determining the Contract Value


On the Allocation Date the Contract Value is equal to the initial premium less the premium expense charge and the Monthly Deductions. On each Valuation Day thereafter, the Contract Value is the aggregate of the Subaccount Values and the Fixed Account Value (including the Loan Account Value). The Contract Value will vary to reflect the following:

o performance  of the selected  Subaccounts;


o interest credited on amounts allocated to the Fixed Account;

o interest credited on amounts in the Loan Account;

o charges;

o transfers;

o partial  surrenders; and

o loans and loan repayments.

     Subaccount Values. When you allocate an amount to a Subaccount, either by premium allocation or transfer, we credit your Contract with accumulation units in that Subaccount. The number of accumulation units in the Subaccount is determined by dividing the amount allocated to the Subaccount by the Subaccount's accumulation unit value for the Valuation Day when the allocation is made.

The number of Subaccount accumulation units we credit to your Contract will increase when you allocate premiums to the Subaccount and when you transfer amounts to the Subaccount. The number of Subaccount accumulation units credited to a Contract will decrease when:

o we take the allocated portion of the Monthly Deduction from the Subaccount;

o you make a loan;

o you transfer an amount from the  Subaccount;  or

o you take a partial surrender ( including the Partial Surrender Fee) from the Subaccount.

     Accumulation Unit Values. A Subaccount's accumulation unit value varies to reflect the investment experience of the underlying Portfolio. It may increase or decrease from one Valuation Day to the next. We arbitrarily set the accumulation unit value for each Subaccount at $10 when we established the Subaccount. For each Valuation Period after establishment, the accumulation unit value is determined by multiplying the value of an accumulation unit for a Subaccount for the prior valuation period by the net investment factor for the Subaccount for the current valuation period.

     Net Investment Factor. The net investment factor is an index used to measure the investment performance of a Subaccount from one Valuation Day to the next. It is based on the change in net asset value of the Fund shares held by the Subaccount, and reflects any gains or losses in the Subaccounts, dividends paid, any capital gains or losses, any taxes, and the daily mortality and expense risk charge.

     Fixed Account Value. On any Valuation Day, the Fixed Account Value of a Contract is the total of:

o    all premiums allocated to the Fixed Account; plus

o any amounts transferred to the Fixed Account (including amounts transferred in connection with Contract loans); plus

o    interest credited on such premiums and amounts transferred; less

o    the amount of any transfers from the Fixed Account; less

o the amount of any partial surrenders (including the Partial Surrender Fee) taken from the Fixed Account; less

o    the  pro-rata  portion of the  Monthly  Deduction  deducted  from the Fixed
     Account.


     Loan Account Value. On any Valuation Day, if there have been any Contract loans, the Loan Account Value is equal to:

o amounts transferred to the Loan Account from the Subaccounts and from the unloaned value in the Fixed Account as collateral for Contract loans and for due and unpaid loan interest; less

o amounts transferred from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account as Indebtedness is repaid.

Cash Surrender Value

The Cash Surrender Value is the amount you have available in cash if you fully surrender the Contract. We use this amount to determine whether a partial surrender may be taken, whether Contract loans may be taken, and whether a Grace Period starts. The Cash Surrender Value on a Valuation Day is equal to the Contract Value less any applicable Surrender Charges and any Indebtedness. (See "Premium Payments to Prevent Lapse," page 21 and "Surrendering the Contract for Cash Surrender Value," page 30.)

DEATH BENEFIT AND CHANGES IN SPECIFIED AMOUNT

As long as the Contract remains in force, we will pay the Death Benefit proceeds upon receipt at the Home Office of satisfactory proof of the Insured's death. We may require return of the Contract. We will pay the Death Benefit proceeds in a lump sum (See "Payment of Proceeds," page 43) or, if you prefer, under a payment option (See "Payment Options," page 31). We will pay the Death Benefit proceeds to the Beneficiary. (See "Selecting and Changing the Beneficiary," page 29.)

Amount of Death Benefit Proceeds

The Death Benefit proceeds are equal to the following:
o the Death Benefit under the Coverage Option selected calculated on the date of the Insured's death; plus

o any supplemental and/or rider benefits;  minus

o any Indebtedness on that date;  minus

o any past due Monthly Deductions if the date of death occurred during a Grace Period.

Under certain circumstances, the amount of the Death Benefit may be further adjusted or the Death Benefit may not be payable. (See "Limits on Rights to Contest the Contract" and "Misstatement of Age or Sex," page 42.)

If part or all of the Death Benefit is paid in one sum, we will pay interest on this sum (as required by applicable state law) from the date of receipt of due proof of the Insured's death to the date of payment.

Coverage Options

You may choose one of two Coverage Options, which will be used to determine the Death Benefit:


o Option A: Death Benefit is the Specified Amount. Option A generally provides a level Death Benefit unless performance is very favorable and the applicable percentage calculation (described below) becomes applicable. The Death Benefit ordinarily will not change for several years to reflect any favorable investment performance and may not change at all.

o Option B: Death Benefit is at least equal to the Specified Amount plus the Contract Value on the date of death. Thus, the Death Benefit will vary directly with the investment performance of the Contract Value.

To see how and when investment performance may begin to affect the Death Benefit, see the illustrations beginning on page 38.

Under both Options A and B we perform another calculation to ensure that the amount of insurance we provide meets the definition of life insurance under the Internal Revenue Code. To apply this calculation, we multiply the applicable percentage by the Contract Value on the date of death. If the resulting amount is greater than the amount provided under the Coverage Option, the Death Benefit is equal to this greater amount. The "applicable percentage" is 250% when the Insured is Age 40 or less. The percentage decreases each year after age 40 to 100% when the Insured has attained Age 95.

Initial Specified Amount and Coverage Option

The initial Specified Amount is set at the time the Contract is issued. You select the Coverage Option when you apply for the Contract. You may change the Specified Amount and Coverage Option, as discussed below.

Changes in Coverage Option

We reserve the right to require that no change in Coverage Option occur during the first Contract Year and that you make no more than one change in Coverage Option in any 12-month period. After any change, we require the Specified Amount to be at least $100,000 for issue Ages 0-49 and $50,000 for issue Ages 50-80. The effective date of the change will be the Monthly Anniversary Day that coincides with or next follows the day that we receive and accept the request. We may require satisfactory evidence of insurability.

When you make a change from Option A to Option B, the Specified Amount after the change is effective will be equal to the Specified Amount before the change. The Death Benefit will increase by the amount of the Contract Value on the effective date of the change. When you make a change from Option B to Option A, the Specified Amount after the change will be equal to the Specified Amount before the change is effected plus the Contract Value on the effective date of the change. We may require satisfactory evidence of insurability.

A  change   in   Coverage   Option   may  have  tax   consequences.   (See  "Tax
Considerations," page 46.)

Changes in Specified Amount


You may increase or decrease the Specified Amount. We may require that the Contract be in force for one Contract Year before a change in Specified Amount and that you make only one change every twelve Contract Months. If a change in the Specified Amount results in total premiums paid exceeding the premium limitations set out under current tax law to qualify your Contract as a life insurance contract, we will refund the amount of such premium in excess of the limitations. We will make such a refund after the next Monthly Anniversary.

     Decreases. We require that the Specified Amount after any decrease must be at least $100,000 for Contracts that were issued at Ages 0-49 and $50,000 for Contracts that were issued at Ages 50-80. A decrease in Specified Amount will be effective on the Monthly Anniversary Day on or following the day we receive your Written Notice.

Decreasing the Specified Amount may decrease monthly Cost of Insurance Charges. However, a Surrender Charge will apply if the Specified Amount is decreased (See "Surrender Charge," page 23.)

     We reserve the right to decline a requested decrease in the Specified Amount in the following circumstances:

o to help ensure  compliance  with the guideline  premium  limitations;
o if compliance with the guideline premium limitations under current tax law resulting from this decrease would result in immediate termination of the Contract;
o if we would have to make payments to you from the Contract Value for compliance with the guideline premium limitations and the amount of such payments would exceed the Cash Surrender Value of the Contract.


A decrease in the Specified Amount may have tax consequences. (See "Tax Considerations," page 46.)


     Increases. In order to be eligible for an increase you must submit an application. We may require satisfactory evidence of insurability. We may decline an application for an increase.

Any increase in the Specified Amount must be at least $25,000. (In Pennsylvania and Texas, an increase in the Specified Amount must be at least $100,000 for Ages 0-49 and $50,000 for Ages 50-80.) In addition, the Insured's Age must be less than the current maximum issue Age for the Contracts. The increase in Specified Amount is effective on the Monthly Anniversary Day on or after the date we receive and approve the request for the increase.

An increase has the following affect on premium payments:

o a change in Planned Premiums may be advisable. (See "Premium Payments Upon Increase in Specified Amount," page 17);

o a new Guaranteed Payment Period begins on the effective date of the increase and will continue for five years (see "Guaranteed Payment Period and Guaranteed Monthly Premium," page 21); and

o if a Guaranteed Payment Period is in effect, we will recalculate the Contract's Guaranteed Monthly Premium to reflect the increase. (See "Guaranteed Payment Period and Guaranteed Monthly Premium," page 21.)

A new Surrender Charge and Surrender Charge period apply to each portion of the Contract resulting from an increase in Specified Amount, starting with the effective date of the increase. (See "Surrender Charge," page 23). After an increase, we (for purposes of calculating Surrender Charges) attribute a portion of each premium payment you make to the Specified Amount increase, even if you don't increase the amount or frequency of your premiums. We allocate premiums based upon the proportion that the "coverage premium weighting factor" for the initial Specified Amount and each increase bears to the total "coverage premium weighting factor" for the Contract.

The "coverage premium weighting factor" is a hypothetical, level amount that would be payable through the Maturity Date for the benefits provided under the Contract. We calculate this amount using the following assumptions: o cost of insurance rates based on the 1980 Commissioners Standard Ordinary Mortality Tables; o net investment earnings under the Contract; o an effective annual rate of 5%; and o sales and other charges imposed under the Contract.


For purposes of calculating Surrender Charges and cost of insurance charges, any Specified Amount decrease is used to reduce any previous Specified Amount increase then in effect, starting with the latest increase and continuing in the reverse order in which the increases were made. If any portion of the decrease is left after all Specified Amount increases have been reduced, it is used to reduce the initial Specified Amount.


You may cancel an increase in Specified Amount in accordance with the Contract's "free look" provisions. In such case, the amount refunded will be limited to those charges that are attributable to the increase. (See "Free Look Right to Cancel Contract," page 16.)


Selecting and Changing the Beneficiary

You select the Beneficiary in your application. You may change a Beneficiary designation in accordance with the terms of the Contract. If you make an irrevocable Beneficiary designation, you must obtain the Beneficiary's consent to change the Beneficiary. The Primary Beneficiary is the person entitled to receive the Death Benefit proceeds under the Contract. If the Primary Beneficiary is not living, the Contingent Beneficiary is entitled to receive the Death Benefit proceeds. If the Insured dies and there is no surviving Beneficiary, the Owner will be the Beneficiary.

CASH BENEFITS

Contract Loans


You may borrow from your Contract while the Insured is living by submitting a written request to us. You may also make loans by telephone if you made the appropriate election at the time of application or provided proper authorization to us. (See "Telephone Authorizations," page 50.) The maximum loan amount available is the Contract's Cash Surrender Value on the effective date of the loan less loan interest to the next Contract Anniversary. We will process Contract loans as of the date your Written Request is received and approved. We will send Loan proceeds to you, usually within seven calendar days. (See "Payment of Proceeds," page 43.)


     Interest. We will charge interest on any Indebtedness at an annual rate of 6.0%. Interest is due and payable at the end of each Contract Year while a loan is outstanding. If you don't pay interest when due, we add the interest to the loan and it becomes part of the Indebtedness.

     Loan Collateral. When you make a Contract loan, we transfer an amount sufficient to secure the loan out of the Subaccounts and the unloaned value in the Fixed Account and into the Contract's Loan Account. We will reduce the Cash Surrender Value by the amount transferred to the Loan Account. The loan does not have an immediate effect on the Contract Value. You can specify the Variable Accounts and/or Fixed Account from which we transfer collateral. If you don't specify, we will transfer collateral in the same proportion that the Contract Value in each Subaccount and the unloaned value in the Fixed Account bears to the total Contract Value in those accounts on the date you make the loan. On each Contract Anniversary, we will transfer an amount of Cash Surrender Value equal to any due and unpaid loan interest to the Loan Account. We will transfer due and unpaid interest in the same proportion that each Subaccount Value and the unloaned value in the Fixed Account Value bears to the total unloaned Contract Value.

We will credit the Loan Account with interest at an effective annual rate of not less than 4.0%. Thus, the maximum net cost of a loan is 2.0% per year. (The net cost of a loan is the difference between the rate of interest charged on Indebtedness and the amount credited to the Loan Account). We will add the interest earned on the Loan Account to the Fixed Account.

     Preferred Loan Provision. Beginning in the eleventh Contract Year, an additional type of loan is available. It is called a preferred loan. For a preferred loan we will credit the amount in the Loan Account securing the preferred loan with interest at an effective annual rate of 6.0%. Thus, the net cost of the preferred loan is 0.0% per year. The maximum amount available for a preferred loan is the Contract Value less premiums paid. This amount may not exceed the maximum loan amount. The preferred loan provision is not guaranteed.

The tax consequences of a preferred loan are uncertain. You should consult a tax adviser if you are considering taking out a preferred loan.

     Loan Repayment. You may repay all or part of your Indebtedness at any time while the Insured is living and the Contract is in force. Each loan repayment must be at least $10.00. Loan repayments must be sent to the Home Office and we will credit them as of the date received. You should clearly mark a loan repayment as such or we will be credit it as a premium. (Premium expense charges do not apply to loan repayments, unlike unscheduled premium payments.) When you make a loan repayment, we transfer Contract Value in the Loan Account in an amount equal to the repayment from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account. Thus, a loan repayment will immediately increase the Cash Surrender Value by the amount transferred from the Loan Account. A loan repayment does not have an immediate effect on the Contract Value. Unless you specify otherwise, we will transfer loan repayment amounts to the Subaccounts and the unloaned value in the Fixed Account according to the premium allocation instructions in effect at that time.

     Effect of Contract Loan. A loan, whether or not repaid, will have a permanent effect on the Death Benefit and Contract values because the investment results will apply only to the non-loaned portion of the Contract Value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Subaccounts or credited interest rates for the unloaned value in the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable. Loans may increase the potential for lapse if investment results of the Subaccounts are less than anticipated. Loans can (particularly if not repaid) make it more likely than otherwise for a Contract to terminate. See "Tax Considerations," page 46, for a discussion of the tax treatment of Contract loans and the adverse tax consequences if a Contract lapses with loans outstanding. In particular, if your Contract is a "modified endowment contract," loans may be currently taxable and subject to a 10% penalty tax. In addition, interest paid on Contract Loans generally is not tax deductible.

We will deduct Indebtedness from any Death Benefit proceeds. (See "Amount of Death Benefit Proceeds," page 27.)


Your Contract will be in default if the Loan Account Value on any Valuation Day exceeds the Contract Value less any applicable Surrender Charge. We will send you notice of the default. You will have a 61-day Grace Period to submit a sufficient payment to avoid termination. The notice will specify the amount that must be repaid to prevent termination. (See "Premium Payments to Prevent Lapse," page 18.)


Surrendering the Contract for Cash Surrender Value

You may surrender your Contract at any time for its Cash Surrender Value by submitting a Written Request to the Home Office. A Surrender Charge may apply. (See "Surrender Charge," page 23.) We may require return of the Contract. We will process a surrender request as of the date we receive your written request and all required documents. Generally we will make payment within seven calendar days. (See "Payment of Proceeds," page 43.) You may receive the Cash Surrender Value in one lump sum or you may apply it to a payment option. (See "Payment Options," page 31.) Your Contract will terminate and cease to be in force if you surrender it for one lump sum. You will not be to able to later reinstate it. Surrenders may have adverse tax consequences.(See "Tax Considerations," page 46.)

(In Texas, if you request a surrender within 31 days after a Contract Anniversary, the Cash Surrender Value applicable to the Fixed Account Value will not be less than the Cash Surrender Value applicable to the Fixed Account on that anniversary, less any Contract loans or partial surrenders made on or after such Anniversary.)

Partial Surrenders

You may make partial surrenders under your Contract at any time subject to the conditions below. You must submit a written request to the Home Office. Each partial surrender must be at least $500 and the partial surrender amount may not exceed the Cash Surrender Value, less $300. We will assess a Partial Surrender Fee. (See "Partial Surrender Fee," page 24.) We will deduct this charge from your Contract Value along with the amount requested to be surrendered and the charge will be considered part of the surrender (together, "partial surrender amount"). We will reduce the Contract Value by the partial surrender amount as of the date we receive a written request for a partial surrender.

When you request a partial surrender, you can direct how we deduct the partial surrender amount from your Contract Value in the Subaccounts and Fixed Account. If you provide no directions, we will deduct the partial surrender amount from your Contract Value in the Subaccounts and Fixed Account on a pro-rata basis. (See "Minimum Guaranteed and Current Interest Rates," page 20.) Partial surrenders may have adverse tax consequences.
(See "Tax Considerations," page 46.)

If Coverage Option A is in effect, we will reduce the Specified Amount by an amount equal to the partial surrender amount, less the excess (if any) of the Death Benefit over the Specified Amount at the time the partial surrender is made. If the partial surrender amount is less than the excess of the Death Benefit over the Specified Amount, we will not reduce the Specified Amount. We reserve the right to reject a partial surrender request if:

o the partial surrender would reduce the Specified Amount below the minimum amount for which the Contract would be issued under our then-current rules; or

o the partial surrender would cause the Contract to fail to qualify as a life insurance contract under applicable tax laws as we interpret them. If a partial surrender does result in a reduction of the Specified Amount, a Surrender Charge will apply as described in "Changes in Specified Amount," page 28.

We will process partial surrender requests as of the date we receive your written request and generally we will make payment within seven calendar days. (See "Payment of Proceeds," page 43.)

Maturity Benefit

The Maturity Date is the date that we pay the maturity benefit to you if the Contract is still in force. The Maturity Date is the Contract Anniversary next following the Insured's 95th birthday. The Maturity Benefit is equal to the Cash Surrender Value on the Maturity Date.

Payment Options

The Contract offers a variety of ways, in addition to a lump sum, for you to receive proceeds payable under the Contract. Payment options are available for use with various types of proceeds, such as surrender, death or maturity. We summarize these payment options below. All of these options are forms of fixed-benefit annuities which don't vary with the investment performance of a separate account.

You may apply proceeds of $2,000 ($2,000 minimum may not apply in some states) or more which are payable under this Contract to any of the following options:

     Option 1 - Interest Payments. We will make interest payments to the payee annually or monthly as elected. We will pay interest on the proceeds at the guaranteed rate of 3.0% per year and we may increase this by additional interest paid annually. You may withdraw the proceeds and any unpaid interest in full at any time.

     Option 2 - Installments of a Specified Amount. We will make annual or monthly payments until the proceeds plus interest are fully paid. We will pay interest on the proceeds at the guaranteed rate of 3.0% per year and we may increase this by additional interest. The present value of any unpaid installments may be withdrawn at any time.

     Option 3 - Installments For a Specified Period. We pay proceeds in equal annual or monthly payments for a specified number of years. We will pay interest on the proceeds at the guaranteed rate of 3.0% per year and we may increase this by additional interest. You may withdraw the present value of any unpaid installments at any time.

     Option 4 - Life Income. We pay an income during the payee's lifetime. You may choose a minimum guaranteed payment period. Another option available in this category is the Installment Refund Option under which we will make payments until the total income payments received equal the proceeds applied.

     Option 5 - Joint and Survivor Income. We will pay an income during the lifetime of two persons and will continue to pay the same income as long as either person is living. The minimum guaranteed payment period will be ten years.

     Minimum Amounts. We reserve the right to pay the total amount of the Contract in one lump sum, if less than $2,000. If payments under the Payment Option selected are less than $50, payments may be made less frequently at our option.

If we have options or rates available on a more favorable basis at the time you elect a payment option, we will apply the more favorable benefits .

Specialized Uses of the Contract

Because the Contract provides for an accumulation of cash value as well as a Death Benefit, the Contract can be used for various individual and business financial planning purposes. Purchasing the Contract in part for such purposes entails certain risks. For example, if the investment performance of Subaccounts to which Variable Account Value is allocated is poorer than expected or if sufficient premiums are not paid, the Contract may lapse or may not accumulate enough value to fund the purpose for which you purchased the Contract. Partial surrenders and Contract loans may significantly affect current and future values and proceeds. A loan may cause a Contract to lapse, depending upon Subaccount investment performance and the amount of the loan. Before purchasing a Contract for a specialized purpose, you should consider whether the long-term nature of the Contract is consistent with the purpose for which you are considering it. Using a Contract for a specialized purpose may have tax consequences. (See "Tax Considerations" on page 46.)

ILLUSTRATIONS

We have prepared the following tables to illustrate hypothetically how certain values under a Contract change with investment performance over an extended period of time. The tables illustrate how Contract Values, Cash Surrender Values and Death Benefits under a Contract covering an Insured of a given age would vary over time if planned premium payments were paid annually and the return on the assets in each of the Funds were an assumed uniform gross annual rate of 0%, 6% and 12%. The values would be different from those shown if the returns averaged 0%, 6% or 12% but fluctuated over and under those averages throughout the years shown. The tables also show Planned Periodic Premiums accumulated at 5% interest compounded annually.

Assumptions


The hypothetical investment rates of return are illustrative only. Don't assume they are representative of past or future investment rates of return. Actual rates of return for a particular Contract may be more or less than the hypothetical investment rates of return and will depend on a number of factors including the investment allocations you make, prevailing interest rates and rates of inflation. These illustrations assume that you allocate premiums equally among the 21 Subaccounts available under the Contract, and that you allocate no amounts to the Fixed Account. We have based these illustrations on the following assumptions:
o        there are no Contract loans; and
o an annual premium is paid at the beginning of each Contract Year. Values will be different if the premiums are paid with a different frequency or in different amounts.


Charges Illustrated


The illustrations reflect the fact that the net investment return on the assets held in the Subaccounts is lower than the gross after tax return of the selected Portfolios. The tables assume an average annual expense ratio of 0.91% of the average daily net assets of the Portfolios available under the Contracts. This average annual expense ratio is based on the expense ratios of each of the Portfolios for the last fiscal year, adjusted, as appropriate, for any material changes in expenses effective for the current fiscal year of a Portfolio. This average annual expense ratio takes into account expense reimbursement arrangements to be in place for 1999 for some of the Portfolios. In the absence of the reimbursement arrangements for some of the Portfolios the average annual expense ratio would be assumed to equal 1.11% of the average daily net assets of the Portfolios available under the Contracts. If the reimbursement arrangements were discontinued, the values in the illustrations could be less. For information on the Portfolios' expenses, see the prospectuses for the Funds and Portfolios accompanying this Prospectus.

In addition, the illustrations reflect the daily charge to the Variable Account for assuming mortality and expense risks, which is equivalent to an annual charge of 0.90%. After deduction of Portfolio expenses and the mortality and expense risk charge, the illustrated gross annual investment rates of return of 0%, 6% and 12% corresponds to approximate net annual rates of -1.80%, 4.15% and 10.09%, respectively.


The illustrations also reflect the deduction of the Premium Expense Charge and the Monthly Deduction. The Monthly Deduction includes the cost of insurance charge. We have the contractual right to charge higher guaranteed maximum charges than our current cost of insurance charges. In addition, the bonus, which, if paid, would partially offset the Monthly Deduction beginning in the eleventh Contract Year, is not guaranteed and will be paid at our sole discretion. The current cost of insurance charges and payment of the bonus beginning in the eleventh Contract Year and, alternatively, the guaranteed cost of insurance charges and nonpayment of the bonus, are reflected in separate illustrations on each of the following pages. All the illustrations reflect the fact that no charges for Federal or state income taxes are currently made against the Variable Account and assume no Indebtedness or charges for supplemental and/or rider benefits.

The illustrations are based on Kansas City Life's sex distinct rates for nonsmokers. Upon request, we will furnish you with a comparable illustration based upon the proposed Insured's individual circumstances. Such illustrations may assume different hypothetical rates of return than those illustrated in the following tables.


                              $1,000 ANNUAL PREMIUM
                            $100,000 SPECIFIED AMOUNT
                                COVERAGE OPTION A
                      USING CURRENT COST OF INSURANCE RATES
                         BONUS PAID BEGINNING IN YEAR 11
                        Male, Standard Nonsmoker, Age 35

---------- --------------------- ----------------------------------------------- -------------------------------------
                                         0% Hypothetical Gross  6% Hypothetical Gross    12% Hypothetical Gross
                                           Investment Return      Investment Return       Investment Return
---------- --------------------- ------------------------------ ------------------------ --------------------- ----------
  End of         Premiums          Contract   Cash       Death   Contract  Cash     Death   Contract  Cash      Death
Contract Year  Accumulated at 5%    Value     Surrender  Benefit  Value   Surrender Benefit  Value    Surrender Benefit
             Interest per Year                Value                       Value                       Value
------------ ------------------- --------- ---------  ---------- -------- --------- -------- ------- --------- --------
------------ ------------------- --------- ---------  ---------- -------- --------- -------- ------- --------- --------
    1              1,050             481          0      100,000      524       0    100,000     567       0     100,000
    2              2,153           1,184         265     100,000    1,307     388    100,000   1,436     517     100,000
    3              3,310           1,864         464     100,000    2,113     713    100,000   2,383     983     100,000
    4              4,526           2,520         820     100,000    2,940   1,240    100,000   3,413   1,713     100,000
    5              5,802           3,153       1,153     100,000    3,790   1,790    100,000   4,536   2,536     100,000
    6              7,142           3,759       1,797     100,000    4,661   2,699    100,000   5,759   3,797     100,000
    7              8,549           4,339       2,427     100,000    5,552   3,640    100,000   7,090   5,178     100,000
    8             10,027           4,892       3,030     100,000    6,465   4,603    100,000   8,541   6,679     100,000
    9             11,578           5,417       3,605     100,000    7,398   5,586    100,000  10,123   8,311     100,000
   10             13,207           5,913       4,403     100,000    8,352   6,842    100,000  11,848  10,338     100,000
   15             22,657           8,202       8,202     100,000   13,827  13,827    100,000  23,830  23,830     100,000
   20             34,719           9,682       9,682     100,000   20,088  20,088    100,000  43,345  43,345     100,000
   25             50,113           9,864       9,864     100,000   26,941  26,941    100,000  75,746  75,746     100,000

   30             69,761           7,862       7,862     100,000   33,982  33,982    100,000 129,365 129,365     155,237

------------ ------------------- --------- --------- ----------- -------- --------- -------- ------- --------- --------

   You should not assume that the hypothetical investment rates of return shown above and elsewhere in this prospectus are representative of past or future investment rates of return. These rates are hypothetical. Actual rates of return may be more or less than those shown. The actual rates will depend on a number of factors including the investment allocations you make, prevailing rates and rates of inflation. The values for a Contract will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but also fluctuated above or below those averages for individual Contract Years. Neither we, nor any Fund, can make the statement that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.




                                               $1,000 ANNUAL PREMIUM
                                             $100,000 SPECIFIED AMOUNT
                                                 COVERAGE OPTION A
                                     USING GUARANTEED COST OF INSURANCE RATES
                                                   NO BONUS PAID
                                         Male, Standard Nonsmoker, Age 35

---------- --------------------- ----------------------------------------------- -------------------------------------
                                         0% Hypothetical Gross  6% Hypothetical Gross    12% Hypothetical Gross
                                           Investment Return      Investment Return       Investment Return
---------- --------------------- ------------------------------ ------------------------ --------------------- ----------
  End of         Premiums          Contract   Cash       Death   Contract  Cash     Death   Contract  Cash      Death
Contract Year  Accumulated at 5%    Value     Surrender  Benefit  Value   Surrender Benefit  Value    Surrender Benefit
             Interest per Year                Value                       Value                       Value
------------ ------------------- --------- ---------  ---------- -------- --------- -------- ------- --------- --------
------------ ------------------- --------- ---------  ---------- -------- --------- -------- ------- --------- --------
    1              1,050             481           0     100,000      524       0    100,000     567       0     100,000
    2              2,153           1,184         265     100,000    1,307     388    100,000   1,436     517     100,000
    3              3,310           1,864         464     100,000    2,113     713    100,000   2,383     983     100,000
    4              4,526           2,520         820     100,000    2,940   1,240    100,000   3,413   1,713     100,000
    5              5,802           3,153       1,153     100,000    3,790   1,790    100,000   4,536   2,536     100,000
    6              7,142           3,759       1,797     100,000    4,661   2,699    100,000   5,759   3,797     100,000
    7              8,549           4,339       2,427     100,000    5,552   3,640    100,000   7,090   5,178     100,000
    8             10,027           4,892       3,030     100,000    6,465   4,603    100,000   8,541   6,679     100,000
    9             11,578           5,417       3,605     100,000    7,398   5,586    100,000  10,123   8,311     100,000
   10             13,207           5,913       4,403     100,000    8,352   6,842    100,000  11,848  10,338     100,000
   15             22,657           7,895       7,895     100,000   13,387  13,387    100,000  23,163  23,163     100,000
   20             34,719           8,794       8,794     100,000   18,688  18,688    100,000  40,907  40,907     100,000
   25             50,113           7,951       7,951     100,000   23,718  23,718    100,000  69,394  69,394     100,000
   30             69,761           4,202       4,202     100,000   27,538  27,538    100,000 115,842 115,842     139,010

------------ ------------------- --------- --------- ----------- -------- --------- -------- ------- --------- --------

   You should not assume that the hypothetical investment rates of return shown above and elsewhere in this prospectus are representative of past or future investment rates of return. These rates are hypothetical. Actual rates of return may be more or less than those shown. The actual rates will depend on a number of factors including the investment allocations you make, prevailing rates and rates of inflation. The values for a Contract will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but also fluctuated above or below those averages for individual Contract Years. Neither we, nor any Fund, can make the statement that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.



                                               $1,000 ANNUAL PREMIUM
                                             $100,000 SPECIFIED AMOUNT
                                                 COVERAGE OPTION B
                                       USING CURRENT COST OF INSURANCE RATES
                                          BONUS PAID BEGINNING IN YEAR 11
                                         Male, Standard Nonsmoker, Age 35

---------- --------------------- ----------------------------------------------- -------------------------------------
                                         0% Hypothetical Gross  6% Hypothetical Gross    12% Hypothetical Gross
                                           Investment Return      Investment Return       Investment Return
---------- --------------------- ------------------------------ ------------------------ --------------------- ---------
  End of         Premiums          Contract   Cash       Death   Contract  Cash     Death   Contract  Cash      Death
Contract Year  Accumulated at 5%    Value     Surrender  Benefit  Value   Surrender Benefit  Value    Surrender Benefit
             Interest per Year                Value                       Value                       Value
------------ ------------------- --------- ---------  ---------- -------- --------- -------- ------- --------- --------
------------ ------------------- --------- ---------  ---------- -------- --------- -------- ------- --------- --------
    1              1,050             480           0     100,480      523       0    100,523     566       0     100,566
    2              2,153           1,181          81     101,181    1,303     203    101,303   1,432     332     101,432
    3              3,310           1,857         457     101,857    2,104     704    102,104   2,373     973     102,373
    4              4,526           2,507         807     102,507    2,925   1,225    102,925   3,395   1,695     103,395
    5              5,802           3,133       1,133     103,133    3,766   1,766    103,766   4,506   2,506     104,506
    6              7,142           3,730       1,768     103,730    4,624   2,662    104,624   5,711   3,749     105,711
    7              8,549           4,299       2,387     104,299    5,499   3,587    105,499   7,019   5,107     107,019
    8             10,027           4,839       2,977     104,839    6,392   4,530    106,392   8,439   6,577     108,439
    9             11,578           5,349       3,537     105,349    7,300   5,488    107,300   9,981   8,169     109,981
   10             13,207           5,826       4,316     105,826    8,222   6,712    108,222  11,653  10,143     111,653
   15             22,657           7,982       7,982     107,982   13,424  13,424    113,424  23,084  23,084     123,084
   20             34,719           9,231       9,231     109,231   19,065  19,065    119,065  40,985  40,985     140,985
   25             50,113           9,033       9,033     109,033   24,568  24,568    124,568  68,802  68,802     168,802
   30             69,761           6,491       6,491     106,491   28,756  28,756    128,756 111,713 111,713     211,713



   You should not assume that the hypothetical investment rates of return shown above and elsewhere in this prospectus are representative of past or future investment rates of return. These rates are hypothetical. Actual rates of return may be more or less than those shown. The actual rates will depend on a number of factors including the investment allocations you make, prevailing rates and rates of inflation. The values for a Contract will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but also fluctuated above or below those averages for individual Contract Years. Neither we, nor any Fund, can make the statement that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                               $1,000 ANNUAL PREMIUM
                                             $100,000 SPECIFIED AMOUNT
                                                 COVERAGE OPTION B
                                     USING GUARANTEED COST OF INSURANCE RATES
                                                   NO BONUS PAID
                                         Male, Standard Nonsmoker, Age 35

---------- --------------------- ----------------------------------------------- -------------------------------------
                                         0% Hypothetical Gross  6% Hypothetical Gross    12% Hypothetical Gross
                                           Investment Return      Investment Return       Investment Return
---------- --------------------- ------------------------------ ------------------------ --------------------- ---------
  End of         Premiums          Contract   Cash       Death   Contract  Cash     Death   Contract  Cash      Death
Contract Year  Accumulated at 5%    Value     Surrender  Benefit  Value   Surrender Benefit  Value    Surrender Benefit
             Interest per Year                Value                       Value                       Value
------------ ------------------- --------- ---------  ---------- -------- --------- -------- ------- --------- --------
------------ ------------------- --------- ---------  ---------- -------- --------- -------- ------- --------- --------
    1              1,050             480           0     100,480      523       0    100,523     566       0     100,566
    2              2,153           1,181          81     101,181    1,303     203    101,303   1,432     332     101,432
    3              3,310           1,857         457     101,857    2,104     704    102,104   2,373     973     102,373
    4              4,526           2,507         807     102,507    2,925   1,225    102,925   3,395   1,695     103,395
    5              5,802           3,133       1,133     103,133    3,766   1,766    103,766   4,506   2,506     104,506
    6              7,142           3,730       1,768     103,730    4,624   2,662    104,624   5,711   3,749     105,711
    7              8,549           4,299       2,387     104,299    5,499   3,587    105,499   7,019   5,107     107,019
    8             10,027           4,839       2,977     104,839    6,392   4,530    106,392   8,439   6,577     108,439
    9             11,578           5,349       3,537     105,349    7,300   5,488    107,300   9,981   8,169     109,981
   10             13,207           5,826       4,316     105,826    8,222   6,712    108,222  11,653  10,143     111,653
   15             22,657           7,670       7,670     107,670   12,973  12,973    112,973  22,399  22,399     122,399
   20             34,719           8,322       8,322     108,322   17,613  17,613    117,613  38,426  38,426     138,426
   25             50,113           7,088       7,088     107,088   21,196  21,196    121,196  61,935  61,935     161,935
   30             69,761           2,890       2,890     102,890   22,063  22,063    122,063  95,924  95,924     195,924



   You should not assume that the hypothetical investment rates of return shown above and elsewhere in this prospectus are representative of past or future investment rates of return. These rates are hypothetical. Actual rates of return may be more or less than those shown. The actual rates will depend on a number of factors including the investment allocations you make, prevailing rates and rates of inflation. The values for a Contract will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but also fluctuated above or below those averages for individual Contract Years. Neither we, nor any Fund, can make the statement that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.








                                               $1,000 ANNUAL PREMIUM
                                             $100,000 SPECIFIED AMOUNT
                                                 COVERAGE OPTION A
                                       USING CURRENT COST OF INSURANCE RATES
                                          BONUS PAID BEGINNING IN YEAR 11
                                        Female, Standard Nonsmoker, Age 35

---------- --------------------- ----------------------------------------------- -------------------------------------
                                         0% Hypothetical Gross  6% Hypothetical Gross    12% Hypothetical Gross
                                           Investment Return      Investment Return       Investment Return
---------- --------------------- ------------------------------ ------------------------ --------------------- ---------
  End of         Premiums          Contract   Cash       Death   Contract  Cash     Death   Contract  Cash      Death
Contract Year  Accumulated at 5%    Value     Surrender  Benefit  Value   Surrender Benefit  Value    Surrender Benefit
             Interest per Year                Value                       Value                       Value
------------ ------------------- --------- ---------  ---------- -------- --------- -------- ------- --------- --------
------------ ------------------- --------- ---------  ---------- -------- --------- -------- ------- --------- --------
    1              1,050             503           0     100,000      546       0    100,000     590       0     100,000
    2              2,153           1,226         337     100,000    1,352     463    100,000   1,483     595     100,000
    3              3,310           1,925         525     100,000    2,180     780    100,000   2,456   1,056     100,000
    4              4,526           2,601         901     100,000    3,031   1,331    100,000   3,516   1,816     100,000
    5              5,802           3,252       1,456     100,000    3,906   2,110    100,000   4,670   2,874     100,000
    6              7,142           3,877       2,131     100,000    4,802   3,056    100,000   5,927   4,181     100,000
    7              8,549           4,474       2,778     100,000    5,720   4,024    100,000   7,297   5,601     100,000
    8             10,027           5,046       3,400     100,000    6,661   5,015    100,000   8,790   7,144     100,000
    9             11,578           5,592       3,996     100,000    7,627   6,031    100,000  10,422   8,826     100,000
   10             13,207           6,113       4,783     100,000    8,618   7,288    100,000  12,207  10,877     100,000
   15             22,657           8,706       8,706     100,000   14,511  14,511    100,000  24,796  24,796     100,000
   20             34,719          10,813      10,813     100,000   21,638  21,638    100,000  45,600  45,600     100,000
   25             50,113          12,299      12,299     100,000   30,243  30,243    100,000  80,367  80,367     104,478
   30             69,761          12,763      12,763     100,000   40,499  40,499    100,000 137,873 137,873     165,448


   You should not assume that the hypothetical investment rates of return shown above and elsewhere in this prospectus are representative of past or future investment rates of return. These rates are hypothetical. Actual rates of return may be more or less than those shown. The actual rates will depend on a number of factors including the investment allocations you make, prevailing rates and rates of inflation. The values for a Contract will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but also fluctuated above or below those averages for individual Contract Years. Neither we, nor any Fund, can make the statement that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.





                                               $1,000 ANNUAL PREMIUM
                                             $100,000 SPECIFIED AMOUNT
                                                 COVERAGE OPTION A
                                     USING GUARANTEED COST OF INSURANCE RATES
                                                   NO BONUS PAID
                                        Female, Standard Nonsmoker, Age 35
---------- --------------------- ----------------------------------------------- -------------------------------------
                                         0% Hypothetical Gross  6% Hypothetical Gross    12% Hypothetical Gross
                                           Investment Return      Investment Return       Investment Return
---------- --------------------- ------------------------------ ------------------------ --------------------- ---------
  End of         Premiums          Contract   Cash       Death   Contract  Cash     Death   Contract  Cash      Death
Contract Year  Accumulated at 5%    Value     Surrender  Benefit  Value   Surrender Benefit  Value    Surrender Benefit
             Interest per Year                Value                       Value                       Value
------------ ------------------- --------- ---------  ---------- -------- --------- -------- ------- --------- --------
------------ ------------------- --------- ---------  ---------- -------- --------- -------- ------- --------- --------
    1              1,050             503           0     100,000      546       0    100,000     590       0     100,000
    2              2,153           1,226         337     100,000    1,352     463    100,000   1,483     595     100,000
    3              3,310           1,925         525     100,000    2,180     780    100,000   2,456   1,056     100,000
    4              4,526           2,601         901     100,000    3,031   1,331    100,000   3,516   1,816     100,000
    5              5,802           3,252       1,456     100,000    3,906   2,110    100,000   4,670   2,874     100,000
    6              7,142           3,877       2,131     100,000    4,802   3,056    100,000   5,927   4,181     100,000
    7              8,549           4,474       2,778     100,000    5,720   4,024    100,000   7,297   5,601     100,000
    8             10,027           5,046       3,400     100,000    6,661   5,015    100,000   8,790   7,144     100,000
    9             11,578           5,592       3,996     100,000    7,627   6,031    100,000  10,422   8,826     100,000
   10             13,207           6,113       4,783     100,000    8,618   7,288    100,000  12,207  10,877     100,000
   15             22,657           8,309       8,309     100,000   13,969  13,969    100,000  24,017  24,017     100,000
   20             34,719           9,681       9,681     100,000   19,939  19,939    100,000  42,808  42,808     100,000
   25             50,113          10,016      10,016     100,000   26,506  26,506    100,000  73,363  73,363     100,000
   30             69,761           8,844       8,844     100,000   33,543  33,543    100,000 123,101 123,101     147,721


   You should not assume that the hypothetical investment rates of return shown above and elsewhere in this prospectus are representative of past or future investment rates of return. These rates are hypothetical. Actual rates of return may be more or less than those shown. The actual rates will depend on a number of factors including the investment allocations you make, prevailing rates and rates of inflation. The values for a Contract will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but also fluctuated above or below those averages for individual Contract Years. Neither we, nor any Fund, can make the statement that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.




                                               $1,000 ANNUAL PREMIUM
                                             $100,000 SPECIFIED AMOUNT
                                                 COVERAGE OPTION B
                                       USING CURRENT COST OF INSURANCE RATES
                                          BONUS PAID BEGINNING IN YEAR 11
                                        Female, Standard Nonsmoker, Age 35

---------- --------------------- ----------------------------------------------- -------------------------------------
                                         0% Hypothetical Gross  6% Hypothetical Gross    12% Hypothetical Gross
                                           Investment Return      Investment Return       Investment Return
---------- --------------------- ------------------------------ ------------------------ --------------------- ---------
  End of         Premiums          Contract   Cash       Death   Contract  Cash     Death   Contract  Cash      Death
Contract Year  Accumulated at 5%    Value     Surrender  Benefit  Value   Surrender Benefit  Value    Surrender Benefit
             Interest per Year                Value                       Value                       Value
------------ ------------------- --------- ---------  ---------- -------- --------- -------- ------- --------- --------
------------ ------------------- --------- ---------  ---------- -------- --------- -------- ------- --------- --------
    1              1,050             502           0     100,502      545       0    100,545     589       0     100,589
    2              2,153           1,223         137     101,223    1,348     263    101,348   1,479     394     101,479
    3              3,310           1,919         519     101,919    2,172     772    102,172   2,447   1,047     102,447
    4              4,526           2,589         889     102,589    3,017   1,317    103,017   3,499   1,799     103,499
    5              5,802           3,234       1,438     103,234    3,883   2,087    103,883   4,643   2,847     104,643
    6              7,142           3,850       2,104     103,850    4,768   3,022    104,768   5,884   4,138     105,884
    7              8,549           4,438       2,742     104,438    5,670   3,974    105,670   7,231   5,535     107,231
    8             10,027           4,997       3,351     104,997    6,592   4,946    106,592   8,696   7,050     108,696
    9             11,578           5,528       3,932     105,528    7,534   5,938    107,534  10,289   8,693     110,289
   10             13,207           6,032       4,702     106,032    8,497   7,167    108,497  12,025  10,695     112,025
   15             22,657           8,513       8,513     108,513   14,155  14,155    114,155  24,140  24,140     124,140
   20             34,719          10,440      10,440     110,440   20,797  20,797    120,797  43,663  43,663     143,663
   25             50,113          11,653      11,653     111,653   28,444  28,444    128,444  75,184  75,184     175,184
   30             69,761          11,694      11,694     111,694   36,782  36,782    136,782 125,905 125,905     225,905



   You should not assume that the hypothetical investment rates of return shown above and elsewhere in this prospectus are representative of past or future investment rates of return. These rates are hypothetical. Actual rates of return may be more or less than those shown. The actual rates will depend on a number of factors including the investment allocations you make, prevailing rates and rates of inflation. The values for a Contract will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but also fluctuated above or below those averages for individual Contract Years. Neither we, nor any Fund, can make the statement that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.





                                               $1,000 ANNUAL PREMIUM
                                             $100,000 SPECIFIED AMOUNT
                                                 COVERAGE OPTION B
                                     USING GUARANTEED COST OF INSURANCE RATES
                                                   NO BONUS PAID
                                        Female, Standard Nonsmoker, Age 35

---------- --------------------- ----------------------------------------------- -------------------------------------
                                         0% Hypothetical Gross  6% Hypothetical Gross    12% Hypothetical Gross
                                           Investment Return      Investment Return       Investment Return
---------- --------------------- ------------------------------ ------------------------ --------------------- ---------
  End of         Premiums          Contract   Cash       Death   Contract  Cash     Death   Contract  Cash      Death
Contract Year  Accumulated at 5%    Value     Surrender  Benefit  Value   Surrender Benefit  Value    Surrender Benefit
             Interest per Year                Value                       Value                       Value
------------ ------------------- --------- ---------  ---------- -------- --------- -------- ------- --------- --------
------------ ------------------- --------- ---------  ---------- -------- --------- -------- ------- --------- --------
    1              1,050             502           0     100,502      545       0    100,545     589       0     100,589
    2              2,153           1,223         137     101,223    1,348     263    101,348   1,479     394     101,479
    3              3,310           1,919         519     101,919    2,172     772    102,172   2,447   1,047     102,447
    4              4,526           2,589         889     102,589    3,017   1,317    103,017   3,499   1,799     103,499
    5              5,802           3,234       1,438     103,234    3,883   2,087    103,883   4,643   2,847     104,643
    6              7,142           3,850       2,104     103,850    4,768   3,022    104,768   5,884   4,138     105,884
    7              8,549           4,438       2,742     104,438    5,670   3,974    105,670   7,231   5,535     107,231
    8             10,027           4,997       3,351     104,997    6,592   4,946    106,592   8,696   7,050     108,696
    9             11,578           5,528       3,932     105,528    7,534   5,938    107,534  10,289   8,693     110,289
   10             13,207           6,032       4,702     106,032    8,497   7,167    108,497  12,025  10,695     112,025
   15             22,657           8,103       8,103     108,103   13,590  13,590    113,590  23,319  23,319     123,319
   20             34,719           9,258       9,258     109,258   18,985  18,985    118,985  40,617  40,617     140,617
   25             50,113           9,268       9,268     109,268   24,386  24,386    124,386  67,194  67,194     167,194
   30             69,761           7,648       7,648     107,648   29,146  29,146    129,146 108,066 108,066     208,066



   You should not assume that the hypothetical investment rates of return shown above and elsewhere in this prospectus are representative of past or future investment rates of return. These rates are hypothetical. Actual rates of return may be more or less than those shown. The actual rates will depend on a number of factors including the investment allocations you make, prevailing rates and rates of inflation. The values for a Contract will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but also fluctuated above or below those averages for individual Contract Years. Neither we, nor any Fund, can make the statement that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


OTHER CONTRACT BENEFITS AND PROVISIONS

Limits on Rights to Contest the Contract

     Incontestability. After the Contract has been in force during the Insured's lifetime for two years from the Contract Date (or less if required by state law), we may not contest it unless it lapses.

We will not contest any increase in the Specified Amount after the increase has been in force during the Insured's lifetime for two years following the effective date of the increase (or less if required by state law) unless the Contract lapses.

If a Contract lapses and is reinstated, we cannot contest the reinstated Contract after it has been in force during the Insured's lifetime for two years from the date of the reinstatement application (or less if required by state law) unless the Contract lapses.

     Suicide Exclusion. If the Insured dies by suicide, while sane or insane, within two years of the Contract Date (or less if required by state law), the amount payable will be equal to the Contract Value less any Indebtedness.

If the Insured dies by suicide, while sane or insane, within two years after the effective date of any increase in the Specified Amount (or less if required by state law), the amount payable associated with such increase will be limited to the cost of insurance charges associated with the increase.

Changes in the Contract or Benefits

     Misstatement of Age or Sex. If it is determined that the Age or sex of the Insured as stated in the Contract is not correct, while the Contract is in force and the Insured is alive, we will adjust the Contract Value. The adjustment will be the difference between the following amounts accumulated at 4% interest annually (unless otherwise required by state law). The two amounts are: (1) the cost of insurance deductions that have been made; and (2) the cost of insurance deductions that should have been made.

If after the death of the Insured while this Contract is in force, it is determined the Age or sex of the Insured as stated in the Contract is not correct, the Death Benefit will be the net amount at risk that the most recent cost of insurance deductions at the correct Age and sex would have provided plus the Contract Value on the date of death (unless otherwise required by state law).

     Other Changes. Upon notice to you, we may modify the Contract. We can only do so if such modification is necessary to:

(1) make the Contract or the Variable Account comply with any applicable law or regulation issued by a governmental agency to which we are subject,

(2) assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to variable life contracts,

(3) reflect a change in the operation of the Variable Account; or (4) provide additional Variable Account and/or fixed accumulation options.

We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the owner of the assets of the Variable Account. In the event of any such modification, we will issue an appropriate endorsement to the Contract, if required. We will exercise these changes in accordance with applicable law, including approval of Contract Owners if required.

Payment of Proceeds


We will usually pay proceeds within seven calendar days after we receive all the documents required for such a payment.

We determine the amount of the Death Benefit proceeds as of the date of the Insured's death. But we determine the amount of all other proceeds as of the date we receive the required documents. We may delay a payment or a transfer request if:


1. the New York Stock Exchange is closed for other than a regular holiday or weekend;

2. trading is restricted by the SEC or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practical; or

3. the SEC, by order, permits postponement of payment to protect Kansas City Life's Contract Owners.


     Personal Growth Account. As described below, we will pay Death Benefit proceeds through Kansas City Life's Personal Growth Account. We place proceeds to be paid through the Personal Growth Account in our general account. The Personal Growth Account pays interest and provides check-writing privileges under which we reimburse the bank that pays the check out of the proceeds held in our general account. A Contract Owner or beneficiary (whichever applicable) has immediate and full access to Proceeds by writing a check on the account. We pay interest on Death Benefit Proceeds from the date of death to the date the Personal Growth Account is closed.

The Personal Growth Account is not a bank account and is not insured, nor guaranteed, by the FDIC or any other government agency.

We will pay Death Benefit proceeds through the Personal Growth Account when:
o        the proceeds are paid to an individual; and
o        the amount of proceeds is $5,000 or more.


Any other use of the Personal Growth Account requires our approval.


Reports to Contract Owners

At least once each Contract Year, we will send you a report showing updated information about the Contract since the last report, including any information required by law. We will also send you an annual and semi-annual report for each Fund or Portfolio underlying a Subaccount to which you have allocated Contract Value. This will include a list of the securities held in each Fund, as required by the 1940 Act. In addition, we will send you written confirmation of all Contract transactions.

Assignment

You may assign the Contract in accordance with its terms. In order for any assignment to bind us, it must be in writing and filed at the Home Office. When we receive a signed copy of the assignment, your rights and the interest of any Beneficiary (or any other person) will be subject to the assignment. We assume no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any Indebtedness. We will send notices to any assignee we have on record concerning amounts required to be paid during a Grace Period in addition to sending these notices to you.

Reinstatement

If your Contract lapses, you may reinstate it within two years (or longer period if required by state law) after lapse and before the Maturity Date. Reinstatement must meet certain conditions, including the payment of the required premium and proof of insurability. See your Contract for further information.

Supplemental and/or Rider Benefits

The following supplemental and/or rider benefits are available and may be added to your Contract. We will deduct monthly charges for these benefits and/or riders from your Contract Value as part of the Monthly Deduction. All of these riders may not be available in all states.

     Disability Continuance of Insurance (DCOI)
     Issue Ages: 15-55, renewal through age 59
     This rider covers the Contract's Monthly Deductions during the period of total disability of the Insured. DCOI benefits become payable after the Insured's total disability exists for six consecutive months and total disability occurs before age 60. Benefits under this rider continue until the Insured is no longer totally disabled.

     Disability Premium Benefit Rider (DPB)
     Issue Ages:  15-55, renewal through 59
     This rider provides for the payment of the disability premium benefit amount as premium to the Contract during a period of total disability of the Insured. The DPB benefit amount is a monthly amount that you request. DPB benefits become payable after the Insured's total disability exists for six consecutive months and total disability occurs before age 60. Benefits under this rider continue until the Insured is no longer totally disabled.

     Accidental Death Benefit (ADB)
     Issue Ages:  5-60
     This rider provides for the payment of an additional amount of insurance in the event of accidental death. The rider terminates when the Insured attains age 70.

     Option to Increase Specified Amount (Assured Insurability - AI)
     Issue Ages:  0-38
     This rider allows the Specified Amount of the Contract to increase by the option amount or less, without evidence of insurability on the Insured. These increases may occur on regular option dates or alternate option dates. See the rider Contract for the specific dates.

     Spouse's Term Insurance (STI)
     Issue Ages:  15-50 (Spouse's age)
     This rider provides decreasing term insurance on the Insured's spouse. The amount of insurance coverage is expressed in units and a maximum number of five units may be purchased. The amount of insurance per unit of coverage is based on the Insured Spouse's attained age. A table specifying the amount of insurance per unit of coverage is in the rider contract.

     Children's Term Insurance (CTI)
     Issue Ages:  14 Days - 17 Years (Children's ages)
     This rider provides level term insurance on each Insured Child. This term insurance continues until the Contract anniversary on which the Insured Child's attained age is 25. The rider expires on the Contract Anniversary on which the Insured is age 65.

     Other Insured Term Insurance (OI)
     Issue Ages:  0-65 (Other Insured's age)
     This rider provides level yearly renewable term coverage on the Insured, the Insured's spouse, and/or children. The coverage expires at the earlier of the Contract Anniversary on which the Insured or the Other Insured is age 95 unless an earlier date is requested. The term insurance provided by this rider can be converted to a permanent contract at any time the rider is in force without evidence of insurability.

     Extra Protection (EXP)
     Issue Ages:  0-80
     This rider provides level yearly renewable term coverage on the Insured. The coverage expires at the Contract Anniversary on which the Insured is age 95 unless an earlier date is requested.

     Maturity Extension Rider (MER)
     Issue Ages:  No restrictions
     This rider provides the Contract Owner with the option to delay the Maturity Date of the Contract by 20 years. The tax consequences of extending the Maturity Date of the Contract beyond the 100th birthday of the Insured are uncertain. You should consult a tax adviser as to such consequences.

     Accelerated Death Benefit/Living Benefits Rider (LBR)
     Issue Ages:  No restrictions
     This rider provides you the opportunity to receive an accelerated payment of all or part of the Contract's Death Benefit (adjusted to reflect current value) when the Insured is either terminally ill or receives care in an eligible nursing home. The rider provides for two accelerated payment options:
o Terminal Illness Option: This option is available if the Insured is diagnosed as terminally ill with a life expectancy of 12 months or less. When satisfactory evidence is provided, we will provide an accelerated payment of the portion of the death benefit you select as an Accelerated Death Benefit. You may elect to receive the benefit in a single sum or receive equal, monthly payments for 12 months.
o Nursing Home Option: This option is available after the Insured has been confined to an eligible nursing home for six months or more. When satisfactory evidence is provided, including certification by a licensed physician, that the Insured is expected to remain in the nursing home until death, we will provide an accelerated payment of the portion of the Death Benefit you select as an Accelerated Death Benefit. You may elect to receive the benefit in a single sum or receive equal, monthly payments for a specified number of years (not less than two) depending upon the age of the Insured.

     We can furnish you details about the amount of accelerated death benefit available to you if you are eligible and the adjusted premium payments that would be in effect if less than the entire death benefit is accelerated.

     You are not eligible for this benefit if you are required by law or a government agency to: (1) exercise this option to satisfy the claims of creditors, or (2) exercise this option in order to apply for, obtain, or retain a government benefit or entitlement.

     You should know that electing to use the Accelerated Death Benefit could have adverse tax consequences. You should consult a tax adviser before electing to receive this benefit.

     There is no charge for this rider.

The Other Insured Term Insurance and Extra Protection riders permit you, by purchasing term insurance, to increase insurance coverage without increasing the Contract's Specified Amount. However, you should be aware that the cost of insurance charges and Surrender Charges associated with purchasing insurance coverage under these term riders may be different than would be associated with increasing the Specified Amount under the Contract.

The Other Insured rider has one risk class for nonsmokers and one risk class for smokers. The nonsmoker cost of insurance rates for this rider are generally between the Contract's preferred and standard nonsmoker rates. The smoker cost of insurance rates are near the Contract's smoker rates. The cost of insurance rates for the Extra Protection Rider are generally lower than the Contract's rates. In addition, since the term insurance riders don't have surrender charges, a Contract providing insurance coverage with a combination of Specified Amount and term insurance will have a lower maximum Surrender Charge than a Contract with the same amount of insurance coverage provided solely by the Specified Amount. In addition, sales representatives generally receive somewhat lower compensation from a term insurance rider than if the insurance coverage were part of the Contract's Specified Amount.

Your  determination as to how to purchase a desired level of insurance  coverage
should  be  based  on  your  specific   insurance  needs.   Consult  your  sales
representative for further information.

Additional rules and limits apply to these supplemental and/or rider benefits. Not all such benefits may be available at any time, and supplemental and/or rider benefits in addition to those listed above may be made available. Please ask your Kansas City Life agent for further information or contact the Home Office.

TAX CONSIDERATIONS

Introduction

The following summary provides a general description of the Federal income tax considerations associated with the Contract and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. You should consult counsel or other competent tax advisers for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. We make no representation as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Contract

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that Contracts issued on a standard basis should satisfy the applicable requirements. There is less guidance, however, with respect to Contracts issued on a substandard basis, particularly if you pay the full amount of premiums permitted under the Contract. If it is subsequently determined that a Contract does not satisfy the applicable requirements, we may take appropriate steps to bring the Contract into compliance with such requirements and we reserve the right to restrict Contract transactions as necessary in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the Owners have been currently taxed on income and gains attributable to variable account assets. There is little guidance in this area, and some features of the Contracts, such as the flexibility of an Owner to allocate premium payments and Contract Value, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over Variable Account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the owner of a pro rata share of the assets of the Subaccounts.

In addition, the Code requires that the investments of each of the Subaccounts must be "adequately diversified" in order for the Contract to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Subaccounts, through the Portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Contract will qualify as a life insurance contract for Federal income tax purposes.



                                                     - 61 -

Tax Treatment of Contract Benefits

In General. We believe that the Death Benefit under a Contract should be excludible from the gross income of the beneficiary.

Generally, the Owner will not be deemed to be in constructive receipt of the Contract Value until there is a distribution. When distributions from a Contract occur, or when loans are taken out from or secured by a Contract, the tax consequences depend on whether the Contract is classified as a "Modified Endowment Contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Contracts as to premiums and benefits, the individual circumstances of each Contract will determine whether it is classified as a Modified Endowment Contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven Contract years. Certain changes in a Contract after it is issued could also cause it to be classified as a Modified Endowment Contract. A current or prospective Owner should consult with a competent adviser to determine whether a Contract transaction will cause the Contract to be classified as a Modified Endowment Contract.

Distributions (Other Than Death Benefits) from Modified Endowment Contracts. Contracts classified as Modified Endowment Contracts are subject to the following tax rules:

         (1) All distributions other than Death Benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Contract only after all gain has been distributed.

         (2) Loans taken from or secured by a Contract classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

         (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.

Distributions (Other Than Death Benefits) from Contracts that are not Modified Endowment Contracts. Distributions (other than Death Benefits) from a Contract that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Owner's investment in the Contract and only after the recovery of all investment in the Contract as taxable income. However, certain distributions which must be made in order to enable the Contract to continue to qualify as a life insurance contract for Federal income tax purposes if Contract benefits are reduced during the first 15 Contract years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Contract that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with Contract loans that are outstanding after the first 10 Contract years is less clear and you should consult a tax adviser about such loans.

Finally, neither distributions from nor loans from or secured by a Contract that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

Investment in the Contract. Your investment in the Contract is generally your aggregate Premiums. When a distribution is taken from the Contract, your investment in the Contract is reduced by the amount of the distribution that is tax-free.

Contract Loans. In general, interest on a Contract loan will not be deductible. Before taking out a Contract loan, you should consult a tax adviser as to the tax consequences.

Multiple Contracts. All Modified Endowment Contracts that are issued by Kansas City Life (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Owner's income when a taxable distribution occurs.

Other Owner Tax Matters. Federal, state and local transfer, estate, inheritance, and other tax consequences of ownership or receipt of Contract proceeds depend on the circumstances of each Owner or beneficiary. You should consult a tax adviser as to these consequences.

The tax consequences of continuing the Contract beyond the Insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Contract in force beyond the Insured's 100th year.

The Contracts can be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such arrangements may vary depending on the particular facts and circumstances. If you are purchasing the Contract for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Contract or a change in an existing Contract should consult a tax adviser.

Our Income Taxes

At the present time, we make no charge for any Federal, state or local taxes (other than the premium expense charge ) that we incur that may be attributable to the Subaccounts or to the Contracts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine is attributable to the Subaccounts or the Contracts.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

OTHER INFORMATION ABOUT THE CONTRACTS AND
KANSAS CITY LIFE

Sale of the Contracts


We will offer the Contracts to the public on a continuous basis. We don't plan to discontinue offering of the Contracts, but we have the right to do so. Currently, the Contracts will be offered in all states except New Jersey, New York and Vermont. Applications for Contracts are solicited by agents who are licensed by state insurance authorities to sell our variable life contracts. They are generally registered representatives of Sunset Financial Services, Inc. ("Sunset Financial"), one of our wholly-owned subsidiaries. It is also possible that these agents are instead registered representatives of broker-dealers who have entered into written sales agreements with Sunset Financial. Sunset Financial is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.


Sunset Financial acts as the Principal Underwriter, as defined in the 1940 Act, of the Contracts for the Variable Account as described in an Underwriting Agreement between Kansas City Life and Sunset Financial. Sunset Financial is not obligated to sell any specific number of Contracts. Sunset Financial's principal business address is P.O. Box 419365, Kansas City, Missouri 64141-6365.

Sunset Financial may pay registered representatives commissions on Contracts they sell based on premiums paid, in amounts up to 50% of premiums paid during the first Contract Year and up to 3% on premiums paid after the first Contract Year. In certain circumstances Sunset Financial may pay additional commissions, other allowances and overrides.

When policies are sold through other broker-dealers that have entered into selling agreements with Sunset Financial Services, the commission paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Kansas City Life's representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved expenses. The broker-dealers will be compensated as provided in the selling agreements and Sunset Financial Services, Inc. will reimburse Kansas City Life for such amounts and for certain other direct expenses in connection with marketing the Contracts through other broker-dealers.

Telephone Authorizations


You may request the following transactions by telephone if you made the election at the time of application or provided proper authorization to us:
o        transfer of Contract Value;
o        change in premium allocation;
o        change in dollar cost averaging;
o        change in portfolio rebalancing; or
o        Contract loan

We may suspend these telephone privileges at any time if we decide that such suspension is in the best interests of Contract Owners.


We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If we follow those procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. The procedures we will follow for telephone privileges include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone.

Kansas City Life Directors and Executive Officers

The following table sets forth the name, address and principal occupations during the past five years of each of Kansas City Life's directors and executive officers.

Name and Principal
Business Address *                   Principal Occupation During Past Five Years


Joseph R. Bixby  Director,  Kansas City Life;  Chairman of the Board since 1972.
     Director of Sunset Life and Old American Insurance Company, subsidiaries of Kansas City Life.

Walter E. Bixby  Director,  Kansas City Life;  Vice  Chairman of the Board since
     1974; President and CEO from 1990 until he retired in April, 1998. Chairman of the Board of Sunset Life and Chairman of the Board of Old American Insurance Company, subsidiaries of Kansas City Life.

R. Philip Bixby Director, Kansas City Life; Elected Senior Vice President, Operations in 1990; Executive Vice President in 1996 and President and CEO in April, 1998. Primarily responsible for the operation of the Company.

W. E. Bixby, III Director, Kansas City Life; Director and President of Old American Insurance Company, a subsidiary of Kansas City Life. Director of Sunset Life, a subsidiary of Kansas City Life.

Charles R.  Duffy  Jr.  Elected  Vice  President,  Insurance  Administration  in
     November, 1989; Senior Vice President, Operations since 1996; responsible for Computer Information Systems, Customer Services, Claims and Agency Administration. Director of Sunset Life and Old American, subsidiaries of Kansas City Life.

Richard L. Finn Director, Kansas City Life; Senior Vice President, Finance, since 1984; Chief Financial Officer and responsible for investment of Kansas City Life's funds, accounting and taxes. Director, Vice President and Chief Financial Officer of Old American and Director and Treasurer of Sunset Life, subsidiaries of Kansas City Life.

Jack D.  Hayes  Director,  Kansas  City Life;  Elected  Senior  Vice  President,
     Marketing since February, 1994; responsible for Marketing, Marketing Administration, Communications and Public Relations. Served as Executive Vice President and Chief Marketing Officer of Fidelity Union Life, Dallas, Texas, from June, 1981 to January, 1994.

Francis P. Lemery Director, Kansas City Life; Senior Vice President and Actuary since 1984; responsible for Group Insurance Department, Actuarial, State Compliance and New Business Issue and Underwriting. Director of Sunset Life and Old American, subsidiaries of Kansas City Life.

C. John Malacarne Director, Kansas City Life; Vice President, General Counsel and Secretary since 1991. Responsible for Legal Department, Office of the Secretary, Stock Transfer Department and Market Compliance. Director and Secretary of Sunset Life and Old American, subsidiaries of Kansas City Life.

Robert C. Miller Senior Vice  President,  Administrative  Services,  since 1991.
     Responsible for Human Resources and Home Office building and maintenance.

Webb R.  Gilmore  Director,  Kansas City Life since 1990;  Partner - Gilmore and
     Bell.

Nancy Bixby Hudson Director, Kansas City Life since 1996; Investor.

Warren J. Hunzicker, M.D. Director, Kansas City Life since 1989.

Daryl D. Jensen  Director,  Kansas  City Life;  Vice  Chairman  of the Board and
     President, Sunset Life Insurance Company of America, a subsidiary of Kansas City Life, since 1975.

Michael J. Ross Director, Kansas City Life since 1972; President and Chairman of the Board, Jefferson Bank and Trust Company, St. Louis, Missouri, since 1971.

Elizabeth T.  Solberg  Director,  Kansas  City Life since 1997;  Executive  Vice
     President and Senior Partner, Fleishman-Hilliard, Inc. since 1984.

Larry Winn Jr. Director,  Kansas  City Life  since  1985;  Retired as the Kansas
     Third District Representative to the U.S. Congress.

John K. Koetting Vice President and Controller since 1980; chief accounting officer; responsible for all corporate accounting reports. Director of Old American, a subsidiary of Kansas City Life.

                   * The principal business address of all the
                     persons listed above is 3520 Broadway,
                          Kansas City, Missouri 64111.

State Regulation

We are regulated by the Department of Insurance of the State of Missouri, which periodically examines our financial condition and operations. We are also subject to the insurance laws and regulations of all jurisdictions where we do business.

 Additional Information

We have filed a registration statement under the Securities Act of 1933 with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

Experts

Ernst & Young, LLP, independent auditors has audited the following reports included in this prospectus:

o consolidated balance sheets for Kansas City Life at December 31, 1998 and 1997,

o related consolidated statements of income, stockholders' equity and cash flows for each of the three years in the period ended December 31, 1998,

o    statement of net assets of the Variable Account at December 31, 1998,


o related statements of operations and changes in net assets for the years ended December 31, 1998 and December 31, 1997.



The Independent Auditor's Report is also included in this Prospectus and is provided in reliance upon these reports.

Mark A. Milton, Vice President and Associate Actuary of Kansas City Life has examined actuarial matters in this Prospectus.

Litigation

We and our affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are not pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account or Kansas City Life.

Preparing for Year 2000

We are closely monitoring our ability and the ability of our primary vendors and business partners to successfully operate in the year 2000. We are assessing and taking steps to resolve potential problems in both our information technology systems and other systems. As of December 31, 1998 we were about 85% complete as far as addressing the information technology systems. Our other systems are, with one exception, year 2000 compliant. We will address the system that is not compliant during 1999. We are also actively monitoring the compliance programs of third parties with which we have business relationships and are developing contingency plans based on those assessments.

We expect to have contingency plans in place and internal systems year 2000 compliant by the end of 1999. We base this expectation on numerous assumptions of future events. We cannot be sure that these assumptions are accurate and actual results could differ from expected results.


Company Holidays

We are closed on the following holidays: New Year's Day, President's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Additional holidays in 1999 will be October 11, November 26, December 24 and December 31. We will recognize holidays that fall on a Saturday on the previous Friday. We will recognize holidays that fall on a Sunday on the following Monday. On these holidays, there will be no valuation.


Legal Matters

Sutherland, Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws. C. John Malacarne, General Counsel of Kansas City Life has passed on matters of Missouri law pertaining to the Contracts, including our right to issue the Contracts and our qualification to do so under applicable laws and regulations.

Financial Statements


Kansas City Life's financial statements included in this Prospectus should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts. You should not consider them as having an effect on the investment performance of the assets held in the Variable Account. The following reports for the Variable Account are also included in the Prospectus:

o    statement of net assets of the Variable Account at December 31, 1998, and

o related statement of operations and changes in net assets for the periods ended December 31, 1998 and December 31, 1997.

                                                    Appendix A
                                         Maximum Surrender Charge Factors
                                                    (Per$1,000)

                  Male              Female
Issue Age         SM       NS       SM      NS

         0                 24.48            23.76
         1                 24.48            23.76
         2                 24.48            23.76
         3                 24.48            23.76
         4                 24.48            23.76

         5                 24.48            23.76
         6                 25.20            23.76
         7                 25.20            23.76
         8                 25.92            24.48
         9                 25.92            24.48

         10                26.64            24.48
         11                28.08            25.20
         12                28.80            25.20
         13                30.24            25.92
         14                30.96            25.92

         15       36.72    32.40    29.52   26.64
         16       37.44    32.40    30.24   26.64
         17       37.44    32.40    30.24   27.36

         18       38.16    33.12    30.96   27.36
         19       38.16    33.12    30.96   28.08

         20       38.88    33.12    31.68   28.08
         21       39.60    33.12    32.40   28.08
         22       40.32    33.12    32.40   28.08
         23       41.04    33.12    33.12   28.80
         24       41.76    33.12    33.12   28.80

         25       42.48    33.12    33.84   28.80
         26       44.64    34.56    35.28   30.24
         27       46.08    36.00    36.72   30.96
         28       48.24    37.44    38.16   32.40
         29       50.40    38.88    39.60   33.84

         30       52.56    40.32    41.04   35.28
         31       54.72    42.48    43.20   36.72
         32       57.60    43.92    44.64   38.16
         33       59.76    46.08    46.80   39.60
         34       62.64    48.24    48.96   41.76

         35       65.52    50.40    51.12   43.20
         36       68.40    52.56    53.28   45.36
         37       72.00    54.72    55.44   47.52
         38       75.60    57.60    58.32   49.68
         39       79.20    60.48    60.48   51.84

         40       82.80    62.64    63.36   54.00
         41       87.12    66.24    66.24   56.16
         42       90.72    69.12    69.12   59.04
         43       95.76    72.72    72.00   61.20
         44       100.08   75.60    75.60   64.08

         45       105.12   79.92    79.20   66.96
         46       110.16   83.52    82.08   70.56
         47       115.92   87.84    86.40   73.44
         48       121.68   92.16    90.00   77.04
         49       128.16   97.20    94.32   80.64

         50       134.64   102.24   98.64   84.96
         51       141.12   107.28   102.96  88.56
         52       148.32   113.04   108.00  92.88
         53       156.24   118.80   113.04  97.92
         54       164.88   125.28   118.80  102.96

         55       173.52   132.48   123.84  108.00
         56       182.16   139.68   130.32  113.04
         57       191.52   146.88   136.80  119.52
         58       202.32   155.52   143.28  125.28
         59       213.12   164.16   150.48  132.48

         60       224.64   173.52   158.40  139.68
         61       236.88   183.60   167.04  147.60
         62       249.84   194.40   176.40  155.52
         63       263.52   205.92   185.76  164.88
         64       277.92   218.16   196.56  174.24

         65       293.04   231.12   207.36  184.32
         66       308.88   245.52   218.88  195.84
         67       326.16   260.64   231.84  207.36
         68       344.16   276.48   244.80  220.32
         69       363.60   293.76   259.92  234.72

         70       383.76   312.48   275.76  249.84
         71       405.36   332.64   293.04  266.40
         72       429.12   354.24   312.48  284.40
         73       452.88   376.56   332.64  303.84
         74       478.80   401.04   354.96  325.44

         75       505.44   426.96   378.72  348.48
         76       532.80   454.32   403.20  372.96
         77       561.60   483.12   430.56  399.60
         78       591.84   514.80   459.36  429.12
         79       624.24   547.92   491.04  460.80

         80       658.80   584.64   525.60  495.36




CONSOLIDATED INCOME STATEMENT
(Thousands, except per share data)
                                             1998           1997         1996
REVENUE
Insurance revenues:
  Premiums:
    Life insurance                           $108 510     106 051      103 263
    Accident and health                        42 441      44 931       37 575
  Contract charges                            108 608      93 713       78 755
Investment revenues:
 Investment income, net                       198 181     193 696      186 743
  Realized investment gains, net               11 426      14 505        3 013
Other                                          14 671       9 998        9 768

     TOTAL REVENUES                           483 837     462 894      419 117

BENEFITS AND EXPENSES
Policy benefits:
  Death benefits                              107 355     100 037       87 940
  Surrenders of life insurance                 19 368      14 999       15 488
  Other benefits                               72 190      71 338       65 437
  Increase in benefit and contract reserves    84 427      86 804       85 614
Amortization of deferred acquisition costs     36 201      35 712       30 086
Insurance operating expenses                   96 347      91 381       75 227

     TOTAL BENEFITS AND EXPENSES              415 888     400 271      359 792

Income before Federal income taxes             67 949      62 623       59 325

Federal income taxes:
  Current                                      20 471      15 073       26 073
  Deferred                                     (1 034)      2 689       (9 063)

                                               19 437      17 762       17 010

NET INCOME                                   $ 48 512      44 861       42 315


Basic and diluted earnings per share            $7.83        7.25         6.84

See accompanying Notes to Consolidated Financial Statements.


CONSOLIDATED BALANCE SHEET
                                                           1998        1997
ASSETS
Investments:
  Fixed maturities:
    Available for sale, at fair value (amortized cost $2,012,975,000;
     $1,952,741,000 - 1997)                             $2 094 362   2 004 516
    Held to maturity, at amortized cost (fair value $123,515,000;
     $151,495,000 - 1997)                                  115 504     145 661
   Equity securities available for sale, at fair value
     (cost $98,509,000; $107,034,000 - 1997)               100 749     114 986
  Mortgage loans on real estate, net                       315 705     270 054
  Real estate, net                                          43 840      36 764
  Real estate joint ventures                                39 388      43 347
  Policy loans                                             122 860     123 186
  Short-term                                                59 160      74 341
  Other                                                          -       7 500
     TOTAL INVESTMENTS                                   2 891 568   2 820 355
Cash                                                        16 763      50 927
Accrued investment income                                   42 515      42 385
Receivables, net                                            12 997      10 204
Property and equipment, net                                 22 436      23 628
Deferred acquisition costs                                 218 957     209 826
Value of purchased insurance in force                      104 331     108 458
Reinsurance assets                                         117 772      99 593
Other                                                        7 067      16 096
Separate account assets                                    143 008      57 980
                                                        $3 577 414   3 439 452

LIABILITIES AND STOCKHOLDERS' EQUITY Future policy benefits:
  Life insurance                                         $ 774 701     766 583
  Accident and health                                       47 641      37 155
Accumulated contract values                              1 731 262   1 755 133
Policy and contract claims                                  34 347      37 569
Other policyholders' funds:
  Dividend and coupon accumulations                         62 726      62 056
  Other                                                     75 033      68 861
Income taxes:
  Current                                                    4 582      16 113
  Deferred                                                  43 739      39 917
Other                                                       82 442      67 491
Separate account liabilities                               143 008      57 980
     TOTAL LIABILITIES                                   2 999 481   2 908 858
Stockholders' equity:
  Common stock, par value $2.50 per share
    Authorized 18,000,000 shares, issued 9,248,340 shares   23 121      23 121
  Paid in capital                                           17 633      16 256
  Retained earnings                                        581 074     543 715
  Accumulated other comprehensive income                    45 466      36 448
  Less treasury stock, at cost (3,043,947 shares;
    3,055,275 shares - 1997)                               (89 361)    (88 946)
TOTAL STOCKHOLDERS' EQUITY                                 577 933     530 594
                                                        $3 577 414   3 439 452

See accompanying Notes to Consolidated Financial Statements.


CONSOLIDATED STATEMENT OF
STOCKHOLDERS' EQUITY
                                                    1998       1997       1996

COMMON STOCK, beginning and end of year           $ 23 121    23 121    23 121

PAID IN CAPITAL:
  Beginning of year                                 16 256    14 761    13 039
  Excess of proceeds over cost of treasury stock sold1 377     1 495     1 722

  End of year                                       17 633    16 256    14 761

RETAINED EARNINGS:
  Beginning of year                                543 715   509 748   477 826
  Net income                                        48 512    44 861    42 315
  Other comprehensive income:
    Unrealized gains (losses) on securities         15 094    33 485   (26 777)
    Increase in unfunded pension liability          (6 076)        -         -
  Comprehensive income                              57 530    78 346    15 538
  Transfer other comprehensive (income) loss to
     accumulated other comprehensive income         (9 018)  (33 485)   26 777
  Stockholder dividends of $1.80 per share
     ($1.76 - 1997 and $1.68 - 1996)               (11 153)  (10 894)  (10 393)

  End of year                                      581 074   543 715   509 748

ACCUMULATED OTHER COMPREHENSIVE INCOME:
  Beginning of year                                 36 448     2 963    29 740
  Other comprehensive income (loss)                  9 018    33 485   (26 777)

  End of year                                       45 466    36 448     2 963

TREASURY STOCK, at cost:
  Beginning of year                                (88 946)  (87 729)  (86 599)
  Cost of 12,320 shares acquired
    (20,090 shares - 1997 and 27,876 shares - 1996) (1 063)   (1 440)   (1 501)
  Cost of 23,648 shares sold
    (23,686 shares - 1997 and 39,440 shares - 1996)    648       223       371

  End of year                                      (89 361)  (88 946)  (87 729)

    TOTAL STOCKHOLDERS' EQUITY                    $577 933   530 594   462 864

See accompanying Notes to Consolidated Financial Statements.


CONSOLIDATED STATEMENT OF CASH FLOWS


                                                     1998      1997      1996
OPERATING ACTIVITIES
Net income                                      $  48 512     44 861    42 315
Adjustments to reconcile net income to
  net cash from operating activities:
    Amortization of investment premium (discount),
    net                                             2 398     (1 290)   (4 071)
    Depreciation                                    5 153      5 379     4 995
    Policy acquisition costs capitalized          (46 011)   (42 170)  (38 639)
    Amortization of deferred acquisition costs     36 201     35 712    30 086
    Realized investment gains                     (11 426)   (14 505)   (3 013)
    Changes in assets and liabilities:
     Future policy benefits                        25 855     16 227    15 831
     Accumulated contract values                  (12 264)    (9 933)    3 183
     Other policy liabilities                       6 842      7 137     5 294
     Income taxes payable and deferred            (11 399)     4 768    (8 322)
    Other, net                                       (718)    (3 685)    5 886

    NET CASH PROVIDED                              43 143     42 501    53 545

INVESTING ACTIVITIES
Purchases of available for sale investments:
  Fixed maturities                               (644 087)  (855 980) (431 916)
  Equity securities                               (28 047)   (69 434)  (18 071)
Sales of fixed maturities available for sale      372 930    503 351   140 372
Maturities and principal paydowns
  of security investments:
    Fixed maturities available for sale           216 247    163 867   131 545
     Fixed maturities held to maturity             30 453    106 188    79 017
    Equity securities available for sale           28 043     31 473     8 899
Purchases of other investments                    (78 298)  (152 045)  (46 021)
Sales, maturities and principal
  paydowns of other investments                    60 500     67 295    64 833
Acquisitions and dispositions of insurance
  blocks - net cash received (paid)               (13 250)   213 092         -

    NET CASH PROVIDED (USED)                      (55 509)     7 807   (71 342)

FINANCING ACTIVITIES
Proceeds from borrowings                            1 100    245 050     1 650
Repayment of borrowings                            (1 100)  (245 050)   (1 650)
Policyowner contract deposits                     175 421    169 699   164 677
Withdrawals of policyowner contract deposits     (187 028)  (163 041) (142 114)
Cash dividends to stockholders                    (11 153)   (10 894)  (10 393)
Disposition of treasury stock, net                    962        278       592

    NET CASH PROVIDED (USED)                      (21 798)    (3 958)   12 762

Increase (decrease) in cash                       (34 164)    46 350    (5 035)
Cash at beginning of year                          50 927      4 577     9 612

    CASH AT END OF YEAR                        $   16 763     50 927     4 577


See accompanying Notes to Consolidated Financial Statements.


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in tables are generally stated in thousands, except per share data)

SIGNIFICANT ACCOUNTING POLICIES

Organization
Kansas City Life Insurance Company is a Missouri domiciled stock life insurance company which, with its affiliates, is licensed to sell insurance products in 49 states and the District of Columbia. The Company offers a diversified portfolio of individual insurance, annuity and group products distributed through numerous general agencies. In recent years, the Company's new business activities have been concentrated in interest sensitive and variable products.

Basis of Presentation
The accompanying consolidated financial statements have been prepared on the basis of generally accepted accounting principles (GAAP) and include the accounts of Kansas City Life Insurance Company and its subsidiaries, principally Sunset Life Insurance Company of America (Sunset Life) and Old American Insurance Company (Old American). Significant intercompany transactions have been eliminated in consolidation. Certain reclassifications have been made to prior year results to conform with the current year's presentation. GAAP requires management to make certain estimates and assumptions which affect amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Recognition of Revenues
Traditional life insurance products include whole life insurance, term life insurance and certain annuities. Premiums for these products are recognized as revenues when due. Accident and health insurance premiums are recognized as revenues over the terms of the policies. Revenues for universal life and flexible annuity products are amounts assessed against contract values for cost of insurance, policy administration and surrenders, as well as amortization of deferred front-end contract charges.

Future Policy Benefits
For traditional life insurance products, reserves have been computed by a net level premium method based upon estimates at the time of issue for investment yields, mortality and withdrawals. These estimates include provisions for experience less favorable than actually expected. Investment yield assumptions for new issues are graded down and range from 5.00 to 7.00 percent. Mortality assumptions are based on standard mortality tables. The 1965-70 Select and Ultimate Basic Table is used for business issued since 1977.

Reserves and claim liabilities for accident and health insurance include estimated unpaid claims and claims incurred but not reported. For traditional life and accident and health insurance, benefits and claims are charged to expense in the period incurred.

Liabilities for universal life and flexible annuity products represent accumulated contract values, without reduction for potential surrender charges, and deferred front-end contract charges which are amortized over the term of the policies. Benefits and claims are charged to expense in the period incurred net of related accumulated contract values. Interest on accumulated contract values is credited to contracts as earned. Crediting rates for universal life insurance and flexible annuity products ranged from 3.85 percent to 7.25 percent during 1998 (4.75 percent to 6.50 percent during 1997 and 4.75 percent to 6.75 percent during 1996).

Withdrawal assumptions for all products are based on corporate experience.

Policy Acquisition Costs
The costs of acquiring new business, principally commissions, certain policy issue and underwriting expenses and certain variable agency expenses, are deferred. For traditional life products, deferred acquisition costs are amortized in proportion to premium revenues over the premium-paying period of related policies, using assumptions consistent with those used in computing benefit reserves. Acquisition costs for universal life and flexible annuity products are amortized over a period not exceeding 30 years in proportion to estimated gross profits arising from interest spreads and mortality, expense and surrender charges expected to be realized over the term of the contracts.

Value of Purchased Insurance in Force
The value of purchased insurance in force arising from the acquisition of a life insurance subsidiary and, in 1997, the acquisition of a life insurance block of business is being amortized in proportion to projected future gross profits or premium revenues. This asset was increased $76,533,000 in 1997 for the acquisition of a life insurance block of business and $8,683,000 ($8,856,000 - 1997 and $5,030,000 - 1996) for accrual of interest and reduced $16,375,000 ($14,962,000 - 1997 and $6,082,000 - 1996) for amortization. The increase for accrual of interest was calculated using a 7.4 percent interest rate for the life insurance subsidiary and, on the acquired block, a 7.0 percent interest rate on the traditional life portion and a 5.4 percent rate on the interest sensitive portion. Through 1998, total accumulated accrual of interest and amortization equal $43,455,000 and $62,721,000, respectively. The percentage of the asset's current carrying amount which will be amortized in each of the next five years is 7.9 percent - 1999, 7.6 percent - 2000, 7.3 percent - 2001, 6.9 percent - 2002 and 6.3 percent - 2003.

Separate Accounts
These accounts arise from the sale of variable life insurance and annuity products. Their assets are legally segregated and are not subject to the claims which may arise from any other business of the Company. These assets are reported at fair value since the underlying investment risks are assumed by the policyholders. Therefore the related liabilities are recorded at amounts equal to the underlying assets. Investment income and gains or losses arising from separate accounts accrue directly to the policyholders and are, therefore, not included in investment earnings in the accompanying consolidated income statement. Revenues to the Company from separate accounts consist principally of contract maintenance charges, administrative fees and mortality and risk charges.

Participating Policies
Participating business at year end approximates 16 percent of the consolidated life insurance in force. The amount of dividends to be paid is determined annually by the Board of Directors. Provision has been made in the liability for future policy benefits to allocate amounts to participating policyholders on the basis of dividend scales contemplated at the time the policies were issued. Additional provisions have been made for policyholder dividends in excess of the original scale which have been declared by the Board of Directors.

Investments
Securities held to maturity and short-term investments are stated at cost adjusted for amortization of premium and accrual of discount. Securities available for sale are stated at fair value. Unrealized gains and losses on securities available for sale are reduced by deferred income taxes and related adjustments in deferred acquisition costs, and are included in accumulated other comprehensive income.

Mortgage loans are stated at cost adjusted for amortization of premium and accrual of discount less an allowance for possible losses. Foreclosed real estate is stated at fair value at the date of foreclosure (cost) or net realizable value, whichever is lower. Other real estate investments are carried at depreciated cost. Real estate joint ventures are valued at cost adjusted for the Company's equity in earnings since acquisition. Policy loans are carried at cost less payments received. Realized gains and losses on disposals of investments, determined by the specific identification method, are included in investment revenues.

Federal Income Taxes
Income taxes have been provided using the liability method. Under that method, deferred tax assets and liabilities are determined based on the differences between their financial reporting and their tax bases and are measured using the enacted tax rates.

Income Per Share
Due to the Company's capital structure and lack of other potentially dilutive securities, there is no difference between basic and diluted earnings per common share for any of the years or periods reported. The weighted average number of shares outstanding during the year was 6,197,052 shares (6,190,793 shares - 1997 and 6,188,489 shares - 1996).

Statutory Information and
  Stockholder Dividends Restriction
The Company's earnings, unassigned surplus (retained earnings) and stockholders' equity, on the statutory basis used to report to regulatory authorities, follow.

                                          1998       1997      1996
Net gain (loss) from operations
    for the year                        $ 35 185   (21 214)    27 345

Net income (loss) for the year            36 152   (18 681)    25 574

Unassigned surplus
    at December 31                       257 853   246 717    284 417

Stockholders' equity
    at December 31                       209 246   197 147    234 570

The statutory loss reported in 1997 arose from the acquisition of a block of business as discussed in a following Note. In accordance with statutory accounting guidelines for coinsurance transactions, the acquisition reduced statutory earnings and stockholders' equity at the date of acquisition $51.4 million, the purchase price paid less related tax benefits.

Stockholder dividends may not exceed statutory unassigned surplus. Additionally, under Missouri law, the Company must have the prior approval of the Missouri Director of Insurance in order to pay a dividend exceeding the greater of statutory net gain from operations for the preceding year or 10 percent of statutory stockholders' equity at the end of the preceding year. The maximum payable in 1999 without prior approval is $35,185,000. The Company believes these statutory limitations impose no practical restrictions on its dividend payment plans.

The  Company  is  required  to  deposit a defined  amount of assets  with  state
regulatory  authorities.   Such  assets  had  an  aggregate  carrying  value  of
$18,000,000 ($36,000,000 - 1997 and $36,000,000 - 1996).

Comprehensive Income
As of January 1, 1998, the Company adopted Financial Accounting Standard No. 130, "Reporting Comprehensive Income." This standard governs the reporting and display of comprehensive income and its components; however, the adoption of this new standard had no impact on net income or stockholders' equity. Standard No. 130 requires unrealized gains or losses on securities available for sale and unfunded pension liabilities, which prior to adoption were reported separately in stockholders' equity, to be included in other comprehensive income, as shown below. Prior year financial statements have been reclassified to conform to the requirements of this standard.

                                           Unrealized
                                             Gains on        Unfunded
                                          Available-for-      Pension
                                          Sale Securities    Liability    Total

1998:
Unrealized holding gains
  arising during the year                     $33 261                    33 261
Less:  Realized gains included
            in net income                       9 360                     9 360
Net unrealized gains                           23 901                    23 901
Increase in unfunded
  pension liability                                 -        (9 348)     (9 348)
Effect on deferred
  acquisition costs                              (680)                     (680)
Deferred income taxes                          (8 127)        3 272      (4 855)
Other comprehensive income                    $15 094        (6 076)      9 018

1997:
Unrealized holding gains
  arising during the year                     $63 486                    63 486
Less:  Realized gains included
            in net income                       8 318                     8 318
Net unrealized gains                           55 168                    55 168
Effect on deferred
  acquisition costs                            (3 652)                   (3 652)
Deferred income taxes                         (18 031)                  (18 031)
Other comprehensive income                    $33 485                    33 485


INVESTMENTS

Investment Revenues
Major categories of investment revenues are summarized as follows.

                                               1998         1997          1996
Investment income:
    Fixed maturities                         $154 213       154 393     150 421
    Equity securities                           6 583         7 288       5 503
    Mortgage loans                             26 024        23 984      23 127
    Real estate                                 9 587        10 350      13 237
    Policy loans                                8 098         7 296       6 372
    Short-term                                  4 832         3 612       2 353
    Other                                       3 948         3 132       2 222
                                              213 285       210 055     203 235
Less investment expenses                      (15 104)      (16 359)    (16 492)

                                             $198 181       193 696     186 743


                                               1998          1997         1996

Realized gains (losses):
    Fixed maturities                        $   8 052         4 778      (1 862)
    Equity securities                           1 360         3 702         961
    Mortgage loans                                  -             -       2 000
    Real estate                                 2 014         6 025       1 894
    Other                                           -             -          20
                                            $  11 426        14 505       3 013

Unrealized Gains and Losses
Unrealized gains (losses) on the Company's securities follow.

                                               1998          1997         1996

Available for sale:
  End of year                               $  83 627        59 726       4 558
  Effect on deferred
    acquisition costs                         (4 332)        (3 652)          -
  Deferred income taxes                      (27 753)       (19 626)     (1 595)

                                            $ 51 542         36 448       2 963
  Increase (decrease) in net unrealized gains during the year:
      Fixed maturities                      $ 18 701         33 209     (26 216)
      Equity securities                       (3 607)           276        (561)

                                            $ 15 094         33 485     (26 777)
Held to maturity:
  End of year                               $  8 011          5 834       7 609

  Increase (decrease) in
    net unrealized gains
    during the year                         $  2 177         (1 775)    (11 908)

Securities

The amortized cost and fair value of investments in securities at December 31, 1998, follow.


                                          Gross
                          Amortized     Unrealized       Fair
                             Cost     Gains   Losses     Value
Available for sale:
U.S.government bonds     $   45 079    1 747     381     46 445
Public utility bonds        294 016   15 850   1 946    307 920
Corporate bonds           1 321 368   66 176  13 151  1 374 393
Mortgage-backed bonds       278 657   10 942     618    288 981
Other bonds                  70 224    3 216     441     72 999
Redeemable preferred
  stocks                      3 631      121     128      3 624

Total fixed maturities    2 012 975   98 052  16 665  2 094 362
Equity securities            98 509    6 184   3 944    100 749

                         $2 111 484  104 236  20 609  2 195 111

Held to maturity:
Public utility bonds     $   25 325    1 934       7     27 252
Corporate bonds              87 302    6 267     511     93 058
Other bonds                   2 877      328       -      3 205

                            115 504    8 529     518    123 515

                         $2 226 988  112 765  21 127  2 318 626


The amortized cost and fair value of investments in securities at December 31, 1997, follow.


                                         Gross
                        Amortized      Unrealized        Fair
                        Cost           Gains   Losses    Value
Available for sale:
U.S. government bonds    $  135 182    3 166    297    138 051
Public utility bonds        281 781    6 956    662    288 075
Corporate bonds           1 130 938   34 827  3 315  1 162 450
Mortgage-backed bonds       315 621    9 416    375    324 662
Other bonds                  81 469    2 260    425     83 304
Redeemable preferred
  stocks                      7 750      261     38      7 974

Total fixed maturities    1 952 741   56 886  5 112  2 004 516
Equity securities           107 034    8 709    757    114 986

                          2 059 775   65 595  5 869  2 119 502

Held to maturity:
Public utility bonds     $   50 291    2 494     56     52 729
Corporate bonds              92 350    3 727    641     95 436
Other bonds                   3 020      310      -      3 330

                            145 661    6 531    697    151 495

                         $2 205 436   72 126  6 566  2 270 997


The Company holds one non-income producing fixed maturity with a par value of $5,000,000.

The distribution of the fixed maturity securities' contractual maturities at December 31, 1998, follows. However, expected maturities may differ from these contractual maturities since borrowers may have the right to call or prepay obligations.

                                                    Amortized         Fair
                                                       Cost          Value
Available for sale:
Due in one year or less                              $   63 900      64 657
Due after one year through five years                   450 887     461 883
Due after five years through ten years                  471 322     487 598
Due after ten years                                     748 209     791 243
Mortgage-backed bonds                                   278 657     288 981

                                                     $2 012 975   2 094 362

Held to maturity:
Due in one year or less                              $    8 528       8 700
Due after one year through five years                    50 820      53 615
Due after five years through ten years                   36 202      39 556
Due after ten years                                      19 954      21 644

                                                     $  115 504     123 515

Sales of investments in securities available for sale, excluding normal maturities and calls, follow.

                                               1998       1997      1996

Proceeds                                    $422 241    509 502    141 335
Gross realized gains                          12 512     11 597      1 400
Gross realized losses                          5 234      2 349      1 420


At December 31, 1998, the Company did not hold securities of any corporation and its affiliates which exceeded 10 percent of stockholders' equity.

Kansas City Life employs no derivative financial instruments.

The Company maintains a $60 million bank line of credit which may be used to support investment strategies. This line is unused at December 31, 1998, and will expire in April 1999.

Mortgage Loans
The Company  holds  non-income  producing  mortgage  loans  equaling  $1,004,000
($327,000 - 1997). Mortgage loans are carried net of a valuation reserve of $8,500,000 ($8,500,000 - 1997).

At  December  31,  1998  and  1997,   the  mortgage   portfolio  is  diversified
geographically and by property type as follows.

                                           1998                      1997
                                    Carrying    Fair         Carrying    Fair
                                    Amount      Value        Amount      Value
Geographic region:
  East north central             $ 31 068      32 373         26 937    27 421
  Mountain                         67 530      71 397         64 602    66 321
  Pacific                         106 982     112 461         91 963    94 366
  West south central               33 044      34 813         32 997    33 961
  West north central               69 594      73 157         55 320    56 485
  Other                            15 987      16 718          6 735     7 017
  Valuation reserve                (8 500)     (8 500)        (8 500)   (8 500)
                                 $315 705     332 419        270 054   277 071
 Property type:
   Industrial                    $209 752     220 474        170 199   174 278
   Retail                          22 847      24 301         29 532    30 531
   Office                          74 633      78 291         58 658    60 267
   Other                           16 973      17 853         20 165    20 495
   Valuation reserve               (8 500)     (8 500)        (8 500)   (8 500)
                                 $315 705     332 419        270 054   277 071

As of December 31, 1998, the Company has commitments which expire in 1999 to originate mortgage loans of $13,982,000.

Mortgage loans foreclosed upon and transferred to real estate investments during the year equaled $1,181,000 ($3,189,000 - 1997 and $2,977,000 - 1996).

Mortgage loans acquired in the sale of real estate assets during the year totaled $2,025,000 ($4,299,000 - 1997 and $6,579,000 - 1996).

Real Estate
Detail concerning the Company's real estate investments follows.


                                                  1998            1997
Penntower office building, at cost:
    Land                                        $  1 106         1 106
    Building                                      18 244        18 068
    Less accumulated depreciation                (10 340)       (9 809)
Foreclosed real estate, at lower of
    cost or net realizable value                  10 946        13 362
Other investment properties, at cost:
    Land                                           4 493         3 214
    Buildings                                     32 848        24 216
    Less accumulated depreciation                (13 457)      (13 393)

                                                $ 43 840        36 764

Investment real estate, other than foreclosed properties, is depreciated on a straight-line basis. Penntower office building is depreciated over 60 years and all other properties from 10 to 35 years. Foreclosed real estate is carried net of a valuation allowance of $2,877,000 ($3,686,000 - 1997) to reflect net realizable value.

The Company held non-income  producing real estate equaling $6,099,000 ($820,000
- 1997).


PROPERTY AND EQUIPMENT

                                                  1998       1997

Land                                          $  1 029       1 029
Home office buildings                           22 995      23 149
Furniture and equipment                         30 238      27 502

                                                54 262      51 680
Less accumulated depreciation                  (31 826)    (28 052)

                                               $22 436      23 628

Property  and   equipment  are  stated  at  cost  and   depreciated   using  the
straight-line method. Home office buildings are depreciated over 25 to 50 years and furniture and equipment over 3 to 10 years, their estimated useful lives.


PENSIONS AND OTHER
POSTRETIREMENT BENEFITS

The Company has pension and other postretirement benefit plans covering substantially all its employees. The defined benefits pension plan covers employees who were age 55 or over with at least 15 years of vested service at December 31, 1997. This plan's benefits are based on years of service and the employee's compensation during the last five years of employment. All other employees have a cash balance account consisting of credits to the account based upon an employee's years of service and compensation, and interest credits of
7.00 percent for 1998. As disclosed in the tables at right, the amendment to change the plan to a cash balance plan in 1998 decreased the projected benefit obligation $10,038,000. The postretirement medical plans for the employees, full-time agents, and their dependents are contributory with contributions adjusted annually. The Company pays these medical costs as incurred and the plan incorporates cost-sharing features. The postretirement life insurance plan is noncontributory with level annual payments over the participants' expected service periods. The plan covers only those employees with at least one year of service as of December 31, 1997. The benefits in this plan are frozen using the employees' years of service and compensation as of December 31, 1997. The tables at right outline the plans' funded status and their impact on the Company's financial statements.

                                           Pension Benefits       Other Benefits
                                          1998      1997         1998      1997

Accumulated benefit obligation          $107 488   102 846        -          -

Change in plan assets:
Fair value of plan assets at
  beginning of year                     $ 95 899    85 241      1 634    1 501
Return on plan assets                     10 988     9 752         86       83
Company contributions                      3 000     4 967          -      104
Benefits paid                             (7 018)   (4 061)      (106)     (54)

Fair value of plan assets at end of year$102 869    95 899      1 614    1 634

Change in projected benefit obligation:
Benefit obligation at beginning of year $119 651   100 572     15 485   13 379
Service cost                               2 746     3 150        615      560
Interest cost                              7 650     7 823      1 193    1 014
Plan amendments                          (10 038)        -          -        -
Net loss from past experience                637    12 276      1 991    1 083
Benefits paid                            (10 099)   (4 170)      (476)    (551)

  Benefit obligation at end of year     $110 547   119 651     18 808   15 485

Plan underfunding                       $ (7 678)  (23 752)   (17 194) (13 851)
Unrecognized net loss                     22 488    25 452      3 653    1 734
Unrecognized prior service cost           (9 257)       12          -        -
Unrecognized net transition asset           (824)   (1 030)         -        -

  Prepaid (accrued) benefit cost        $  4 729       682    (13 541) (12 117)

Amounts recognized in the consolidated balance sheet:
Prepaid (accrued) benefit cost          $  4 729       682    (13 541) (12 117)
Minimum pension liability                 (9 348)        -          -        -

  Net amount recognized                 $ (4 619)      682    (13 541) (12 117)

Weighted average assumptions:
Discount rate                               7.00%     7.25       7.00     7.25
Expected return on plan assets              9.00      9.00       5.50     5.50
Rate of compensation increase               4.50      4.50          -        -



The assumed growth rate of health care costs has a significant effect on the amounts reported as the table below demonstrates.

                                               One Percentage Point
                                             Change in the Growth Rate
                                              Increase        Decrease

Service and interest cost components           $  401       (326)
Postretirement benefit obligation               3 172     (2 684)


The components of the net periodic benefits cost follow.
                                   Pension Benefits           Other Benefits
                                   1998    1997    1996     1998    1997   1996

Service cost                  $    2 746   3 150   3 369     615     560    536
Interest cost                      7 650   7 823   6 647   1 194   1 014    869
Expected return on plan assets    (8 539) (7 776) (7 557)    (90)    (85)   (75)
Amortization of:
  Unrecognized net (gain) loss     1 152     582     263      76      (5)     -
  Unrecognized prior service cost   (769)      2       2       -       -      -
  Unrecognized net transition asset (206)   (206)   (206)      -       -      -

Net periodic benefits cost       $ 2 034   3 575   2 518   1 795   1 484  1 330


Non-contributory defined contribution retirement plans for general agents and eligible sales agents provide supplemental payments based upon earned agency first-year individual life and annuity commissions. Contributions to these plans were $134,000 ($133,000 - 1997 and $174,000 - 1996). A non-contributory deferred compensation plan for eligible agents based upon earned first-year commissions is also offered. Contributions to this plan were $724,000 ($265,000 - 1997 and $318,000 - 1996).

Savings plans for eligible employees and agents match employee contributions up to 6 percent of salary and agent contributions up to 2.5 percent of prior year paid commissions. Contributions to the plan were $1,485,000 ($2,102,000 - 1997 and $2,082,000 - 1996). Effective in 1998, the Company may contribute an additional profit sharing amount up to 4 percent of salary depending upon corporate profits. No profit sharing contribution was made in 1998.

A non-contributory trusteed employee stock ownership plan covers substantially all salaried employees. The Company has made no contributions to this plan since 1992.


SEGMENT INFORMATION

                                  Kansas City Life       Sunset   Old
                                  Individual   Group    Life    American   Total
1998:
Revenues from external customers   $  112 898  52 537   28 794  80 001   274 230
Investment revenues                   151 045   1 146   32 040  13 950   198 181
Segment income (loss)                  27 918    (985)   8 954   5 198    41 085
Other significant noncash items:
  Increase in policy reserves          57 581     535   16 269  10 042    84 427
  Amortization of deferred
    acquisition costs                  16 861       -    8 323  11 017    36 201
  Amortization of the value of
    purchased insurance in force        4 660       -        -   2 925     7 585
Income tax expense                     12 997    (422)   4 314   2 548    19 437

Segment assets                      2 627 568  16 215  538 254 395 377 3 577 414
Expenditures for other long-lived assets2 658     259       97      69     3 083


1997:
Revenues from external customers   $   90 759  53 698   28 269  81 967   254 693
Investment revenues                   147 125   1 216   32 288  13 067   193 696
Segment income (loss)                  24 704    (493)   8 259   2 963    35 433
Other significant noncash items:
  Increase in policy reserves          55 924     202   16 768  13 910    86 804
  Amortization of deferred
    acquisition costs                  15 138       -    8 026  12 548    35 712
  Amortization of the value of
    purchased insurance in force        2 211       -        -   2 683     4 894
Income tax expense                     12 735    (212)   3 904   1 335    17 762

Segment assets                      2 533 546  16 828  517 423 371 655 3 439 452
Expenditures for other long-lived assets2 326     473       60      13     2 872


1996:
Revenues from external customers   $   77 861  42 547   27 260  81 693   229 361
Investment revenues                   141 333   1 215   32 483  11 712   186 743
Segment income (loss)                  25 330    (806)   9 440   6 395    40 359
Other significant noncash items:
  Increase in policy reserves          51 670     678   17 819  15 447    85 614
  Amortization of deferred
    acquisition costs                  14 618       -    6 292   9 176    30 086
  Amortization of the value of
    purchased insurance in force            -       -        -     946       946
Income tax expense                     10 330    (434)   3 903   3 211    17 010

Expenditures for other long-lived assets  175     148      171      33       527

Enterprise-Wide Disclosures
                                                       1998        1997    1996
Revenues from external customers by line of business:
  Variable life insurance and annuities             $  6 928     2 062       312
  Interest sensitive products                        101 680    91 651    78 443
  Traditional individual insurance products          103 171   101 332   100 298
  Group life and disability products                  47 780    49 650    40 540
  Group ASO services                                   4 716     4 048     2 007
  Other                                                9 955     5 950     7 761
      Total                                         $274 230   254 693   229 361


In 1998 the Company adopted Financial Accounting Standard No. 131, "Disclosures about Segments of an Enterprise and Related Information." Company operations have been classified and summarized into the four reportable segments at left. The segments, while generally classified along Company lines, are based upon distribution method, product portfolio and target market. The Parent Company was divided into two segments. The Kansas City Life-Individual segment consists of sales of variable life and annuities, interest sensitive products and traditional life insurance products by a career general agency sales force. The block acquired in 1997 is included in this segment. The Kansas City Life-Group segment consists of sales of group life and disability products and administrative services only (ASO) by the Company's career general agency sales force and appointed group agents. The Sunset Life segment consists of sales of interest sensitive and traditional products by personal producing general agents. The Old American segment markets whole life final expense products to seniors through a general agency sales force.

Separate investment portfolios are maintained for each of the companies. However, investments are allocated to the group segment based upon its cash flows and its investment revenue is modeled using the year of investment method. Operating expenses are allocated to the segments based upon internal cost studies which are consistent with industry cost methodologies. The totals at left agree to the consolidated financial statements. Intersegment revenues are not material and there is no interest expense. The Company operates solely in the United States and no individual customer accounts for 10 percent or more of the Company's revenue.

REINSURANCE

                                               1998       1997     1996

Life insurance in force (in millions):
    Direct                                  $ 23 261    22 800    22 121
    Ceded                                     (4 488)   (3 375)   (2 742)
    Assumed                                    3 380     3 796        28

        Net                                 $ 22 153    23 221    19 407

Premiums:
Life insurance:
    Direct                                  $128 584   128 491   127 150
    Ceded                                    (26 748)  (26 262)  (24 380)
    Assumed                                    6 674     3 822       493

        Net                                 $108 510   106 051   103 263

Accident and health:
    Direct                                  $ 54 022    55 022    48 694
    Ceded                                    (11 581)  (10 091)  (11 370)
    Assumed                                        -         -       251

        Net                                 $ 42 441    44 931    37 575


Contract charges arise generally from directly issued business. However contract charges also arise from a block of business assumed during 1997 as described below. Ceded benefit recoveries were $57,048,000 ($39,483,000 - 1997 and $37,829,000 - 1996).

Old American has two coinsurance agreements. One agreement reinsures certain whole life policies issued by Old American prior to December 1, 1986. As of December 31, 1998, these policies had a face value of $125,017,000. The reserve for future policy benefits ceded under this agreement was $49,041,000 ($51,003,000 - 1997). The other agreement, entered into in 1998, reinsures the home health care policies.

In 1997, the Company acquired a block of traditional life and universal life-type products. At December 31, 1998, the block had $3.4 billion of life insurance in force ($3.8 billion - 1997). During 1998, the block generated life insurance premiums of $6,656,000 ($3,096,000 - 1997).

The maximum retention on any one life is $350,000 for ordinary life plans and $100,000 for group coverage. A contingent liability exists with respect to reinsurance, which may become a liability of the Company in the unlikely event that the reinsurers should be unable to meet obligations assumed under reinsurance contracts.

FAIR VALUE OF
FINANCIAL INSTRUMENTS


The carrying amounts for cash, short-term investments and policy loans as reported in the accompanying balance sheet approximate their fair values. The fair values for securities are based on quoted market prices, where available. For those securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. Fair values for mortgage loans are based upon discounted cash flow analyses using an interest rate assumption 2 percent above the comparable U.S. Treasury rate.

Fair values for the Company's liabilities under investment-type insurance contracts, included with accumulated contract values for flexible annuities and with other policyholder funds for supplementary contracts without life contingencies, are estimated to be their cash surrender values.

Fair values for the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

The carrying amounts and fair values of the financial instruments follow.

                                           1998                     1997
                                Carrying        Fair       Carrying      Fair
                                 Amount        Value        Amount       Value
Investments:
  Securities available
    for sale                   $2 195 111   2 195 111    2 119 502   2 119 502
  Securities held
    to maturity                   115 504     123 515      145 661     151 495
  Mortgage loans                  315 705     332 419      270 054     277 071
Liabilities:
  Individual and
    group annuities              $793 068     767 537      830 495     802 461
  Supplementary
    contracts without
    life contingencies             21 899      21 899       21 526      21 526

The Investments Note provides further details regarding the investments above.

FEDERAL INCOME TAXES

A reconciliation of the Federal income tax rate and the actual tax rate experienced is shown below.

                                                  1998      1997     1996

Federal income tax rate                             35 %    35      35
Special tax credits                                 (6)     (6)     (5)
Other permanent differences                          -      (1)     (1)

Actual income tax rate                              29 %    28      29


The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are presented below.

                                                    1998          1997
Deferred tax assets:
  Future policy benefits                          $ 51 205       53 923
  Employee retirement benefits                      18 271       13 104
  Other                                              3 036        2 882
Gross deferred tax assets                           72 512       69 909

Deferred tax liabilities:
  Capitalization of policy acquisition
    costs, net of amortization                      42 487       40 844
  Basis differences between tax and
    GAAP accounting for investments                 35 104       28 080
  Property and equipment, net                        1 792        1 704
  Value of insurance in force                       36 070       36 551
  Other                                                798        2 647
Gross deferred tax liabilities                     116 251      109 826

  Net deferred tax liability                      $ 43 739       39 917

Federal income taxes paid for the year were $20,164,000 ($14,335,000 - 1997 and $25,332,000 - 1996).

Policyholders' surplus, which is frozen under the Deficit Reduction Act of 1984, is $40,500,000 for Kansas City Life, $2,800,000 for Sunset Life and $13,700,000 for Old American. The Companies do not plan to distribute their policyholders' surplus. Consequently, the possibility of such surplus becoming subject to tax is remote, and no provision has been made in the financial statements for taxes thereon. Should the balance in policyholders' surplus become taxable, the tax computed at current rates would approximate $20,000,000.

Income taxed on a current basis is accumulated in "shareholders' surplus" and can be distributed to stockholders without tax to the Company. At December 31, 1998, this shareholders' surplus was $373,841,000 for Kansas City Life, $80,914,000 for Sunset Life and $49,116,000 for Old American.

QUARTERLY CONSOLIDATED
   FINANCIAL DATA (unaudited)

                                  First       Second      Third       Fourth
1998:
Total revenues                  $117 651     124 846     125 706    115 634

Operating income                $  8 098      11 492      12 930      8 565
Realized gains, net                1 643       1 582       2 679      1 523

Net income                      $  9 741      13 074      15 609     10 088

Per common share:
  Operating income              $   1.31        1.85        2.09       1.38
  Realized gains, net                .26         .26         .43        .25

Net income                      $   1.57        2.11        2.52       1.63

1997:
Total revenues                  $108 379     108 836     124 932    120 747

Operating income                $ 10 299       8 548       7 639      8 946
Realized gains net                 1 835         957       4 119      2 517

Net income                      $ 12 134       9 505      11 758     11 463

Per common share:
  Operating income              $   1.66        1.39        1.23       1.44
  Realized gains net                 .30         .15         .67        .41

   Net income                   $   1.96        1.54        1.90       1.85


CONTINGENT LIABILITIES

The Company and certain of its subsidiaries are defendants in lawsuits involving claims and disputes with policyholders that may include claims seeking punitive damages. Some of these lawsuits arise in jurisdictions that permit punitive damages disproportionate to the actual damages alleged. Although no assurances can be given and no determinations can be made at this time as to the outcome of any particular lawsuit or proceeding, the Company and its subsidiaries believe that there are meritorious defenses for these claims and are defending them vigorously. Management believes that the amounts that would ultimately be paid, if any, would have no material effect on the Company's consolidated results of operations and financial position.

SUBSEQUENT EVENT

The Board authorized a two-for-one stock split in January 1999. However, the stock split must be approved by the stockholders at their annual meeting on April 22, 1999.


MANAGEMENT'S REPORT

To Our Stockholders

     Management prepared the preceding consolidated financial statements and all other financial information included in this Annual Report and is responsible for its integrity, consistency and objectivity. In preparing these statements, management necessarily made certain estimates and judgments and selected accounting principles in conformity with generally accepted accounting principles appropriate in the circumstances.
     The Company maintains a system of internal accounting controls and procedures to provide reasonable assurance, at an appropriate cost, that its assets are protected and that its financial transactions are properly authorized and recorded. Qualified personnel in the Company maintain and monitor these internal controls on an ongoing basis.
     The Audit Committee of the Board of Directors, composed solely of outside directors, meets annually and, as required, with the independent auditors, management and the internal auditors. Each has free and separate access to the committee. The committee reviews audit procedures, scope and findings, and the adequacy of the Company's financial reporting.
     The independent auditors, Ernst & Young LLP, are elected by the Board of Directors to audit the financial statements and render an opinion thereon.


                                                /s/Richard L. Finn
                                                Richard L. Finn
                                                Senior Vice President, Finance


REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholders of Kansas City Life Insurance Company

     We have audited the accompanying consolidated balance sheet of Kansas City Life Insurance Company (the Company) as of December 31, 1998 and 1997, and the related consolidated statements of income, stockholders' equity and cash flows for each of the three years in the period ended December 31, 1998. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Kansas City Life Insurance Company at December 31, 1998 and 1997, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles.



                                             /s/Ernst & Young LLP
                                             Ernst & Young LLP

Kansas City, Missouri
January 25, 1999






                                KANSAS CITY LIFE
                                  VARIABLE LIFE
                                SEPARATE ACCOUNT

                              FINANCIAL STATEMENTS
                     Years ended December 31, 1998 and 1997


Kansas City Life Variable Life Separate Account
Statement of Net Assets
December 31, 1998
(in thousands)


Assets
Investments:
 Federated Advisors - Federated Insurance Series:
  American Leaders Fund II - 115,618 shares at net asset
   value of $21.68 per share (cost $2,277,000)                   $       2,507
  High Income Bond Fund II - 83,908 shares at net asset value of
   $10.92 per share (cost $910,000)                                        916
  Prime Money Fund II - 2,062,682 shares at net asset value of
   $1.00 per share (cost $2,063,000)                                     2,063

 Massachusetts Financial Services - (MFS):
  Research Series - 167,772 shares at net asset value of $19.05 per
   share (cost $2,701,000)                                               3,196
  Emerging Growth Series - 169,433 shares at net asset value of
   $21.47 per share (cost $2,817,000)                                    3,638
  Total Return Series - 72,761 shares at net asset value of $18.12
   per share (cost $1,212,000)                                           1,318
  Bond Series - 33,043 shares at net asset value of $11.38 per
   share (cost $371,000)                                                   376
  World Governments Series - 3,194 shares at net asset value of
   $10.88 per share (cost $33,000)                                          35
  Utilities Series - 81,481 shares at net asset value of $19.82 per
   share (cost $1,460,000)                                               1,615

 American Century (ACI) - Variable Portfolios:
  VP Capital Appreciation - 43,277 shares at net asset value
   of $9.02 per share (cost $409,000)                                      390
  VP International - 165,786 shares at net asset value of $7.62
   per share (cost $1,189,000)                                           1,263

 Dreyfus Corporation:
  Capital Appreciation Portfolio - 54,874 shares at net asset
   value of $36.11 per share (cost $1,743,000)                           1,982
  Small Cap Portfolio - 49,293 shares at net asset value of
   $53.91 per share (cost $2,727,000)                                    2,657
  Stock Index Fund - 176,616 shares at net asset value of
   $32.52 per share (cost $5,016,000)                                    5,744


Total Assets                                                    $       27,700


                 See accompanying Notes to Financial Statements






Kansas City Life Variable Life Separate Account
Statement of Net Assets
(Continued)


Net Assets

 Federated Advisors - Federated Insurance Series:
   American Leaders Fund II                                      $       2,507

   High Income Bond Fund II                                                916

   Prime Money Fund II                                                   2,063

 Massachusetts Financial Services - (MFS):
   Research Series                                                       3,196

   Emerging Growth Series                                                3,638

   Total Return Series                                                   1,318

   Bond Series                                                             376

   World Governments Series                                                 35

   Utilities Series                                                      1,615

 American Century (ACI) - Variable Portfolios:
   VP Capital Appreciation                                                 390

   VP International                                                      1,263

 Dreyfus Corporation:
   Capital Appreciation Portfolio                                        1,982

   Small Cap Portfolio                                                   2,657

   Stock Index Fund                                                      5,744


Total Net Assets                                                $       27,700



                 See accompanying Notes to Financial Statements





Kansas City Life Variable Life Separate Account
Statement of Operations and Changes in Net Assets
Year ended December 31, 1998
(in thousands)

                                                       Federated Insurance Series           MFS Variable Insurance Trust
                                      High
                                                        American Income  Prime            Emerging  Total            World
                                                         Leaders  Bond   Money   Research  Growth  Return    Bond   Gov'ts Utilities
                                                         Fund II Fund II Fund II  Series    Series  Series  Series  Series  Series
Variable Universal Life:
  Invest. Income: Dividend Distributions               $      4      13      65       3        13      9        4      1       8
                  Capital Gains Distributions                59       4       -      42         4     11        2      -      36
                  Realized Gain (Loss)                        -      (3)      -      14        20      9        4      1       2
                  Unrealized Appreciation (Depreciation)    156      (7)      -     368       641     64       (1)     2     106
                    Investment Income (Loss)                219       7      65     427       678     93        9      4     152

        Expenses: Mortality and Expense Fees                 13       7      12      19        20      7        2      -       8
                  Contract Expense Charges                  318     140   1,460     402       448    175       55     10     170
                    Change in Net Assets from Operations   (112)   (140) (1,407)      6       210    (89)     (48)    (6)    (26)

        Deposits                                            934     356  11,147   1,124     1,226    430       82     18     475

        Withdrawals                                          58      36      22      70       135     37       21     16      18
        Transfers (in) out                                 (921)   (317)  9,523    (686)     (759)  (375)    (190)    (5)   (757)

        Net Assets:Net Increase                           1,685     497     195   1,746     2,060    679      203      1   1,188
                   Beginning of Year                        619     360   1,399   1,118     1,221    456      121     34     302

                     End of Year                          2,304     857   1,594   2,864     3,281  1,135      324     35   1,490

Survivorship Variable Universal Life:
  Invest. Income: Dividend Distributions                      -       -      13       -         1      -        1      -       -
                  Capital Gains Distributions                 -       -       -       1         -      1        1      -       2
                  Realized Gain (Loss)                        -       -       -       1         -      1        -      -       -
                  Unrealized Appreciation (Depreciation)     14       -       -      34        57      8        1      -      10
                    Investment Income                        14       -      13      36        58     10        3      -      12

        Expenses: Mortality and Expense Fees                  -       -       2       1         1      1        -      -       -
                  Contract Expense Charges                    8       5     204      14        11     11        2      -       7
                    Change in Net Assets from Operations      6      (5)   (193)     21        46     (2)       1      -       5

        Deposits                                             56      43   2,063      94        69     89        3      -      42

        Withdrawals                                           2       -       -       1         -      2        -      -       2
        Transfers (in) out                                 (142)    (21)  1,764    (215)     (240)   (97)     (48)     -     (79)

        Net Assets: Net Increase                            202      59     106     329       355    182       52      -     124
                    Beginning of Year                         1       -     363       3         2      1        -      -       1
                      End of Year                           203      59     469     332       357    183       52      -     125

Total Survivorship & Variable Universal Life-End of Year$ 2,507     916   2,063   3,196     3,638  1,318      376     35   1,615

                 See accompanying Notes to Financial Statements



Kansas City Life Variable Life Separate Account
Statement of Operations and Changes in Net Assets (Continued)
Year ended December 31, 1998
(in thousands)



                                                     ACI Portfolios       Dreyfus Corporation

                                                         VP            Capital    Small
                                                      Capital    VP     Apprec     Cap      Stock
                                                      Apprec    Int'l  Portfolio Portfolio  Index  Total

Variable Universal Life:
  Invest. Income: Dividend Distributions              $       -       3       9       -        41    173
                  Capital Gains Distributions                12      32       -      40         8    250
                  Realized Gain (Loss)                       (6)     -        5     (44)       38     40
                  Unrealized Appreciation (Depreciation)     (9)     56     203     (55)      572  2,096
                    Investment Income (Loss)                 (3)     91     217     (59)      659  2,559

        Expenses: Mortality and Expense Fees                  3       7       7      14        24    143
                  Contract Expense Charges                   62     172     186     351       743  4,692
                    Change in Net Assets from Operations    (68)    (88)     24    (424)     (108)(2,276)

        Deposits                                            192     487     505   1,162     1,760 19,898

        Withdrawals                                          22      55      43      82        94    709
        Transfers (in) out                                  (48)   (494)   (967) (1,301)   (2,478)   225

        Net Assets: Net Increase                            150     838   1,453   1,957     4,036 16,688
                    Beginning of Year                       215     353     234     410       635  7,477

                      End of Year                           365   1,191   1,687   2,367     4,671 24,165

Survivorship Variable Universal Life:
  Invest. Income: Dividend Distributions                      -       -       2       -         8     25
                  Capital Gains Distributions                 1       2       -       4         2     14
                  Realized Gain (Loss)                        -       -       -      (1)        3      4
                  Unrealized Appreciation (Depreciation)      -       2      34      11       149    320
                    Investment Income                         1       4      36      14       162    363

        Expenses: Mortality and Expense Fees                  -       -       1       1         3     10
                  Contract Expense Charges                    1       3      11      16        72    365
                    Change in Net Assets from Operations      -       1      24      (3)       87    (12)

        Deposits                                              3      11      81     116       502  3,172

        Withdrawals                                           -       1       2       1         3     14
        Transfers (in) out                                  (22)    (60)   (189)   (172)     (365)   114

        Net Assets: Net Increase                             25      71     292     284       951  3,032
                    Beginning of Year                         -       1       3       6       122    503
                      End of Year                            25      72     295     290     1,073  3,535

Total Survivorship & Variable Universal Life-End of Year  $ 390   1,263   1,982   2,657     5,744 27,700

                 See accompanying Notes to Financial Statements






Kansas City Life Variable Life Separate Account
Statement of Operations and Changes in Net Assets
Year ended December 31, 1997
(in thousands)

                                                       Federated Insurance Series           MFS Variable Insurance Trust
                                      High
                                                        American Income  Prime            Emerging  Total            World
                                                         Leaders  Bond   Money   Research  Growth  Return    Bond   Gov'ts Utilities
                                                         Fund II Fund II Fund II  Series    Series  Series  Series  Series  Series
Variable Universal Life:
  Invest. Income: Dividend Distributions                  $   1       6      21       -         -      -        -      -       -
                  Capital Gains Distributions                 2       -       -       -         -      -        -      -       -
                  Realized Gain (Loss)                        8       3       -       8         6      4        1      -       1
                  Unrealized Appreciation (Depreciation)     55      13       -      79       120     30        4      -      38
                    Investment Income (Loss)                 66      22      21      87       126     34        5      -      39

        Expenses: Mortality and Expense Fees                  2       1       4       5         6      2        -      -       1
                  Contract Expense Charges                   93      61     527     170       222     61       11      7      34
                    Change in Net Assets from Operations    (29)    (40)   (510)    (88)     (102)   (29)      (6)    (7)      4

        Deposits                                            314     229   4,608     546       689    189       39     24     115

        Withdrawals                                          12      16      72      17        21      4        3      1       4

        Transfers (in) out                                 (281)   (147)  2,773    (411)     (331)  (216)     (72)    (7)   (135)

        Net Assets:Net Increase                             554     320   1,253     852       897    372      102     23     250
                   Beginning of Year                         65      40     146     266       324     84       19     11      52
                     End of Year                            619     360   1,399   1,118     1,221    456      121     34     302

Survivorship Variable Universal Life:
  Invest. Income: Dividend Distributions                      -       -       1       -         -      -        -      -       -
                  Capital Gains Distributions                 -       -       -       -         -      -        -      -       -
                  Realized Gain (Loss)                        -       -       -       -         -      -        -      -       -
                  Unrealized Appreciation (Depreciation)      -       -       -       -         -      -        -      -       -
                    Investment Income                         -       -       1       -         -      -        -      -       -

        Expenses: Mortality and Expense Fees                  -       -       -       -         -      -        -      -       -
                  Contract Expense Charges                    -       -      36       -         -      -        -      -       -
                    Change in Net Assets from Operations      -       -     (35)      -         -      -        -      -       -

        Deposits                                              -       -     493       -         -      -        -      -       -

        Withdrawals                                           -       -       -       -         -      -        -      -       -
        Transfers (in) out                                   (1)      -      95      (3)       (2)    (1)       -      -      (1)

        Net Assets:Net Increase                               1       -     363       3         2      1        -      -       1
                   Beginning of Period                        -       -       -       -         -      -        -      -       -
                     End of Year                              1       -     363       3         2      1        -      -       1

Total Survivorship & Variable Universal Life-End of Year $  620     360   1,762   1,121     1,223    457      121     34     303

                 See accompanying Notes to Financial Statements


Kansas City Life Variable Life Separate Account
Statement of Operations and Changes in Net Assets (Continued)
Year ended December 31, 1997
(in thousands)

                                                     ACI Portfolios     Dreyfus Corporation

                                                        VP             Capital   Small
                                                      Capital   VP      Apprec    Cap      Stock
                                                      Apprec   Int'l  Portfolio Portfolio  Index  Total
Variable Universal Life:
  Invest. Income: Dividend Distributions           $          -       1       2       -         3     34
                  Capital Gains Distributions                 3       3       -      23        14     45
                  Realized Gain (Loss)                       (2)      2       -       1         1     33
                  Unrealized Appreciation (Depreciation)     (5)     13       2     (26)        6    329
                    Investment Income (Loss)                 (4)     19       4      (2)       24    441

        Expenses: Mortality and Expense Fees                  1       2       -       1         1     26
                  Contract Expense Charges                   51      57      13      27        64  1,398
                    Change in Net Assets from Operations    (56)    (40)     (9)    (30)      (41)  (983)

        Deposits                                            144     180      56     120       286  7,539

        Withdrawals                                           7       6       2       2        35    202
        Transfers (in) out                                   (9)   (143)   (189)   (322)     (425)    85

        Net Assets: Net Increase                             90     277     234     410       635  6,269
                    Beginning of Year                       125      76       -       -         -  1,208

                      End of Year                           215     353     234     410       635  7,477

Survivorship Variable Universal Life:
  Invest. Income: Dividend Distributions                      -       -       -       -         -      1
                  Capital Gains Distributions                 -       -       -       -         2      2
                  Realized Gain (Loss)                        -       -       -       -         -      -
                  Unrealized Appreciation (Depreciation)      -       -       -       -         1      1
                    Investment Income                         -       -       -       -         3      4

        Expenses:  Mortality and Expense Fees                 -       -       -       -         -      -
                   Contract Expense Charges                   -       -       -       -         4     40
                     Change in Net Assets from Operations     -       -       -       -        (1)   (36)

        Deposits                                              -       -       -       -        46    539

        Withdrawals                                           -       -       -       -         -      -
        Transfers (in) out                                    -      (1)     (3)     (6)      (77)     -

        Net Assets: Net Increase                              -       1       3       6       122    503
                    Beginning of Period                       -       -       -       -         -      -
                      End of Year                             -       1       3       6       122    503

Total Survivorship & Variable Universal Life-End of Year $  215     354     237     416       757  7,980

                 See accompanying Notes to Financial Statements








                 Kansas City Life Variable Life Separate Account
                          Notes to Financial Statements



1.   Organization and Significant Accounting Policies

     Organization

Kansas City Life Variable Life Separate Account, marketed as Century II Variable Universal Life and Century II Survivorship Variable Universal Life, (the Account) is a separate account of Kansas City Life Insurance Company (KCL). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. All deposits received by the Account have been directed by the contract owners into subaccounts of four series-type mutual funds, as listed below, or into KCL's Fixed Account.

           Federated Insurance Series

American Leaders Fund II                  Long-term growth of capital
High Income Bond Fund II                  High current income
Prime Money Fund II                       Current income with stability of
                                             principal and liquidity

           MFS Variable Insurance Trust

MFS Emerging Growth Series                Long-term growth of capital
MFS Research Series                       Long-term growth of capital and future
                                             income
MFS Total Return Series                   Income and opportunities for growth of
                                             capital and income
MFS Utilities Series                      Capital growth and current income
MFS World Governments Series              Preservation and growth of capital
                                              with moderate current income
MFS Bond Series                           Current income and protection of
                                              shareholders' capital

           American Century - Variable Portfolios

VP Capital Appreciation                   Capital Growth through investment in
                                             common stocks
VP International                          Capital Growth through investment in
                                             foreign securities

           Dreyfus Corporation

Capital Appreciation Portfolio            Long-term capital growth with
                                             preservation of capital
Small Cap Portfolio                       Capital appreciation Stock Index Fund
                                             Price and yield performance that
                                             corresponds to the Standard &
                                             Poor's 500 Composite Stock Price
                                             Index


     Basis of Presentation and Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

     Reclassification

Certain amounts in the 1997 financial statements have been reclassified to conform with the 1998 presentation.


                 Kansas City Life Variable Life Separate Account
                    Notes to Financial Statements (continued)



     Reinvestment of Dividends

Interest and dividend income and capital gains distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective subaccount. Capital gains distributions are recorded as income on the date of receipt.

     Federal Income Taxes

The operations of the Account form a part of, and are taxed with, the operations of KCL, which is taxed as a life insurance company under the Internal Revenue Code. As a result, the net asset values of the subaccounts are not affected by federal income taxes on income distributions received by the subaccounts.

     Investment Valuation

Investments in mutual fund shares are carried in the statement of net assets at quoted market value (net asset value of the underlying mutual fund). The average cost method is used to determine realized gains and losses.

The aggregate cost of purchases and proceeds from sales, and the number of shares thereon were as follows:

                               Cost of      Proceeds          Shares
1998:                         Purchases    from Sales   Purchased      Sold
                                 (in thousands)

American Leaders Fund II   $   2,225           508       109,171        25,140
High Income Bond Fund II         976           409        88,930        37,913
Prime Money Fund II           19,112        18,811    19,111,531    18,810,895
MFS Emerging Growth Series     2,876         1,180       158,623        64,963
MFS Research Series            2,726         1,068       159,184        62,401
MFS Total Return Series        1,185           405        68,816        23,497
MFS Utilities Series           1,519           325        82,288        17,640
MFS World Governments             29            31         2,777         2,958
MFS Bond Series                  606           356        53,615        31,532
AC VP Capital Appreciation       350           159        38,957        17,912
AC VP International            1,230           378       165,900        51,851
Dreyfus Capital Appreciation
 Portfolio                     1,955           452        60,303        13,909
Dreyfus Small Cap Portfolio    3,355         1,025        61,695        19,675
Dreyfus Stock Index            7,390         3,165       257,806       110,591





                 Kansas City Life Variable Life Separate Account
                    Notes to Financial Statements (continued)


                               Cost of      Proceeds          Shares
1997:                         Purchases    from Sales   Purchased    Sold
                                 (in thousands)

American Leaders Fund II     $   713           221        39,267        11,971
High Income Bond Fund II         485           181        46,117        17,107
Prime Money Fund II            5,826         4,210     5,825,963     4,209,855
MFS Emerging Growth Series     1,136           363        75,073        23,766
MFS Research Series            1,088           321        71,955        21,229
MFS Total Return Series          458           120        29,009         7,686
MFS Utilities Series             281            69        17,379         4,340
MFS World Governments             33            10         3,243           938
MFS Bond Series                  133            36        12,428         3,383
AC VP Capital Appreciation       228           131        23,295        13,242
AC VP International              379           116        56,237        17,245
Dreyfus Capital Appreciation
 Portfolio                       271            36         9,788         1,308
Dreyfus Small Cap Portfolio      521            80         8,602         1,329
Dreyfus Stock Index              887           138        34,785         5,384


2.   Accumulation Unit Value

The Accumulation Unit Values and the number of accumulation units outstanding for each Investment Subaccount as of December 31, 1998 are as follows:

     Century II Variable Universal Life:

                                           Unit Value            Number of Units

     American Leaders Fund II               $18.05                     127,612
     High Income Bond Fund II                12.82                      66,841
     Prime Money Fund II                     11.20                     142,409
     MFS Emerging Growth Series              18.66                     175,835
     MFS Research Series                     17.68                     161,988
     MFS Total Return Series                 15.18                      74,816
     MFS Utilities Series                    17.83                      83,577
     MFS World Governments                   10.86                       3,199
     MFS Bond Series                         11.72                      27,628
     AC VP Capital Appreciation               9.12                      40,120
     AC VP International                     15.70                      75,851
     Dreyfus Capital Appreciation Portfolio  14.20                     118,815
     Dreyfus Small Cap Portfolio             11.04                     214,449
     Dreyfus Stock Index                     14.68                     318,043





                 Kansas City Life Variable Life Separate Account
                    Notes to Financial Statements (continued)



     Century II Survivorship Variable Universal Life:

                                           Unit Value            Number of Units

     American Leaders Fund II               $12.52                      16,196
     High Income Bond Fund II                10.65                       5,582
     Prime Money Fund II                     10.58                      44,260
     MFS Emerging Growth Series              13.64                      26,183
     MFS Research Series                     12.46                      26,657
     MFS Total Return Series                 11.84                      15,448
     MFS Utilities Series                    13.48                       9,240
     MFS World Governments                   10.85                           -
     MFS Bond Series                         11.13                       4,697
     AC VP Capital Appreciation               8.81                       2,798
     AC VP International                     11.85                       6,123
     Dreyfus Capital Appreciation Portfolio  13.46                      21,879
     Dreyfus Small Cap Portfolio              9.67                      29,978
     Dreyfus Stock Index                     13.56                      79,135


3.   Variable Life Contract Charges

KCL deducts an administrative fee for each contract of $26 per month for the first 12 months and $6 per month thereafter. An additional deduction of $20 per month is made for the 12 contract months following an increase in specified amount. A deduction for insurance costs also is made monthly and is based on the insured's attained age, sex, risk class, specified amount, supplemental benefit, rider benefits, contract value, and the number of completed policy years. Mortality and expense risks assumed by KCL are compensated for by a fee equivalent to an annual rate of 0.9 percent of the asset value of each contract.

A premium expense charge for premium taxes of 2.25 percent of premium receipts are deducted from each premium receipt prior to their transfer to the separate accounts. Other charges are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.

A contingent deferred sales charge is assessed against certain withdrawals during the first 15 years of the contract. During 1998, $341,000 ($130,000 -
1997) was assessed in surrender charges and other contract charges totaled $4,835,000 ($1,424,000 - 1997).



4.   Survivorship variable Life Contract Charges

KCL deducts a monthly administrative fee for each contract of $7.50 plus $.02 per $1,000 of the total amount insured per month for all contracts. An additional fee of $12.50 per month is charged for the first five contract years. A deduction for insurance costs also is made monthly and is based on the




                Kansas City Life Variable Life Separate Account
                   Notes to Financial Statements (continued)




insured's attained age, sex, risk class, total amount insured, any optional benefits, or any additional benefits provided by riders, contract value, and the number of completed policy years. Mortality and expense risks assumed by KCL are compensated for by a fee equivalent to 0.625 percent of the average daily net assets of each contract.

A sliding premium expense charge, which varies by contract year for the first 20 years, is deducted from each target and excess premium payment.

In addition, a 4.85 percent premium processing charge is deducted from each premium payment for all contract years. Other charges are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.

The plan has no contingent deferred sales charge. During 1998, other contract charges totaled $ 375,000 ($40,000 - 1997).

5.   Year 2000 Readiness (unaudited)

KCL is closely monitoring its ability, and that of its primary vendors and business partners, to be fully operational in the year 2000. This assessment extends to both information technology (IT) systems and non-information technology systems. KCL has addressed approximately 80 percent of its IT issues and expects to have these fully resolved and all required changes implemented by mid-1999. Non-IT systems are largely compliant, with one minor system yet to be converted during 1999. KCL conducts business with various third parties. These parties will be monitored until full compliance is achieved. Contingency plans are being developed and will be completed by early 1999. KCL expects to have contingency plans in place an internal systems year 2000 compliant by the end of 1999. These expectations are based on numerous assumptions of future events. While KCL feels these are valid assumptions and estimates, KCL cannot be sure these estimates will be achieved or that the assumptions are accurate, and actual results could differ materially from those anticipated.




                         Report of Independent Auditors

The Contract Owners of Kansas city Life Variable
 Life Separate Account and The Board of Directors of Kansas City Life Insurance Company

We have audited the accompanying statement of net assets of Kansas City Life Variable Life Separate Account (The Account) as of December 31, 1998, and the related statements of operations and changes in net assets for the years ended December 31, 1998 and 1997. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on an test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1998 by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Kansas City Life Variable Life Separate Account at December 31, 1998, and the results of its operations and changes in its net assets for the years ended December 31, 1998 and 1997, in conformity with generally accepted accounting principles.




                              /s/Ernst & Young LLP
                                Ernst & Young LLP

April 19, 1999




                          Supplement Dated May 1, 1999,

                         to Prospectus Dated May 1, 1999
                 Kansas City Life Variable Life Separate Account
                        Variable Universal Life Contract

                                   Connecticut



For contracts sold in the state of Connecticut, we change the prospectus as follows to provide for the Right to Exchange provision.

         Delete the "Special Transfer Right" shown on page 22 of the prospectus and replace with the following:

         Right to Exchange -- The Right to Exchange provision allows you to exchange the Contract to one that provides benefits that don't vary based on the performance of Funds. Once within the first 24 months of the Contract or within 24 months following the effective date of an increase to the Specified Amount, you may exercise a one-time Right to Exchange by requesting that this Contract be exchanged for any flexible premium fixed benefit policy we offer for exchange on the Contract Date.





5630                                        5-99a


                          Supplement Dated May 1, 1999,

                         to Prospectus Dated May 1, 1999
                 Kansas City Life Variable Life Separate Account
                        Variable Universal Life Contract

                                    Maryland


For contracts sold in the state of Maryland, we change the prospectus as follows:

         Add the definition for "No-Lapse monthly Premium" and "No-Lapse Payment Period" to page 6 of the prospectus. These definitions are:

         No-Lapse Monthly Premium -- An amount used to measure premium payments paid for purpose of determining whether the guarantee that your Contract will not lapse during the No-Lapse Payment Period is in effect.

         No-Lapse Payment Period -- The period of time during which we guarantee that your Contract will not lapse if you pay the No-Lapse Monthly Premiums.

          Add the following wording after the "Guaranteed Payment Period and Guaranteed Monthly Premium" section of the prospectus on page 19:

         No-Lapse Monthly Premium and No-Lapse Payment Period -- In addition to the Guaranteed Payment Period described above, there is a fifteen year No-Lapse Payment Period. A No-Lapse Payment Period is the period during which we guarantee that the Contract will not lapse if the amount of total premiums you pay is greater than or equal to the sum of:

     (1) the accumulated No-Lapse Monthly Premiums in effect on each period Monthly Anniversary Date, and

     (2) an amount equal to the sum of any partial surrenders taken and Indebtedness under the Contract.

         The No-Lapse Payment Period is fifteen years following the Contract Date and fifteen years following the effective date of an increase in the Specified Amount. The Contract shows the No-Lapse Monthly Premium. The per $1,000 No-Lapse Monthly Premium factors for the Specified Amount vary by risk class, issue age and sex. We include additional premiums for substandard ratings and supplemental and/or rider benefits in the No-Lapse Monthly Premium. However, upon a change to the Contract, we will recalculate the No-Lapse Monthly Premium, will notify you of the new No-Lapse Monthly Premium and amend your Contract to reflect the change.

          Add the following paragraph to the "Premium Payments Upon Increase in Specified Amount" section on page 19 of the prospectus:

         A new No-Lapse Payment Period begins on the effective date of an increase in Specified Amount. You will be notified of the new No-Lapse Monthly Premium for this period.

          Delete the "After the Guaranteed Payment Period" section on page 20 of the prospectus and replace it with the following:

         After the Guaranteed Payment Period but during the No-Lapse Payment Period -- A grace period starts if on any Monthly Anniversary Day the Cash Surrender Value is less than he amount of the Monthly Deduction and the accumulated premiums paid as of the Monthly Anniversary Date are less than required to guarantee the Contract will not lapse during the No-Lapse Payment Period.

         After the No-Lapse Period -- A grace period starts if the Cash Surrender Value on a Monthly Anniversary Day will not cover the Monthly Deduction. You must pay a premium sufficient to provide a Cash Surrender Value equal to three Monthly Deductions during the grace period to keep the Contract is force.

          Add the following paragraph to the "Changes in Specified Amount" section on page 30 of the prospectus:

         In addition, a new No-Lapse Payment Period begins on the effective date of the increase and continues for fifteen years. We will recalculate the Contract's No-Lapse Monthly Premium to reflect the increase. If a No-Lapse Payment Period is in effect, the Contract's No-Lapse Monthly Premium will also generally be increased. See "No-Lapse Monthly Premium and No-Lapse Payment Period" above.

          Delete the "Special Transfer Right" shown on page 21 of the prospectus and replace it with the following:

         Right to Exchange -- The Right to Exchange provision allows you to exchange the Contract to one that provides benefits that don't vary based on the performance of the Funds. Once within the first 24 months following the Contract Date or within the first 24 months following the effective date of an increase to the Specified Amount, you may exercise a one-time Right to Exchange by requesting that this Contract be exchanged for any flexible premium fixed benefit policy we offer for exchange on the Contract Date.


5629                                      5-99a





PART II


                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                             RULE 484 UNDERTAKING

     The By-Laws of Kansas City Life  Insurance  Company  provide,  in part,  in
Article XII:

     1. The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the Company, by reason of the fact that he or she is or was a Director, Officer or employee of the Company, or is or was serving at the request of the Company as a Director, Officer or employee of another company, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

     2. The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the company to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer or employee of the company, or is or was serving at the request of the company as a director, officer or employee of another company, partnership, joint venture, trust or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the defense or settlement of the action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the company unless and only to the extent that the court in which the action or suit was brought determines upon application that, despite the adjudication of liability and in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

     Missouri law authorizes Missouri corporations to provide indemnification to directors, officers and other persons.

     Kansas City Life owns a directors and officers liability insurance policy covering liabilities that directors and officers of Kansas City Life and its subsidiaries and affiliates may incur in acting as directors and officers.

     Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


                   REPRESENTATIONS RELATING TO FEES AND CHARGES

Kansas City Life Insurance Company hereby represents that the fees and charges deducted under the contracts described in the post-effective amendment are, in the aggregrate, reasonable in relationship to the services rendered, the expenses expected to be incurred, and the risks assumed by Kansas City Life Insurance Company.
                      CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

     The facing sheet.
     The prospectus consisting of 77 pages. Undertaking to file reports.
     Rule 484 undertaking.
     Representations relating to fees and charges.
     The signatures.
     Written consents of the following persons:
      (a) C. John Malacarne, Esq.
      (b) Mark A. Milton, Vice President and Associate Actuary (c) Sutherland, Asbill & Brennan.
      (d) Independent Auditors.

     The following exhibits, corresponding to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:


1.A. (1) Resolutions of the Board of Directors of Kansas City Life Insurance Company establishing the Kansas City Life Variable Life Separate Account.1
     (2)  Not applicable.
     (3)  Distributing Contracts:
          (a) Distribution Agreement between Kansas City Life Insurance Company and Sunset Financial Services, Inc.2
          (b)       Not applicable.
          (c)       Schedule of Sales Commissions.2
     (4)  Not applicable.
     (5)  (a)       Specimen Contract Form.1
          (b)       Disability Continuance of Insurance Rider.2
          (c)       Accidental Death Rider.2
          (d)       Option to Increase Specified Amount Rider.2
          (e)       Spouse's Term Insurance Rider.2
          (f)       Children's Term Insurance Rider.2
          (g)       Other Insured Term Insurance Rider.2
          (h)       Extra Protection Rider.2
          (i)       Disability Premium Benefit Rider.2
          (j)       Temporary Life Insurance Agreement.2
          (k)       Limited Aviation Rider.2
          (l)       Unisex Contract Amendment.2
          (m)       Extended Maturity Rider.5
          (n)       Accelerated Death Benefit/Living Benefits Rider.6
     (6)  (a)       Articles of Incorporation of Bankers Life Association of
                    Kansas City.1
          (b)       Restated Articles of Incorporation of Kansas City Life
                    Insurance Company.1
          (c)       By-Laws of Kansas City Life Insurance Company.1
     (7)  Not applicable.
     (8)  (a)       Agreement between Kansas City Life Insurance Company, MFS
                    Variable Insurance Trust, and Massachusetts Financial
                    Services Company.1
          (b)       Agreement between Kansas City Life Insurance Company, TCI
                    Portfolios, Inc. and Investors Research Corporation.1
          (c)       Agreement between Kansas City Life Insurance Company,
                    Insurance Management Series, and Federated Securities Corp.1

          (d) Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc., and The Dreyfus Life and Annuity Index Fund, Inc.4

          (e) Agreement between Kansas City Life Insurance Company and J.P. Morgan Series Trust II.

          (f) Agreement between Kansas City Life Insurance Company and each of Calamos Insurance Trust, Calamos Asset Management, Inc. and Calamos Financial Services, Inc.

          (g) Agreement between Kansas City Life Insurance Company and each of Templeton Variable Products Series Fund and Franklin Templeton Distributors, Inc.

          (h) Amendment to Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund).

     (9)  Not Applicable.
     (10) Application Form.1
     (11) Memorandum describing issuance, transfer, and redemption procedures.

B.   Not applicable.

C.   Not applicable.

2. Opinion and consent of C. John Malacarne, Esq., as to the legality of the securities being registered.
3.   Not applicable.
4.   Not applicable.
5.   Not applicable.
6. Opinion and consent of Mark A. Milton, Vice President and Associate Actuary, as to actuarial matters pertaining to the securities being registered.
7.   (a)  Consent of Ernst & Young LLP.
     (b)  Consent of Sutherland, Asbill & Brennan.
     (c)  Consent of C. John Malacarne.  See Exhibit 2.

----------------------

1 Incorporated herein by reference to the Form S-6 Registration Statement (File No. 33-95354) for Kansas City Life Variable Life Separate Account filed on August 2, 1995.

2 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 33-89984) for Kansas City Life Variable Annuity Separate Account filed on August 25, 1995.

3 Incorporated herein by reference to Pre-Effective Amendment No. 1. to the Form S-6 Registration Statement (File No. 33-95354) for Kansas City Variable Life Separate Account filed on December 19, 1995.

4 Incorporated herein by reference to the Form S-6 Registration Statement (File No. 33-95354) filing for Kansas City Life Variable Life Separate Account filed on April 18, 1997.

5 Incorporate herein by reference to Post-Effective Amendment No. 3 of the S-6 Registration Statement (File No. 33-95354) filing for Kansas City Life Variable Life Separate Account filed on April 30, 1998.

6 Incorporated herein by reference to the Form S-6 Registation Statement (File No. 33-95354) filing for Kansas City Variable Life Separate Account filed on January 29, 1999.




SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Kansas City Life Variable Life Separate Account, certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment No. 5 to its Registration Statement and has duly caused this Post-Effective Amendment No. 5 to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Kansas City and the State of Missouri, on the 16th day of April, 1999

[SEAL]                                     Kansas City Life
                                           Variable Life Separate Account


                                           -----------------------------
                                           Registrant

                                           Kansas City Life Insurance Company

                                           -----------------------------
                                           Depositor


Attest /s/ C. John Malacarne               By: /s/ R. Philip Bixby
  C. John Malacarne                        R. Philip Bixby, President,CEO &
                                           Director


Pursuant to the requirements of the Securities Act of 1933, Post-Effective Amendment No. 5 to the Registraton Statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.

Signature                 Title                              Date


/s/ R. Philip Bixby       President, CEO and Director        April 16, 1999
R.  Philip Bixby



/s/ Richard L. Finn       Senior Vice President, Finance     April 16, 1999
Richard L. Finn           Director
                          (Principal Financial Officer)

/s/ John K. Koetting      Vice President and Controller      April 16, 1999
John K. Koetting          (Principal Accounting Officer)

/s/ J. R. Bixby           Chairman of the Board and          April 16, 1999
J.R.  Bixby               Director


/s/ W. E. Bixby           Vice Chairman of the Board         April 16, 1999
W. E. Bixby               and Director


/s/ W. E. Bixby III       Director                           April 16, 1999
W. E. Bixby III

                          Director                           April 16, 1999
Daryl D.  Jensen

/s/ Francis P. Lemery     Director                           April 16, 1999
Francis P.  Lemery

/s/ C. John Malacarne     Director                           April 16, 1999
C.  John Malacarne

/s/ Jack D. Hayes         Director                           April 16, 1999
Jack D.  Hayes

                          Director                           April 16, 1999
Webb R.  Gilmore

                          Director                           April 16, 1999
Warren J.  Hunzicker, M.D.


                          Director                           April 16, 1999
Michael J.  Ross

                          Director                           April 16, 1999
Elizabeth T. Solberg

                          Director                           April 16, 1999
E. Larry Winn, Jr.

                          Director                           April 16, 1999
Nancy Bixby Hudson



                              Exhibit Index List

1.A.(8)(e)  Agreement between Kansas City Life Insurance Company and
            J.P. Morgan Series Trust II.

1.A.(8)(f)  Agreement between Kansas City Life Insurance Company and each of Calamos Insurance Trust, Calamos Asset Management, Inc. and Calamos Financial Services, Inc.

1.A.(8)(g)  Agreement  between Kansas City Life Insurance Company and each of Templeton  Variable  Products Series Fund and
            Franklin  Templeton Distributors, Inc.

1.A.(8)(h)  Amendment to  Participation  Agreement  between  Kansas City
            Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund).

1.A.(11)    Memorandum describing issuance, transfer and redemption procedures
2.          Opinion and consent of C. John Malacarne as to the legality of the securities being registered
6.          Opinion and consent of Mark A. Milton, Vice President and Associate
            Actuary, as to actuarial matters pertaining to the securities being registered
7.(a)       Consent of Ernst & Young LLP
7.(b)       Consent of Sutherland, Asbill & Brennan
8.          Undertaking








FUND PARTICIPATION AGREEMENT


This Agreement is entered into as of the 1st day of May, 1999, between Kansas City Life Insurance Company ("Insurance Company"), a life insurance company organized under the laws of the State of Missouri, and J.P. Morgan Series Trust II ("Fund"), a business trust organized under the laws of Delaware, with respect to the Fund's portfolio or portfolios set forth on Schedule 1 hereto, as such Schedule may be revised from time to time (the "Series"; if there are more than one Series to which this Agreement applies, the provisions herein shall apply severally to each such Series).


                                       ARTICLE I         1.
                                       DEFINITIONS

1.1. "Act" shall mean the Investment Company Act of 1940, as amended.

1.2. "Board"   shall  mean  the  Board  of  Trustees  of  the  Fund  having  the responsibility for management and control of the Fund.

1.3. "Business Day" shall mean any day for which the Fund calculates net asset value per share as described in the Fund's Prospectus.

1.4. "Commission" shall mean the Securities and Exchange Commission.

1.5. "Contract" shall mean a variable annuity or variable life insurance contract that uses the Fund as an underlying investment medium. Individuals who participate under a group Contract are "Participants".

1.6. "Contractholder" shall mean any entity that is a party to a Contract with a Participating Company.

1.7. "Disinterested Board Members" shall mean those members of the Board that are not deemed to be "interested persons" of the Fund, as defined by the Act.

1.8. "Participating Companies" shall mean any insurance company (including Insurance Company), which offers variable annuity and/or variable life insurance contracts to the public and which has entered into an agreement with the Fund for the purpose of making Fund shares available to serve as the underlying investment medium for the aforesaid Contracts.

1.9. "Plans" shall mean qualified pension and retirement benefit plans.

1.10."Prospectus" shall mean the Fund's current prospectus and statement of additional information, as most recently filed with the Commission, with respect to the Series.

1.11."Separate  Accounts" shall mean Kansas City Life Variable  Annuity Separate
     Account and Kansas City Life Variable Life Separate Account, separate accounts established by Insurance Company in accordance with the laws of the State of Missouri.

1.12."Software Program" shall mean the software program used by the Fund for providing Fund and account balance information including net asset value per share.

1.13."Insurance Company's General Account(s)" shall mean the general account(s) of Insurance Company and its affiliates which invest in the Fund.


                                       ARTICLE II        2.
                                       REPRESENTATIONS

2.1 Insurance Company represents and warrants that (a) it is an insurance company duly organized and in good standing under applicable law; (b) it has legally and validly established the Separate Accounts pursuant to the Missouri Insurance Code for the purpose of offering to the public certain individual variable annuity and variable life contracts; (c) it has registered the Separate Accounts as unit investment trusts under the Act to serve as the segregated investment accounts for the Contracts; (d) each Separate Account is eligible to invest in shares of the Fund without such investment disqualifying the Fund as an investment medium for insurance company separate accounts supporting variable annuity contracts or variable life insurance contracts; and (e) each Separate Account shall comply with all applicable legal requirements.

2.2 Insurance Company represents and warrants that (a) the Contracts will be described in a registration statement filed under the Securities Act of 1933, as amended ("1933 Act"); (b) the Contracts will be issued and sold in compliance in all material respects with all applicable federal and state laws; and (c) the sale of the Contracts shall comply in all material respects with state insurance law requirements. Insurance Company agrees to inform the Fund promptly of any investment restrictions imposed by state insurance law and applicable to the Fund.

2.3 Insurance Company represents and warrants that the income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the applicable Contracts, to be credited to or charged against such Separate Account without regard to other income, gains or losses from assets allocated to any other accounts of Insurance Company. Insurance Company represents and warrants that the assets of the Separate Account are and will be kept separate from Insurance Company's General Account and any other separate accounts Insurance Company may have, and will not be charged with liabilities from any business that Insurance Company may conduct or the liabilities of any companies affiliated with Insurance Company.

2.4 Fund represents and warrants that the Fund is registered with the Commission under the Act as an open-end management investment company and possesses, and shall maintain, all legal and regulatory licenses, approvals, consents and/or exemptions required for the Fund to operate and offer its shares as an underlying investment medium for Participating Companies. The Fund has established five portfolios and may in the future establish other portfolios. Fund represents that its investment policies, fees, operations and expenses are, and at all times will be, in compliance with applicable federal and state securities laws.

2.5 Fund represents and warrants that it is currently qualified as a Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and that it will make every effort to maintain such qualification (under Subchapter M or any successor or similar provision) and that it will notify Insurance Company immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future.

2.6 Insurance Company represents and agrees that the Contracts are currently, and at the time of issuance will be, treated as life insurance policies or annuity contracts, whichever is appropriate, under applicable provisions of the Code, and that it will make every effort to maintain such treatment and that it will notify the Fund and its investment adviser immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future. Insurance Company agrees that any prospectus offering a Contract that is a "modified endowment contract," as that term is defined in Section 7702A of the Code, will identify such Contract as a modified endowment contract (or policy).

2.7 Fund agrees that the Fund's assets shall be managed and invested in a manner that complies with the requirements of Section 817(h) of the Code, as interpreted from time to time by regulations, revenue rulings, revenue procedures, notices and other published announcements of the Internal Revenue Service. Fund will notify Insurance Company immediately upon having a reasonable basis to believe that any portfolio has ceased to comply with this Section or might not so comply, and in that event will take all reasonable steps to achieve compliance within the grace period afforded by Reg. 1.817-5.

2.8 Insurance Company agrees that the Fund shall be permitted (subject to the other terms of this Agreement) to make Series' shares available to other Participating Companies and contractholders and to Plans.

2.9 Fund represents and warrants that any of its trustees, officers, employees, investment advisers, and other individuals/entities who deal with the money and/or securities of the Fund are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount not less than that required by Rule 17g-1 under the Act. The aforesaid Bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

2.10 Insurance Company represents and warrants that all of its employees and agents who deal with the money and/or securities of the Fund are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage in an amount not less than the coverage required to be maintained by the Fund. The aforesaid Bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

2.11 Insurance Company agrees that the Fund's investment adviser shall be deemed a third party beneficiary under this Agreement and may enforce any and all rights conferred by virtue of this Agreement.

                                       ARTICLE III       3.
                                       FUND SHARES


3.1 The Contracts funded through the Separate Accounts will provide for the investment of certain amounts in the Series' shares

3.2 Fund agrees to make the shares of its Series available for purchase at the then applicable net asset value per share by Insurance Company and the Separate Account on each Business Day pursuant to rules of the Commission. Notwithstanding the foregoing, the Fund may refuse to sell the shares of any Series to any person, or suspend or terminate the offering of the shares of any Series if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board, acting in good faith and in light of its fiduciary duties under federal and any applicable state laws, necessary and in the best interests of the shareholders of such Series.

3.3 Fund agrees that shares of the Fund will be sold only to Participating Companies and their separate accounts and to the general accounts of those Participating Companies and their affiliates and to Plans. No shares of any Series will be sold to the general public.

3.4 Fund shall use its best efforts to provide closing net asset value, dividend and capital gain information for each Series available on a per-share and Series basis to Insurance Company by 7:00 p.m. Eastern Time on each Business Day. Any material errors in the calculation of net asset value, dividend and capital gain information shall be reported immediately upon discovery to Insurance Company. Non-material errors will be corrected in the next Business Day's net asset value per share for the Series in question.

3.5 At the end of each Business Day, Insurance Company will use the information described in Sections 3.2 and 3.4 to calculate the Separate Account unit values for the day. Using this unit value, Insurance Company will process the day's Separate Account transactions received by it by the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m. Eastern time) to determine the net dollar amount of Series shares which will be purchased or redeemed at that day's closing net asset value per share for such Series. The net purchase or redemption orders will be transmitted to the Fund by Insurance Company by 10:00 a.m. Eastern Time on the Business Day next following Insurance Company's receipt of that information. Subject to Sections 3.6 and 3.8, all purchase and redemption orders for Insurance Company's General Accounts shall be effected at the net asset value per share of the relevant Series next calculated after receipt of the order by the Fund or its Transfer Agent.

3.6 Fund appoints Insurance Company as its agent for the limited purpose of accepting orders for the purchase and redemption of shares of each Series for the Separate Account. Fund will execute orders for any Series at the applicable net asset value per share determined as of the close of trading on the day of receipt of such orders by Insurance Company acting as agent ("effective trade date"), provided that the Fund receives notice of such orders by 10:00 a.m. Eastern Time on the next following Business Day and, if such orders request the purchase of Series shares, the conditions specified in Section 3.8, as applicable, are satisfied. A redemption or purchase request for any Series that does not satisfy the conditions specified above and in Section 3.8, as applicable, will be effected at the net asset value computed for such Series on the Business Day immediately preceding the next following Business Day upon which such conditions have been satisfied.

3.7 Insurance Company will make its best efforts to notify Fund in advance of any unusually large purchase or redemption orders.

3.8 If Insurance Company's order requests the purchase of Series shares, Insurance Company will pay for such purchases by wiring Federal Funds to Fund or its designated custodial account on the day the order is transmitted. Insurance Company shall transmit to the Fund payment in Federal Funds before the close of the Federal Reserve wire system on the Business Day the Fund receives the notice of the order pursuant to Section
     3.5. Fund will execute such orders at the applicable net asset value per share determined as of the close of trading on the effective trade date if Fund receives payment in Federal Funds before the close of the Federal Reserve wire system on the Business Day the Fund receives the notice of the order pursuant to Section 3.5. If payment in Federal Funds for any purchase is not received on such Business Day, Insurance Company shall promptly upon the Fund's request, reimburse the Fund for any charges, costs, fees, interest or other expenses incurred by the Fund in connection with any advances to, or borrowings or overdrafts by, the Fund, or any similar expenses incurred by the Fund, as a result of portfolio transactions effected by the Fund based upon such purchase request.

     If Insurance Company's order requests the redemption of Series shares, Fund will pay the redemption proceeds by wiring Federal Funds to Insurance Company's designated account on the day the order is transmitted. Fund shall transmit to Insurance Company payment in Federal Funds before the close of the Federal Reserve wire system on the Business Day the Fund receives the notice of the order pursuant to Section 3.5. If Insurance Company's order requests the redemption of Series shares valued at or greater than $1 million dollars, the Fund may wire such amount to Insurance Company within seven days of the order.

3.9 Fund has the obligation to ensure that Series shares are registered with applicable federal agencies at all times.

3.10 Fund will confirm each purchase or redemption order made by Insurance Company. Transfer of Series shares will be by book entry only. No share certificates will be issued to Insurance Company. Insurance Company will record shares ordered from Fund in an appropriate title for the corresponding account.

3.11 Fund shall credit Insurance Company with the appropriate number of shares.

3.12 On each ex-dividend date of the Fund or, if not a Business Day, on the first Business Day thereafter, Fund shall communicate to Insurance Company the amount of dividend and capital gain, if any, per share of each Series. All dividends and capital gains of any Series shall be automatically reinvested in additional shares of the relevant Series at the applicable net asset value per share of such Series on the payable date. Fund shall, on the day after the payable date or, if not a Business Day, on the first Business Day thereafter, notify Insurance Company of the number of shares so issued. Insurance Company reserves the right to revoke this election and to receive payments in cash.


                                       ARTICLE IV        4.
                                       STATEMENTS AND REPORTS

4.1 Fund shall provide monthly statements of account as of the end of each month for all of Insurance Company's accounts by the fifteenth (15th) Business Day of the following month.

4.2 Fund shall distribute to Insurance Company copies of the Fund's Prospectuses (in hard copy, camera ready form or on diskette, as specified by Insurance Company), proxy materials, notices, periodic reports and other printed materials (which the Fund customarily provides to its shareholders) for the Series in quantities as Insurance Company may reasonably request for distribution to each Contractholder and Participant.

4.3 Fund will provide to Insurance Company at least one complete copy of all registration statements, Prospectuses, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Fund or its shares, contemporaneously with the filing of such document with the Commission or other regulatory authorities.

4.4 Insurance Company will provide to the Fund at least one copy of all registration statements, Prospectuses, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Contracts or the Separate Account, contemporaneously with the filing of such document with the Commission.


                                       ARTICLE V         5.
                                       EXPENSES

5.1 The charge to the Fund for all expenses and costs of the Series, including but not limited to management fees, administrative expenses and legal and regulatory costs, will be made in the determination of the relevant Series' daily net asset value per share so as to accumulate to an annual charge at the rate set forth in the Fund's Prospectus. Excluded from the expense limitation described herein shall be brokerage commissions and transaction fees and extraordinary expenses.

5.2 Except as provided in this Article V and, in particular in the next sentence, Insurance Company shall not be required to pay directly any expenses of the Fund or expenses relating to the distribution of its shares. Insurance Company shall pay the following expenses or costs:

          a. Such amount of the production expenses of any Fund materials, including the cost of printing the Fund's Prospectus, or marketing materials for prospective Insurance Company Contractholders and Participants as the Fund's investment adviser and Insurance Company shall agree from time to time.

          b.   Distribution   expenses  of  any  Fund   materials  or  marketing
               materials for prospective Insurance Company Contractholders and Participants.

          c. Distribution expenses of Fund materials or marketing materials for Insurance Company Contractholders and Participants.

         Except as provided herein, all other Fund expenses shall not be borne by Insurance Company.


                                       ARTICLE VI
                                       EXEMPTIVE RELIEF


6.1 Insurance Company has reviewed a copy of the order dated December 1996 of the Securities and Exchange Commission under Section 6(c) of the Act and, in particular, has reviewed the conditions to the relief set forth in the related Notice. As set forth therein, Insurance Company agrees to report any potential or existing conflicts promptly to the Board, and in particular whenever contract voting instructions are disregarded, and recognizes that it will be responsible for assisting the Board in carrying out its responsibilities under such application. Insurance Company agrees to carry out such responsibilities with a view to the interests of existing Contractholders.

6.2 If a majority of the Board, or a majority of Disinterested Board Members, determines that a material irreconcilable conflict exists with regard to Contractholder investments in the Fund, the Board shall give prompt notice to all Participating Companies. If the Board determines that Insurance Company is responsible for causing or creating said conflict, Insurance Company shall at its sole cost and expense, and to the extent reasonably practicable (as determined by a majority of the Disinterested Board Members), take such action as is necessary to remedy or eliminate the irreconcilable material conflict.
         Such necessary action may include, but shall not be limited to:

         a. Withdrawing the assets allocable to the Separate Account from the Series and reinvesting such assets in a different investment medium, or submitting the question of whether such segregation should be implemented to a vote or all affected Contractholders; and/or

         b.     Establishing a new registered management investment company.

6.3 If a material irreconcilable conflict arises as a result of a decision by Insurance Company to disregard Contractholder voting instructions and said decision represents a minority position or would preclude a majority vote by all Contractholders having an interest in the Fund, Insurance Company may be required, at the Board's election, to withdraw the Separate Account's investment in the Fund within 6 months after notice by the Fund, during which time Fund shall continue to accept and implement orders by the Company for purchases and redemptions.

6.4 For the purpose of this Article, a majority of the Disinterested Board Members shall determine whether or not any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Fund be required to bear the expense of establishing a new funding medium for any Contract. Insurance Company shall not be required by this Article to establish a new funding medium for any Contract if an offer to do so has been declined by vote of a majority of the Contractholders materially adversely affected by the irreconcilable material conflict.

6.5 No action by Insurance Company taken or omitted, and no action by the Separate Account or the Fund taken or omitted as a result of any act or failure to act by Insurance Company pursuant to this Article VI shall relieve Insurance Company of its obligations under, or otherwise affect the operation of, Article V.


                                       ARTICLE VII       7.
                                       VOTING OF FUND SHARES


7.1      Fund  shall  provide  Insurance  Company  with  copies  at no  cost  to
         Insurance Company, of the Fund's proxy material, reports to shareholders and other communications to shareholders in such quantity as Insurance Company shall reasonably require for distributing to Contractholders or Participants.

         Insurance Company shall:

(a) solicit voting instructions from Contractholders or Participants on a timely basis and in accordance with applicable law;

(b) vote the Series shares in accordance with instructions received from Contractholders or Participants; and

(c) vote Series shares for which no instructions have been received in the same proportion as Series shares for which instructions have been received.

     Insurance Company agrees at all times to votes its General Account shares in the same proportion as Series shares for which instructions have been received from Contractholders or Participants so long as and to the extent that the SEC interprets the 1940 Act to require pass-through voting privileges to variable contract owners. Insurance Company further agrees to be responsible for assuring that voting Series shares for the Separate Account is conducted in a manner consistent with other Participating Companies.

7.2 Insurance Company agrees that it shall not, without the prior written consent of the Fund and its investment adviser, solicit, induce or encourage Contractholders to (a) change or supplement the Fund's current investment adviser or (b) change, modify, substitute, add to or delete the Fund from the current investment media for the Contracts.


                                       ARTICLE VIII      8.
                                       MARKETING AND REPRESENTATIONS


8.1      The  Fund  or its  underwriter  shall  periodically  furnish  Insurance
         Company with the following documents, in quantities as Insurance Company may reasonably request:

          a.   Current Prospectus and any supplements thereto;

          b.   other marketing materials.

         Expenses for the production of such documents shall be borne by Insurance Company in accordance with Section 5.2 of this Agreement.

8.2 Insurance Company shall designate certain persons or entities which shall have the requisite licenses to solicit applications for the sale of Contracts. No representation is made as to the number or amount of Contracts that are to be sold by Insurance Company. Insurance Company shall comply with all applicable federal and state laws in connection with the marketing and sale of its contracts.

8.3 Insurance Company shall furnish, or shall cause to be furnished, to the Fund, each piece of sales literature or other promotional material in which the Fund, its investment adviser or an affiliate of the investment adviser is named, at least ten Business Days prior to its use. No such material shall be used if the Fund objects to its use within ten Business Days after receipt of such material.

8.4 Insurance Company shall not give any information or make any representations or statements on behalf of the Fund or concerning the Fund or any Series in connection with the sale of the Contracts other than the information or representations contained in the registration statement or Prospectus, as may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved by the Fund.

8.5 Fund shall furnish, or shall cause to be furnished, to Insurance Company, each piece of the Fund's sales literature or other promotional material in which Insurance Company or the Separate Account is named, at least ten Business Days prior to its use. No such material shall be used if the Insurance Company objects to its use within ten Business Days after receipt of such material.

8.6 Fund shall not, in connection with the sale of Series shares, give any information or make any representations on behalf of Insurance Company or concerning Insurance Company, the Separate Account, or the Contracts other than the information or representations contained in a registration statement or prospectus for the Contracts, as may be amended or supplemented from time to time, or in published reports for the Separate Account which are in the public domain or approved by Insurance Company for distribution to Contractholders or Participants, or in sales literature or other promotional material approved by Insurance Company.

8.7 For purposes of this Agreement, the phrase "sales literature or other promotional material" or words of similar import include, without limitation, advertisements (such as material published, or designed for use, in a newspaper, magazine or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures or other public media), sales literature (such as any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, or reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, registration statements, prospectuses, statements of additional information, shareholder reports and proxy materials, and any other material constituting sales literature or advertising under National Association of Securities Dealers, Inc. rules, the Act or the 1933 Act.




                                       ARTICLE IX        9.
                                       INDEMNIFICATION


9.1 Insurance Company agrees to indemnify and hold harmless the Fund, its investment adviser, any sub-investment adviser of a Series, and their affiliates, and each of their directors, trustees, officers, employees, and each person, if any, who controls or is associated with any of the foregoing entities or persons within the meaning of the 1933 Act (collectively, the "Indemnified Parties" for purposes of Section 9.1), against any and all losses, claims, damages or liabilities joint or several (including any investigative, legal and other expenses reasonably incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted) for which the Indemnified Parties may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect to thereof) (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in information furnished by Insurance Company for use in the registration statement or Prospectus or sales literature or advertisements of the Fund or with respect to the Separate Account or Contracts, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading;
         (ii) arise out of or as a result of conduct, statements or representations (other than statements or representations contained in the Prospectus and sales literature or advertisements of the Fund or sales literature approved by the Fund) of Insurance Company or its agents, with respect to the sale and distribution of Contracts for which Series shares are an underlying investment; (iii) arise out of the wrongful conduct of Insurance Company or persons under its control with respect to the sale or distribution of the Contracts or Series shares; (iv) arise out of Insurance Company's incorrect calculation and/or untimely reporting of net purchase or redemption orders; or (v) arise out of any breach by Insurance Company of a material term of this Agreement or as a result of any failure by Insurance Company to provide the services and furnish the materials or to make any payments provided for in this Agreement. Insurance Company will reimburse any Indemnified Party in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that with respect to clauses (i) and (ii) above Insurance Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission or alleged omission made in such registration statement, prospectus, sales literature, or advertisement in conformity with written information furnished to Insurance Company by the Fund specifically for use therein; and provided, further, that Insurance Company shall not be liable for special, consequential or incidental damages. This indemnity agreement will be in addition to any liability which Insurance Company may otherwise have.

9.2 The Fund agrees to indemnify and hold harmless Insurance Company and each of its directors, officers, employees, Insurance Company's
         subsidiary   broker-dealer  and  each  person,  if  any,  who  controls
         Insurance Company within the meaning of the 1933 Act against any losses, claims, damages or liabilities to which Insurance Company or any such director, officer, employee, agent or controlling person may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof)
         (1) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or Prospectus or sales literature or advertisements of the Fund; (2) arise out of or are based upon the omission to state in the registration statement or Prospectus or sales literature or advertisements of the Fund any material fact required to be stated therein or necessary to make the statements therein not misleading; or
         (3) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or Prospectus or sales literature or advertisements with respect to the Separate Account or the Contracts and such statements were based on information provided to Insurance Company by the Fund; or
         (4) arise out of any breach by Fund of a material term of this Agreement (including without limitation the obligation to diversify pursuant to Section 2.7) or as a result of any failure by Fund to provide the services and furnish the materials or to make any payments provided for in this Agreement; and the Fund will reimburse any legal or other expenses reasonably incurred by Insurance Company or any such director, officer, employee, agent or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Fund will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or omission or alleged omission made in such Registration Statement, Prospectus, sales literature or advertisements in conformity with written information furnished to the Fund by Insurance Company specifically for use therein; and provided, further, that the Fund shall not be liable for special, consequential or incidental damages. This indemnity agreement will be in addition to any liability which the Fund may otherwise have.

9.3 The Fund shall indemnify and hold Insurance Company harmless against any and all liability, loss, damages, costs or expenses which Insurance Company may incur, suffer or be required to pay due to the Fund's (1) incorrect calculation of the daily net asset value, dividend rate or capital gain distribution rate of a Series; (2) incorrect reporting of the daily net asset value, dividend rate or capital gain distribution rate; and (3) untimely reporting of the net asset value, dividend rate or capital gain distribution rate; provided that the Fund shall have no obligation to indemnify and hold harmless Insurance Company if the incorrect calculation or incorrect or untimely reporting was the result of incorrect information furnished by Insurance Company or information furnished untimely by Insurance Company or otherwise as a result of or relating to a breach of this Agreement by Insurance Company; and provided, further, that the Fund shall not be liable for special, consequential or incidental damages.

9.4 Promptly after receipt by an indemnified party under this Article of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Article, notify the indemnifying party of the commencement thereof. The omission to so notify the indemnifying party will not relieve the indemnifying party from any liability under this
         Article IX, except to the extent that the omission results in a failure of actual notice to the indemnifying party and such indemnifying party is damaged solely as a result of the failure to give such notice. In case any such action is brought against any indemnified party, and it notified the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and to the extent that the indemnifying party has given notice to such effect to the indemnified party and is performing its obligations under this Article, the indemnifying party shall not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, other than reasonable costs of investigation. Notwithstanding the foregoing, in any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent.

         A successor by law of the parties to this Agreement shall be entitled to the benefits of the indemnification contained in this Article IX.

9.5 Insurance Company shall indemnify and hold the Fund, its investment adviser and any sub-investment adviser of a Series harmless against any tax liability incurred by the Fund under Section 851 of the Code arising from purchases or redemptions by Insurance Company's General Accounts or the account of its affiliates but only if the Fund provides prior notice to Insurance Company that any such purchase or redemption might cause the Fund to incur tax liability under Section 851.


                                       ARTICLE X         10.
                                       COMMENCEMENT AND TERMINATION


10.1 This Agreement shall be effective as of the date hereof and shall continue in force until terminated in accordance with the provisions herein.

10.2 This Agreement shall terminate without penalty as to one or more Series at the option of the terminating party:

     a. At the option of Insurance Company or the Fund at any time from the date hereof upon 180 days' notice, unless a shorter time is agreed to by the parties; b. At the option of Insurance Company, if shares of any Series are not reasonably available to meet the requirements of the Contracts as determined by Insurance Company. Prompt notice of election to terminate shall be furnished by Insurance Company, said termination to be effective ten days after receipt of notice unless the Fund makes available a sufficient number of shares to meet the requirements of the Contracts within said ten-day period;

     c. At the option of Insurance Company, upon the institution of formal proceedings against the Fund by the Commission, National Association of Securities Dealers or any other regulatory body, the expected or anticipated ruling, judgment or outcome of which would, in Insurance Company's reasonable judgment, materially impair the Fund's ability to meet and perform the Fund's obligations and duties hereunder. Prompt notice of election to terminate shall be furnished by Insurance Company with said termination to be effective upon receipt of notice;

     d. At the option of the Fund, upon the institution of formal proceedings against Insurance Company by the Commission, National Association of Securities Dealers or any other regulatory body, the expected or anticipated ruling, judgment or outcome of which would, in the Fund's reasonable judgment, materially impair Insurance Company's ability to meet and perform Insurance Company's obligations and duties hereunder. Prompt notice of election to terminate shall be furnished by the Fund with said termination to be effective upon receipt of notice;

     e. At the option of the Fund, if the Fund shall determine, in its sole judgment reasonably exercised in good faith, that Insurance Company has suffered a material adverse change in its business or financial condition or is the subject of material adverse publicity and such material adverse change or material adverse publicity is likely to have a material adverse impact upon the business and operation of the Fund or its investment adviser, the Fund shall notify Insurance Company in writing of such determination and its intent to terminate this Agreement, and after considering the actions taken by Insurance Company and any other changes in circumstances since the giving of such notice, such determination of the Fund shall continue to apply on the sixtieth (60th) day following the giving of such notice, which sixtieth day shall be the effective date of termination;

     f. Upon termination of the Investment Advisory Agreement between the Fund and its investment adviser or its successors unless Insurance Company specifically approves the selection of a new Fund investment adviser after having been given a reasonable opportunity to do so. The Fund shall promptly furnish notice of such termination to Insurance Company;

     g. In the event the Fund's shares are not registered, issued or sold in accordance with applicable federal law, or such law precludes the use of such shares as the underlying investment medium of Contracts issued or to be issued by Insurance Company. Termination shall be effective immediately upon such occurrence without notice;

     h. At the option of the Fund upon a determination by the Board in good faith that it is no longer advisable and in the best interests of shareholders for the Fund to continue to operate pursuant to this Agreement. Termination pursuant to this Subsection (h) shall be effective upon notice by the Fund to Insurance Company of such termination;

     i. At the option of the Fund if the Contracts cease to qualify as annuity contracts or life insurance policies, as applicable, under the Code, or if the Fund reasonably believes that the Contracts may fail to so qualify;

     j. At the option of either party to this Agreement, upon the other party's failure to cure a breach of any material provision within 30 days after written notice thereof. However, the right to cure a material breach shall not apply with respect to a second breach of the same type occurring within any six-month period after notice of the first breach;

     k. At the option of the Fund, if the Contracts are not registered, issued or sold in accordance with applicable federal and/or state law;

     l. Upon assignment of this Agreement, unless made with the written consent of the non-assigning party;

     m. At the option of Insurance Company, if Insurance Company shall determine, in its sole judgment reasonably exercised in good faith, that the Fund has suffered a material adverse change in its business or financial condition or is the subject of material adverse publicity and such material adverse change or material adverse publicity is likely to have a material adverse impact upon the business and operation of Insurance Company, Insurance Company shall notify the Fund in writing of such determination and its intent to terminate this Agreement, and after considering the actions taken by the Fund and any other changes in circumstances since the giving of such notice, such determination of Insurance Company shall continue to apply on the sixtieth (60th) day following the giving of such notice, which sixtieth day shall be the effective date of termination; or

     n. In the event that the Fund fails to qualify as a regulated investment company under Subchapter M of the Code or fails to comply with the requirements of Section 817(h) of the Code.


         Any such termination pursuant to Section 10.2a, 10.2d, 10.2e, 10.2f or 10.2k herein shall not affect the operation of Article V of this Agreement. Any termination of this Agreement shall not affect the operation of Article IX of this Agreement.

10.3     Notwithstanding  any termination of this Agreement  pursuant to Section
         10.2 hereof, the Fund and its investment adviser shall, at the option of Insurance Company , continue to make available additional Series shares as provided in this Section 10.3 and pursuant to the terms of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"). Under such circumstances, either the owners of the Existing Contracts or Insurance Company, whichever shall have legal authority to do so, shall be permitted to reallocate investments in the Series, redeem investments in the Fund and/or invest in the Fund upon the making of additional purchase payments under the Existing Contracts. If Series shares continue to be made available pursuant to this Section 10.3, the provisions of this Agreement shall remain in effect and thereafter either the Fund or Insurance Company may terminate the Agreement, as so continued, upon prior written notice to the other party, such notice to be for a period that is reasonable under the circumstances but, if given by the Fund, need not be the longer of (i) six months, ot (ii) the period needed by the Insurance Company, making a good faith effort, to obtain any necessary approval(s) from the Commission or any state regulatory authority.



                                       ARTICLE XI        11.
                                       AMENDMENTS

11.1 Any other changes in the terms of this Agreement shall be made by agreement in writing between Insurance Company and Fund.



                                       ARTICLE XII       12.
                                       NOTICE

12.1 Each notice required by this Agreement shall be given by certified mail, return receipt requested, to the appropriate parties at the following addresses:

                                       Insurance Company:

                                       Kansas City Life Insurance Company
                                       3520 Broadway
                                       Kansas City, MO   64111
                                       Attn: C. John Malacarne, General Counsel


                                       Fund:

                                       J.P. Morgan Series Trust II
                                       c/o  Morgan Guaranty Trust Company
                                       522 Fifth Avenue
                                       New York, New York  10036
                                       Attention:  Kathleen H. Tripp



         Notice shall be deemed to be given on the date of receipt by the addresses as evidenced by the return receipt.


                                       ARTICLE XIII      13.
                                       MISCELLANEOUS

13.1 This Agreement has been executed on behalf of the Fund by the undersigned officer of the Fund in his capacity as an officer of the Fund. The obligations of this Agreement shall only be binding upon the assets and property of the Fund and shall not be binding upon any Trustee, officer or shareholder of the Fund individually.

13.2 Each party shall cooperate with the other with respect to inquiries and investigations made by governmental regulatory authorities, including but not limited to the Commission, the NASD and state securities and insurance departments, and shall keep the other party informed as to the progress and results of inquiries and investigations which relate to the Series, this Agreement or the transactions contemplated by this Agreement.

13.3 The Fund will treat as confidential the names and addresses of Contract owners. The parties shall treat as confidential all other information reasonably designated as such by the other party, subject to the requirements of legal process and the authority of governmental agencies to require disclosure of such information.

13.4 The provisions of this Agreement are severable. If any provision is held invalid by a court, statute, rule or otherwise, the remaining provisions of the Agreement shall continue in force.

13.5 This Agreement has been executed on behalf of each party by officers in their capacities as such. The obligations of this Agreement shall not be individually binding on any shareholder, trustee, director, officer or employee of either party.


                                       ARTICLE XIV       14.
                                       LAW

14.1 This Agreement shall be construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be duly executed and attested as of the date first above written.

                                       KANSAS CITY LIFE INSURANCE COMPANY



                                       By:/s/Dick Finn

                                       Its:SVP


                                       J.P.MORGAN SERIES TRUST II




                                       By: /s/Stephanie Pierce

                                       Its: Vice President

                                                     SCHEDULE 1


Name of Series


J.P. Morgan Equity Portfolio

J.P. Morgan Small Company Portfolio






                             PARTICIPATION AGREEMENT

                                      AMONG

                           CALAMOS(R) INSURANCE TRUST
                        CALAMOS(R) ASSET MANAGEMENT, INC.
                       CALAMOS(R) FINANCIAL SERVICES, INC.

                                       and

                       KANSAS CITY LIFE INSURANCE COMPANY


THIS AGREEMENT, made and entered into as of this 1st day of May 1999 by and among Kansas City Life Insurance Company (hereinafter, the "Company"), a Missouri insurance company, on its own behalf and on behalf of each separate account of the Company set forth on Schedule A hereto as may be amended from time to time (each account hereinafter referred to as an "Account" and collectively as the "Accounts"), Calamos Insurance Trust, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter the "Fund"), Calamos Asset Management, Inc. (hereinafter the "Adviser"), an Illinois corporation, and Calamos Financial Services, Inc. (hereinafter the "Underwriter"), an Illinois corporation.

WHEREAS, the Fund engages in business as an open-end management investment company and is available to act as (i) the investment vehicle for separate accounts established for variable life insurance and variable annuity contracts (hereinafter the "Variable Insurance Products") offered by insurance companies that have entered into participation agreements with the Fund (hereinafter
"Participating Insurance Companies"); and (ii) the investment vehicle for certain pension plans and retirement arrangements and accounts ("Retirement Plans"); and

WHEREAS, the beneficial interest in the Fund may be divided into several series of shares, each designated a "Portfolio" and representing the interest in a particular managed portfolio of securities and other assets any one or more of which may be made available for Variable Insurance Products of Participating Insurance Companies; and

WHEREAS, the Fund will seek to obtain an order from the Securities and Exchange Commission ("SEC") granting Participating Insurance Companies and variable annuity and variable life insurance separate accounts exemptions from the provisions of Sections 9(a), 13(a), 15(a), and 15(b) of the Investment Company Act of 1940, as amended, (hereinafter the "1940 Act") and Rules 6e-2(b)(l5) and 6e-3(T)(b)(15) thereunder, if and to the extent necessary to permit shares of the Fund to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies and Retirement Plans (hereinafter the "Shared Funding Exemption Order"); and

WHEREAS, the Fund is registered as an open-end management investment company under the 1940 Act and issues shares of beneficial interest registered under the Securities Act of 1933, as amended (hereinafter the "1933 Act") pursuant to a registration statement initially filed with the Securities and Exchange Commission on February 17, 1999 and effective on April 30, 1999; and

WHEREAS, the Adviser is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended and any applicable state securities laws; and

WHEREAS,  the Adviser acts as  investment  Adviser to the Portfolio of the Fund;
and

WHEREAS, the Company has registered or will register certain variable life insurance and variable annuity contracts supported wholly or partially by the Accounts (the "Contracts") under the 1933 Act, and said Contracts are listed in Schedule A hereto, as it may be amended from time to time by mutual written agreement; and

WHEREAS, each Account is duly established and maintained as a validly segregated separate account, established by resolution of the Board of Directors of the Company, on the date shown for such Account on Schedule A hereto, to set aside and invest assets attributable to the aforesaid Contracts; and

WHEREAS, the Company has registered or will register each Account as a unit investment trust under the 1940 Act; and

WHEREAS, the Underwriter is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as amended ("1934 Act"), and is a member in good standing of the National Association of Securities Dealers, Inc. ("NASD"); and

WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company, on behalf of the Accounts intends to purchase and the Fund intends to offer shares of the Portfolios listed in Schedule A hereto, as it may be amended from time to time by mutual written agreement ("Designated Portfolios"), to fund the aforesaid Contracts, and the Underwriter is authorized to sell such shares to unit investment trusts such as the Accounts at net asset value; and

WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company also intends to purchase shares in other open-end investment companies or series thereof not affiliated with the Fund ("Unaffiliated Funds") on behalf of the Accounts to fund the Contracts.

NOW, THEREFORE, in consideration of their mutual promises, the Company, the Fund, the Adviser and the Underwriter agree as follows:

                                    ARTICLE I
                               Sale of Fund Shares

1.1 The Underwriter agrees to sell to the Company those shares of the Designated Portfolios that the Accounts order, executing such orders on a daily basis at the net asset value next computed after receipt by the Fund or its designee of the order for the shares of the Designated Portfolios.

1.2 The Fund agrees to make shares of each Designated Portfolio available for purchase at the applicable net asset value per share by the Company on behalf of the Accounts on those days on which the Fund calculates such Designated Portfolio's net asset value pursuant to rules of the SEC, and the Fund shall use reasonable efforts to calculate such net asset value on the days and at the times described in the Fund's prospectus (as of the close of the New York Stock Exchange on each day when the New York Stock Exchange is open for trading). Notwithstanding the foregoing, the Board of Trustees of the Fund ("Board") may refuse to sell shares of any Designated Portfolio to any person, or suspend or terminate the offering of shares of any Designated Portfolio if such action is required by law or by regulatory authorities having jurisdiction, or is, in the sole discretion of the Board acting in good faith and in light of its fiduciary duties under federal and any applicable state laws, necessary in the best interest of the shareholders of such Designated Portfolio.

1.3 The Fund and the Underwriter agree that shares of the Fund will be sold only to Participating Insurance Companies or their separate accounts, or to certain Retirement Plans. No shares of any Designated Portfolios will be sold to the general public. The Fund and the Underwriter will not sell shares of any Designated Portfolio to any insurance company or separate account unless an agreement containing provisions substantially the same as Sections 2.1, 3.4, 3.5 and 3.6 and Article VII of this Agreement is in effect to govern such sales. In addition, the Fund and the Underwriter agree that shares of the Fund will be sold only to the Company, on behalf of the Accounts, and not to any other insurance company or separate account or Retirement Plans until such time as the Fund has obtained the Shared Funding Exemption Order.

1.4 The Fund agrees to redeem, on the Company's request, any full or fractional shares of the Designated Portfolios held by the Company, executing such requests on a daily basis at the net asset value next computed after receipt by the Fund or its designee of the request for redemption, and receipt of requests for redemption by such designee by 4:00 p.m. New York time shall constitute receipt by the Fund, except that the Fund reserves the right to suspend the right of redemption or postpone the date of payment or satisfaction upon redemption consistent with Section 22(e) of the 1940 Act and any rules or order thereunder, and in accordance with the procedures and policies of the Fund as described in the Fund's then current prospectus.

1.5 For purposes of Sections 1.1 and 1.4, the Company shall be the designee of the Fund solely for receipt of purchase and redemption orders from the Accounts, and receipt by such designee shall constitute receipt by the Fund; provided that the Company receives the order prior to 4:00 p.m. New York time on a Business Day and the Fund receives notice of such order by 9:30 a.m. New York time on the next following Business Day. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Fund calculates its net asset value pursuant to the rules of the SEC.

1.6 The Company agrees to purchase and redeem the shares of each Designated Portfolio offered by the Fund's then current prospectus in accordance with the provisions of such prospectus.

1.7 The Company shall pay for shares of a Designated Portfolio on the next Business Day after receipt of an order to purchase shares of such Designated Portfolio. Payment shall be in federal funds transmitted by wire by 11:00 a.m. New York time. If payment in federal funds for any purchase is not received or is received by the Fund after 11:00 a.m. New York time on such Business Day, the Company shall promptly, upon the Fund's request, reimburse the Fund for any charges, costs, fees, interest or other expenses incurred by the Fund in connection with any advances to, or borrowing or overdrafts by, the Fund, or any similar expenses incurred by the Fund, as a result of portfolio transactions effected by the Fund based upon such purchase request. For purposes of Section
2.8 and 2.9 hereof, upon receipt by the Fund of the federal funds so wired, such funds shall cease to be the responsibility of the Company and shall become the responsibility of the Fund.

1.7A In the event of net redemptions, the Fund shall pay the redemption proceeds in federal funds transmitted by wire on the next Business Day after an order to redeem a Designated Portfolio's shares is made in accordance with the provision of Section 1.4 hereof. Notwithstanding the foregoing, if the payment of redemption proceeds on the next Business day would require the Designated Portfolio to dispose of securities or otherwise incur substantial additional costs and if the Fund had determined to settle redemption transactions for all shareholder of the Designated Portfolio on a delayed basis, proceeds shall be wired to the Company within seven (7) days and the Designated Portfolio shall notify in writing the person designated by the Company as the recipient for such notice of such delay by 3:00 p.m. New York time on the same Business Day that the Company transmits the redemption order to the Fund. For purposes of Section
2.8 and 2.9 hereof, upon receipt by the Company of the federal funds so wired, such funds shall cease to be the responsibility of the Fund and shall become the responsibility of the Company.

1.8 Unless otherwise determined by the Board, issuance and transfer of the shares of a Designated Portfolio will be by book entry only. Stock certificates will not be issued to the Company or any Account. Shares of a Designated Portfolio ordered from the Fund will be recorded in an appropriate title for each Account or the appropriate subaccount of each Account.

1.9 The Fund shall furnish same-day notice by 6:00 p.m. New York time by wire or telephone, followed by written confirmation, to the Company of any income, dividends or capital gain distributions payable on shares of the Designated Portfolios. The Company hereby elects to receive all such income, dividends, and capital gain distributions as are payable on shares of a Designated Portfolio in additional shares of that Designated Portfolio. The Fund shall notify the Company of the number of shares so issued as payment of such dividends and distributions. The Company reserves the right to revoke this election and to receive all such dividends and capital gain distributions in cash. The Fund shall use its best efforts to furnish advance notice of the day such dividends and distributions are expected to be paid.

1.10 The Fund shall use its best efforts to make the net asset value per share for each Designated Portfolio available to the Company on a daily basis as soon as reasonably practical after the net asset value per share is calculated (normally by 6:30 p.m. New York time) and shall use its best efforts to make such net asset value per share available by 7:00 p.m. New York time. The Fund will provide NAV per share by modem with fax follow-up. Neither the Adviser nor the Fund shall be liable for any information provided to the Company pursuant to this Agreement, which information is based on incorrect information supplied by the Company or any other Participating Insurance Company.

1.11 If the Fund provides materially incorrect share net asset value information through no fault of the Company, the Company shall be entitled to an adjustment with respect to the Fund shares purchased or redeemed to reflect the correct net asset value per share. The determination of the materiality of any net asset value pricing error shall be based on the SEC's recommended guidelines, if any. The correction of any such errors shall be made at the Company level and shall be made pursuant to the SEC's recommended guidelines. Any material error in the calculation or reporting of net asset value per share, dividend or capital gain information shall be reported promptly upon discovery to the Company.

1.12 The Fund shall provide statements of account no less frequently than monthly (and if possible, shall provide same daily or weekly on a rolling monthly basis) by the 15th day of the following month.

1.13 (a) The Company may withdraw the Account's investment in the Fund or a Portfolio of the Fund only: (i) as necessary to facilitate Contract Owner requests; (ii) as provided in Article VII; or (iii) in the event that the shares of another investment company are substituted for Portfolio shares in accordance with the terms of the Contracts upon the (x) requisite vote of the contract owners having an interest in the affected Portfolios and the written consent of the Fund (unless otherwise required by applicable law); (y) upon issuance of an SEC exemptive order pursuant to Section 26(b) of the 1940 Act permitting such substitution; or (z) as may otherwise be permitted under applicable law.

(b) The Company shall not, without the prior written consent of the Fund (unless otherwise required by applicable law), take any action to operate the Account as a management investment company under the 1940 Act.

(c) The Fund shall not, without the prior written consent of the Company (unless otherwise required by applicable law), take any action to operate the Trust as a unit investment trust under the 1940 Act.

(d) The Company shall not, without the prior written consent of the Fund (unless otherwise required by applicable law), solicit, induce or encourage Contract Owners to change or modify the Fund or change the Fund's investment adviser.

1.14 The Parties hereto acknowledge that the arrangement contemplated by this Agreement is not exclusive; the shares of the Designated Portfolios (and other Portfolios of the Fund) may be sold to other insurance companies (subject to
Section 1.3 and Article VII hereof) and Retirement Plans and the cash value of the Contracts may be invested in other investment companies.

                                   ARTICLE II
                         Representations and Warranties

2.1 The Company represents and warrants that the interests of the Account (the "Contracts") are or will be registered under the 1933 Act; that the Contracts will be continually issued, offered for sale and sold in compliance in all material respects with all applicable federal and state laws. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established each Account prior to any issuance or sale thereof as a separate account under the Missouri insurance laws and has registered or, prior to any issuance or sale of the Contracts, will register each Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a separate account for the Contracts.

2.2 The Fund represents and warrants that shares of the Designated Portfolios sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance in accordance with the laws of the Commonwealth of Massachusetts and sold in compliance with all applicable federal and state securities laws and that the Fund is and shall remain registered under the 1940 Act. The Fund shall amend the Registration Statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares. The Fund shall file all notification filings related to the sale of shares of the Designated Portfolios in accordance with the laws of the various states only if and to the extent deemed advisable by the Fund.

2.3 The Fund currently does not intend to make any payments to finance distribution expenses pursuant to Rule 12b-1 under the 1940 Act, although it may make such payments in the future subject to applicable law and after providing notice to the Company.

2.4 The Fund makes no representations as to whether any aspect of its operation, including but not limited to, investments policies, fees and expenses, complies with the insurance and other applicable laws of the various states, except that the Fund represents that the investment policies, fees and expenses of the Designated Portfolios are and shall at all times remain in compliance with the insurance laws of the State of Missouri to the extent required to perform this Agreement. The Company will advise the Fund in writing as to any requirements of Missouri insurance law that affect the Designated Portfolios, and the Fund will be deemed to be in compliance with this Section 2.4 so long as the Fund complies with such advice of the Company.

2.5 The Fund represents that it is lawfully organized and validly existing as a business trust under the laws of the Commonwealth of Massachusetts and that it does and will comply in all material respects with the 1940 Act.

2.6 The Underwriter represents and warrants that it is a member in good standing of the NASD and is registered as a broker-dealer with the SEC. The Underwriter further represents that it will sell and distribute the shares of the Designated Portfolios in accordance with any applicable state and federal securities laws.

2.7 The Adviser represents and warrants that it is and shall remain duly registered as an investment adviser under all applicable federal laws and that the Adviser shall perform its obligations for the Fund in compliance in all material respects with any applicable state and federal securities laws.

2.8 The Fund, the Adviser and the Underwriter represent and warrant that all their directors, officers, employees, investment advisers, and other individuals or entities dealing with the money and/or securities of the Fund are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount not less than the minimum coverage required currently by Rule 17g-1 under the 1940 Act or such related provisions as may be promulgated from time to time. The aforesaid bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

2.9 The Company represents and warrants that all its directors, officers, employees, investment advisers, and other individuals or entities employed or controlled by the Company dealing with the money and/or securities of the Fund are covered by a blanket fidelity bond or similar coverage in an amount equal to the greater of the bond required under the preceding Section 2.8 or any amount required by applicable federal or state law or regulation. The aforesaid bond includes coverage for larceny and embezzlement and is issued by a reputable bonding company. The Company agrees that this bond or another bond containing these provisions will always be in effect, and agrees to notify the Fund, the Adviser and the Underwriter in the event that such coverage no longer applies.

2.10 The Company represents and warrants that all shares of the Designated Portfolios purchased by the Company will be purchased on behalf of one or more unmanaged separate accounts that offer interests therein that are registered under the 1933 Act and upon which a registration fee has been or will be paid; and the Company acknowledges that the Fund intends to rely upon this representation and warranty for purposes of calculating SEC registration fees payable with respect to such shares of the Designated Portfolios pursuant to Instruction C.3. to Form 24F-2 or any similar form or SEC registration fee calculation procedure that allows the Fund to exclude shares so sold for purposes of calculating its SEC registration fee. The Company agrees to cooperate with the Fund on no less than an annual basis to certify as to its continuing compliance with this representation and warranty.

2.11 The Company shall amend the Contracts registration statement and the Account 1940 Act registration statement from time to time as required in order to effect the continuous offering of the Contracts or as may otherwise be required by applicable law. The Company shall maintain a current effective Contracts registration statement and the Account's registration under the 1940 Act for so long as the contracts are outstanding, unless (a) a no-action letter from the SEC has been obtained by the Company to the effect that such registration statement need no longer be maintained; or (b) the Company has supplied the Fund with an opinion of counsel to the effect that maintaining such registration statement is no longer required; or (c) the Company has notified the Fund in writing that, with respect to such registration statement, the Company meets the terms and conditions of, and is relying on Great West Life & Annuity Insurance Company (pub. Avail. Oct. 23, 1990), and any subsequent no-action letter released by the staff of the SEC addressing the same subject matter.

2.12 Each party represents that the execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been authorized by all necessary corporate or trust action, as applicable, by such party, and, when so executed and delivered, this Agreement will be the valid and binding obligation of such party, enforceable in accordance with its terms.


                                   ARTICLE III
                     Prospectuses, Statements of Additional
                    Information, and Proxy Statements; Voting

3.1 The Fund shall provide ( in hard copy, camera ready form or on diskette, as the Company may specify) the Company with as many copies of the Fund's current prospectus for the Designated Portfolios as the Company may reasonably request. If requested by the Company in lieu thereof, the Fund shall provide such documentation (including a final copy of the new prospectus) and other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus for a Designated Portfolio is amended) to have the prospectus for the Contracts and the prospectus for the Designated Portfolios printed together in one document. Expenses with respect to the foregoing shall be borne as provided under Article V.

3.2 The Fund's prospectus shall disclose that (a) the Fund is intended to be a funding vehicle for all types of variable annuity and variable life insurance contracts offered by Participating Insurance Companies and as an investment vehicle for Retirement Plans, (b) material irreconcilable conflicts of interest may arise, and (c) the Fund's Board will monitor events in order to identify the existence of any material irreconcilable conflicts and determine what action, if any, should be taken in response to such conflicts. The Fund hereby notifies the Company that disclosure in the prospectus for the Contracts regarding the potential risks of mixed and shared funding may be appropriate. Further, the Fund's prospectus shall state that the current Statement of Additional Information ("SAI") for the Fund is available from the Fund, and the Fund shall provide a copy of such SAI to any owner of a Contract who requests such SAI and to the Company in such quantities as the Company may reasonably request. Expenses with respect to the foregoing shall be borne as provided under Article V.

3.3 The Fund shall provide the Company with copies of its proxy material, reports to shareholders, and other communications to shareholders for the Designated Portfolios in such quantity as the Company shall reasonably require for distributing to Contract owners. Expenses with respect to the foregoing shall be borne as provided under Article V.

3.4      The Company shall.

                  (i)      solicit voting instructions from Contract owners;

                  (ii) vote the shares of each Designated Portfolio in accordance with instructions received from Contract owners; and

                  (iii) vote shares of each Designated Portfolio for which no instructions have been received in the same proportion as shares of such Designated Portfolio for which instructions have been received, so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners or to the extent otherwise required by law. The Company reserves the right to vote shares of each Designated Portfolio held in any separate account in its own right, to the extent permitted by law.

3.5 The Company shall be responsible for assuring that each of its separate accounts participating in a Designated Portfolio calculates voting privileges as required by the Shared Funding Exemption Order and consistent with any reasonable standards that the Fund has adopted or may adopt and that have been provided to the Company.

3.6 The Fund will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular the Fund will either provide for annual meetings or comply with Section 16(c) of the 1940 Act (although the Fund is not one of the trusts described in Section 16(c) of that Act) as well as with Sections 16(a) and, if and when applicable, Section l6(b). Further, the Fund will act in accordance with the SEC's interpretation of the requirements of Section 16(a) with respect to periodic elections of directors or trustees and with whatever rules the SEC may promulgate from time to time with respect thereto. The Fund reserves the right, upon prior written notice to the Company (given at the earliest practicable time), to take all actions, including but not limited to, the dissolution, termination, merger and sale of all assets of the Fund or any Designated Portfolio upon the sole authorization of the Board, to the extent permitted by the laws of the Commonwealth of Massachusetts and the 1940 Act.

3.7 It is understood and agreed that (except with respect to information regarding the Fund, the Underwriter, the Adviser or Designated Portfolios provided in writing by the Fund, the Underwriter or the Adviser), none of the Fund, the Underwriter or the Adviser is responsible for the content of the prospectus or statement of additional information for the Contracts.

                                   ARTICLE IV
                         Sales Material and Information

4.1 The Company shall furnish, or shall cause to be furnished, to the Fund or the Underwriter, each piece of sales literature or other promotional material ("sales literature") that the Company develops or uses and in which the Fund (or a Designated Portfolio thereof) or the Adviser or the Underwriter is named, at least eight business days prior to its use. No such material shall be used if the Fund or its designee reasonably objects to such use within eight business days after receipt of such material. The Fund or its designee reserves the right to reasonably object to the continued use of such material, and no such material shall be used if the Fund or its designee so object.

4.2 The Company shall not give any information or make any representation or statement on behalf of the Fund or concerning the Fund in connection with the sale of the Contracts other than the information or representations contained in the registration statement, prospectus or SAI for the shares of the Designated Portfolios, as such registration statement, prospectus or SAI may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature approved by the Fund or its designee or by the Underwriter, except with the permission of the Fund or the Underwriter or the designee of either.

4.3 The Fund or the Underwriter shall furnish, or shall cause to be furnished, to the Company, each piece of sales literature that the Fund or Underwriter develops or uses in which the Company and/or its Account is named, at least eight business days prior to its use. No such material shall be used if the Company reasonably objects to such use within eight business days after receipt of such material. The Company reserves the right to reasonably object to the continued use of such material and no such material shall be used if the Company so objects.

4.4 The Fund and the Underwriter shall not give any information or make any representations on behalf of the Company or concerning the Company, the Account, or the Contracts other than the information or representations contained in a registration statement, prospectus, or statement of additional information for the Contracts, as such registration statement, prospectus or statement of additional information may be amended or supplemented from time to time, or in published reports for the Accounts which are the public domain or approved by the Company for distribution to Contract owners, or in sales literature approved by the Company or its designee, except with the permission of the Company.

4.5 At the request of the Company, the Fund will provide to the Company at least one complete copy of all registration statements, prospectuses, SAIs, reports, proxy statements, sales literature, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Designated Portfolios, contemporaneously with the filing of such document(s) with the SEC or other regulatory authorities.

4.6 At the request of the Fund, the Company will provide to the Fund at least one complete copy of all registration statements, prospectuses, statements of additional information, shareholder reports, solicitations for voting instructions, sales literature, applications for exemptions, request for no-action letters, and all amendments to any of the above, that relate to the Contracts or the Accounts, contemporaneously with the filing of such document(s) with the SEC or other regulatory authorities.

4.7 For purposes of this Agreement. the phrase "sales literature" includes, but is not limited to, any of the following: advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, electronic media, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media), sales literature (i.e. any written communication distributed or made generally available to customers or the public, including brochures, circulars, reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article) and educational or training materials or other communications distributed or made generally available to some or all agents or employees.

4.8 At the request of any party to this Agreement, any other party will make available to the requesting party's independent auditors all records, data and access to operating procedures that may reasonably be requested in connection with compliance and regulatory requirements related to this Agreement or any party's obligations under this Agreement.

                                    ARTICLE V
                                Fees and Expenses

5.1 All expenses incident to performance by the Fund under this Agreement shall be paid by the Fund, except and as further provided in Schedule B.

5.2 The parties hereto shall bear the expenses of typesetting, printing and distributing the Fund's prospectus, SAI, proxy materials and reports as provided in Schedule B.

5.3 Administrative services to variable Contract owners shall be the responsibility of the Company and shall not be the responsibility of the Fund, Underwriter or Adviser. The Fund recognizes the Company as the sole shareholder of shares of the Designated Portfolios issued under the Agreement.

                                   ARTICLE VI
                        Diversification and Qualification

6.1 The Fund will invest the assets of each Designated Portfolio in such a manner as to ensure that the Contracts will be treated as annuity or life insurance contracts, whichever is appropriate, under the Internal Revenue Code of 1986, as amended ("Code") and the regulations issued thereunder (or any successor provisions). Without limiting the scope of the foregoing, the Fund will, with respect to each Designated Portfolio, comply with Section 817(h) of the Code and Treasury Regulation ss. 1.817-5, and any Treasury interpretations thereof, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts, and any amendments or other modifications or successor provisions to such Section or Regulations. In the event of a breach of this Article VI, the Fund will take all reasonable steps
(a) to notify the Company of such breach and (b) to adequately diversify the affected Designated Portfolio so as to seek to achieve compliance within the grace period afforded by Treasury Regulation ss.1.817-5.

6.2 The Fund represents that each Designated Portfolio is currently qualified (and for new Designated Portfolios, intends to qualify) as a Regulated Investment Company under Subchapter M of the Code, and that it will make every effort to maintain such qualification (under Subchapter M or any successor or similar provisions) and that it will notify the Company immediately upon having a reasonable basis for believing that a Designated Portfolio has ceased to so qualify or that a Designated Portfolio might not so qualify in the future.

6.3 The Company represents that the Contracts are currently, and at the time of issuance shall be, treated as life insurance or annuity insurance contracts, under applicable provisions of the Code, and that it will make every effort to maintain such treatment, and that it will notify the Fund, the Adviser and the Underwriter immediately upon having a reasonable basis for believing the Contracts have ceased to be so treated or that they might not be so treated in the future. The Company agrees that any prospectus offering a contract that is a "modified endowment contract" as that term is defined in Section 7702A of the Code (or any successor or similar provision), shall identify such contract as a modified endowment contract.

                                   ARTICLE VII
                               Potential Conflicts

7.1 The Board will monitor the Fund for the existence of any material irreconcilable conflict between the interests of the contract owners of all separate accounts investing in the Fund. An irreconcilable material conflict may arise for a variety of reasons, including but not limited to: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Designated Portfolio are being managed; (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract owners; or (f) a decision by a Participating Insurance Company to disregard the voting instructions of contract owners. The Board shall promptly inform the Company if it determines that an irreconcilable material conflict exists and the implications thereof.

7.2 The Company and the Adviser will report any potential or existing conflicts of which each is aware to the Board. The Company will assist the Board in carrying out its responsibilities under the Shared Funding Exemption Order, by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation by the Company to inform the Board whenever Contract owner voting instructions are disregarded. At least annually, and more frequently if deemed appropriate by the Board, the Company shall submit to the Adviser, and the Adviser shall at least annually submit to the Board, such reports, materials and data as the Board may reasonably request so that the Board may finally carry out the obligations imposed upon it by the conditions contained in the Shared Funding Exemption Order; and said reports, materials and data shall be submitted more frequently if deemed appropriate by the Board. The responsibility to report such information and conflicts to the Board will be carried out with a view only to the interests of the contract owners.

7.3 If it is  determined  by a  majority  of the  Board,  or a  majority  of its disinterested members, that a material irreconcilable conflict exists, the Company and any other Participating Insurance Companies shall, at their expense and to the extent reasonably practicable (as determined by a majority of the disinterested Board members), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, up to and including: (a) withdrawing the assets allocable to some or all of the separate accounts from the Fund or any Designated Portfolio and reinvesting such assets in a different investment medium, which may include another Designated Portfolio of the Fund, or submitting to a vote of all affected contract owners the question whether such segregation should be implemented and, as appropriate, segregating the assets of any appropriate group (i.e. annuity contract owners, life insurance contract owners, or variable contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected contract owners the option of making such a change; and (b) establishing a new registered management investment company or managed separate account.

7.4 If a material irreconcilable conflict arises because of a decision by the Company to disregard contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, the Company may be required, at the Fund's election, to withdraw the affected Account's investment in any Designated Portfolio and terminate this Agreement with respect to such Account provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. The Company will bear the cost of any remedial action, including such withdrawal and termination. No penalty will be imposed by the Fund upon the affected Account for withdrawing assets from the Fund in the event of a material irreconcilable conflict. Any such withdrawal and termination must take place within six (6) months after the Fund gives written notice that this provision is being implemented, and until the effective date of such termination the Fund shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of such Designated Portfolio.

7.5 If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to the Company conflicts with the majority of other state regulators, then the Company will withdraw the affected Account's investment in the affected Designated Portfolio and terminate this Agreement with respect to such Account within six months after the Board informs the Company in writing that it has determined that such decision has created an irreconcilable material conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Until the effective date of such termination the Fund shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of such Designated Portfolios.

7.6 For purposes of Sections 7.3 through 7.6 of this Agreement, a majority of the disinterested members of the Board shall determine whether any proposed action adequately remedies any irreconcilable material conflict; but in no event will the Fund be required to establish a new funding medium for the Contracts. The Company shall not be required by Section 7.3 to establish a new funding medium for the Contract if an offer to do so has been declined by vote of a majority of Contract owners materially adversely affected by the irreconcilable material conflict. In the event that the Board determines that any proposed action does not adequately remedy any irreconcilable material conflict, then the Company will withdraw an Account's investment in any Designated Portfolio and terminate this Agreement within six (6) months after the Board informs the Company in writing of the foregoing determination; provided, however, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable conflict as determined by a majority of the disinterested members of the Board.

7.7 If and to the extent the Shared Funding Exemption Order contains terms and conditions different from Sections 3.4, 3.5, 3.6, 7.1, 7.2, 7.3, 7.4 and 7.5 of this Agreement, then the Fund and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with the Shared Funding Exemption Order, and Sections 3.4, 3.5, 3.6, 7.1, 7.2, 7.3, 7.4 and 7.5 of the Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in the Shared Funding Exemption Order or any amendment thereto. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Shared Funding Exemption Order) on terms and conditions materially different from those contained in the Shared Funding Exemption Order, then (a) the Fund and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable; and (b) Sections 3.4, 3.5, 3.6, 7.1, 7.2, 7.3, 7.4 and 7.5 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.

                                  ARTICLE VIII
                                 Indemnification

8.1       Indemnification by the Company

         (a) The Company agrees to indemnify and hold harmless the Fund, the Adviser, the Underwriter and each of their officers, trustees, directors and each person, if any, who controls the Fund, the Adviser or the Underwriter within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the shares of the Designated Portfolios or the Contracts and;

                  (i) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the Registration Statement, prospectus, or statement of additional information for the Contracts or contained in the Contracts or sales literature for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Fund for use in the Registration Statement, prospectus or statement of additional information for the Contracts or in the Contracts or sales literature for the Contracts (for any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or shares of the Designated Portfolios; or

                  (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the Registration Statement, prospectus, SAI or sales literature of the Fund not supplied by the Company or persons under its control) or wrongful conduct of the Company or persons under its authorization or control, with respect to the sale or distribution of the Contracts or shares of the Designated Portfolios; or

                  (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, prospectus, SAI or sales literature of the Fund or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon information furnished to the Fund by or on behalf of the Company; or

                  (iv) arise as a result of any material failure by the Company to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the qualification requirements specified in Article VI of this Agreement); or

                  (v) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in any Registration Statement, prospectus, statement of additional information or sales literature for any Unaffiliated Fund, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or otherwise pertain to or arise in connection with the availability of any Unaffiliated Fund as an underlying funding vehicle in respect of the Contracts; or

(vi) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company;

as limited by and in accordance with the provisions of Sections 8.1(b) and 8.1(c).

     (b) The Company shall not be liable under this indemnification provision with respect to any losses, claims damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of its obligations or duties under this Agreement.

     (c) The Company shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Company of any such claim shall not relieve the Company from any liability that it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision, except to the extent that the Company has been prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, the Company shall be entitled to participate, at its own expense, in the defense of such action. The Company also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action and to settle the claim at its own expense provided, however, that no such settlement shall, without the Indemnified Parties' written consent, include any factual stipulation referring to the Indemnified Parties or their conduct. After notice from the Company to such party of the Company's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Company will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

     (d) The Indemnified Parties will promptly notify the Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the shares of the Designated Portfolios or the Contracts or the operation of the Fund.

8.2       Indemnification by the Underwriter and the Adviser

         (a) The Underwriter and the Adviser agree to indemnify and hold harmless the Company and its broker-dealer subsidiary and each of their directors and officers and each person, if any, who controls the Company or its broker-dealer subsidiary within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Underwriter) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of shares of the Designated Portfolios or the Contracts; and

                  (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, prospectus or SAI of the Fund or sales literature of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Underwriter, Adviser or Fund by or on behalf of the Company for use in the Registration Statement or prospectus for the Fund or its sales literature (or any amendment or supplement thereto) or otherwise for use in connection with the sale of the Contracts or shares of the Designated Portfolios; or

                  (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the Registration Statement, prospectus or sales literature for the Contracts not supplied by the Underwriter or persons under its control) or wrongful conduct of the Fund or Underwriter or person under their control with respect to the sale or distribution of the Contracts or shares of the Designated Portfolios; or

                  (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, prospectus or sales literature for the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Fund; or

                  (iv) arise as a result of any failure by the Fund to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification and other qualification requirements specified in Article VI of this Agreement); or

(v) arise out of or result from any material breach of any representation and/or warranty made by the Underwriter or the Adviser in this Agreement or arise out of or result from any other material breach of this Agreement by the Underwriter;

as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c) hereof.

         (b) The Underwriter and the Adviser shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance or such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Company or the Accounts, whichever is applicable.

         (c) The Underwriter and the Adviser shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Underwriter or the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Underwriter or the Adviser of any such claim shall not relieve the Underwriter or the Adviser from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision, except to the extent that the Underwriter or the Adviser has been prejudiced by such failure to give notice. In case any such action is brought against the Indemnified Party, the Underwriter or the Adviser will be entitled to participate, at its own expense, in the defense thereof. The Underwriter and the Adviser also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action and to settle the claim at is own expense; provided, however, that no such settlement shall, without the Indemnified Parties' written consent, include any factual stipulation referring to the Indemnified Parties or their conduct. After notice from the Underwriter or the Adviser to such party of the Underwriter's or the Adviser's election to assume the defense thereof the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Underwriter or the Adviser will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

         (d) The Company and its broker-dealer subsidiary agree promptly to notify the Underwriter or the Adviser of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of the Account.

8.3       Indemnification By the Fund

         (a) The Fund agrees to indemnify and hold harmless the Company and its broker-dealer subsidiary and each of their directors and officers and each person, if any, who controls the Company or its broker-dealer subsidiary within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.3) against any and all losses, claims, expenses, damages, liabilities (including amounts paid in settlement with the written consent of the Fund); or litigation (including legal and other expenses) to which the Indemnified Parties may be required to pay or may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, expenses, damages, liabilities or expenses (or actions in respect thereto) or settlements, are related to the operations of the Fund and:

(i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, prospectus or SAI of the Fund or sales literature of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnify Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Underwriter or Fund by or on behalf of the Company for use in the Registration Statement or prospectus for the Fund or its sales literature (or any amendment or supplement thereto) or otherwise for use in connection with the sale of the Contracts or shares of the Designated Portfolios;

(ii) or arise out of or as a result of statements or representations (other than statements or representations contained in the Registration Statement, prospectus or sales literature for the Contracts not supplied by the Underwriter or persons under its control) or wrongful conduct of the Fund or Underwriter or person under their control with respect to the sale or distribution of the Contracts or shares of the Designated Portfolios; or

(iii)arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, prospectus or sales literature of the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Fund; or

(iv) arise as a result of any failure by the Fund to provide the services and furnish the materials under the terms of this Agreement ( including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification and qualification requirements specified in article VI of this Agreement); or

(v) arise out of or result from any material breach of any representation and/or warranty made by the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by the Fund;

as limited by and in accordance with the provisions of Sections 8.3(b) and 8.3(c) hereof.

         (b) The Fund shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Company, the Fund, the Underwriter, the Adviser or the Accounts, whichever is applicable.

(c) The Fund shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Fund in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Fund of any such claim shall not relieve the Fund from any liability that it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision, except to the extent that the Fund has been prejudiced by such failure to give notice. In case any such action is brought against the Indemnified Parties, the Fund will be entitled to participate, at its own expense, in the defense thereof. The Fund also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action and to settle the claim at its own expense; provided, however, that no such settlement shall, without the Indemnified Parties' written consent, include any factual stipulation referring to the Indemnified Parties or their conduct.

After notice from the Fund to such party of the Fund's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Fund will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

         (d) The Company, its broker-dealer subsidiary, the Adviser and the Underwriter agree to notify the Fund promptly of the commencement of any litigation or proceeding against it or any of its respective officers or directors in connection with the Agreement, the issuance or sale of the Contracts, the operation of any Account, or the sale or acquisition of shares of the Designated Portfolios.

                                   ARTICLE IX
                                 Applicable Law

9.1 This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the Commonwealth of Massachusetts.

9.2 This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from the statutes, rules and regulations as the SEC may grant (including, but not limited to, the Shared Funding Exemption Order) and the terms hereof shall be interpreted and construed in accordance therewith.

                                    ARTICLE X
                                   Termination

10.1 This Agreement shall continue in full force and effect until the first to occur of:

         (a) termination by any party, for any reason with respect to any Designated Portfolio, by 6 months' advance written notice delivered to the other parties; or

         (b) termination by the Company by written notice to the Fund, the Adviser and the Underwriter with respect to any Designated Portfolio based upon the Company's reasonable and good faith determination that shares of such Designated Portfolio are not reasonably available to meet the requirements of the Contracts; or

         (c) termination by the Company by written notice to the Fund, the Adviser and the Underwriter with respect to any Designated Portfolio if the shares of such Designated Portfolio are not registered, issued or sold in accordance with applicable state and/or federal securities laws or such law precludes the use of such shares to fund the Contracts issued or to be issued by the Company; or

         (d) termination by the Fund, the Adviser or Underwriter in the event that administrative proceedings are instituted against the Company or any affiliate by the NASD, the SEC, or the Insurance Commissioner or like official of any state or any other regulatory body regarding the Company's duties under this Agreement or related to the sale of the Contracts, the operation of any Account, or the purchase of the shares of a Designated Portfolio or the shares of any Unaffiliated Fund, provided, however, that the Fund, the Adviser or Underwriter determines in its sole judgement exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of the Company to perform its obligations under this Agreement; or

         (e) termination by the Company in the event that formal administrative proceedings are instituted against the Fund, the Adviser or Underwriter by the NASD, the SEC, or any state securities or insurance department or any other regulatory body, provided, however, that the Company determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of the Fund or Underwriter to perform its obligations under this Agreement; or

         (f) termination by the Company by written notice to the Fund, the Adviser and the Underwriter with respect to any Designated Portfolio in the event that such Designated Portfolio ceases to qualify or the Company reasonably believes such Designated Portfolios may fail to so qualify as a Regulated Investment Company under Subchapter M or fails to comply with the Section 817(h) diversification requirements specified in Article VI hereof; or

         (g) termination by the Fund, the Adviser or Underwriter by written notice to the Company in the event that the Contracts fail to meet the qualifications specified in Article VI hereof; or

         (h) termination by any of the Fund, the Adviser or the Underwriter by written notice to the Company, if any of the Fund, the Adviser or the Underwriter, respectively, shall determine, in their sole judgement exercised in good faith, that the Company has suffered a material adverse change in its business, operations, financial condition, insurance company rating or prospects since the date of this Agreement or is the subject of material adverse publicity, and that material adverse change or publicity will have a material adverse effect on the Company's ability to perform its obligations under this Agreement; or

         (i) termination by the Company by written notice to the Fund, the Adviser and the Underwriter, if the Company shall determine, in its sole judgment exercised in good faith, that the Fund, the Adviser or the Underwriter has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity and that material adverse change or publicity will have a material adverse effect on the Fund's or the Underwriter's ability to perform its obligations under this Agreement; or

         (j) at the option of the Company, as one party, or the Fund, the Adviser and the Underwriter, as one party, upon the other party's material breach of any provision of this Agreement upon 30 days' written notice and opportunity to cure.

10.2 Effect of Termination. Notwithstanding any termination of this Agreement, the Fund and the Underwriter shall, at the option of the Company, continue to make available additional shares of a Designated Portfolio pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"). Specifically, the owners of the Existing Contracts may in such event be permitted to reallocate investments in the Designated Portfolios, redeem investments in the Designated Portfolios and/or invest in the Designated Portfolios upon the making of additional purchase payments under the Existing
Contracts. The parties agree that this Section 10.2 shall not apply to any termination under Article VII and the effect of such Article VII termination shall be governed by Article VII of this Agreement. The parties further agree that this Section 10.2 shall not apply to any termination under Section 10.1(g) of this Agreement.

10.3 Notwithstanding any termination of this Agreement, each party's obligation under Article VIII to indemnify the other parties shall survive.

                                                        ARTICLE XI
                                                          Notices

         Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

                            If to the Fund:

                                     Calamos Insurance Trust
                                     1111 E. Warrenville Road
                                     Naperville, Illinois 60563-1493
                                     Attention:       Secretary

                            If to the Company:

                                     Kansas City Life Insurance Company
                                     3520 Broadway
                                     Kansas City, Missouri 64111-2565
                                     Attention:  Secretary


                            If to the Adviser:

                                     Calamos Asset Management, Inc.
                                     1111 E. Warrenville Road
                                     Naperville, Illinois 60563-1493
                                     Attention:       Secretary

                            If to the Underwriter:

                                     Calamos Financial Services, Inc.
                                     1111 E. Warrenville Road
                                     Naperville, Illinois 60563-1493
                                     Attention:       Secretary


                                   ARTICLE XII
                               Foreign Tax Credits


The Fund and the Adviser agree to consult with the Company concerning whether any Designated Portfolio qualifies to provide a foreign tax credit pursuant to
Section 853 of the Code.

                                  ARTICLE XIII
                                  Miscellaneous

12.1 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

12.2 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

12.3 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

12.4 Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD, and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

12.5 The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies, and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

12.6 This Agreement or any of the rights and obligations hereunder may not be assigned by any party without the prior written consent of all parties hereto.

12.7 All persons are expressly put on notice of the Fund's Agreement and Declaration of Trust and all amendments thereto, all of which are on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and trustee liability contained therein. This Agreement has been executed by and on behalf of the Fund by its representatives as such representatives and not individually, and the obligations of the Fund with respect to a Designated Portfolio hereunder are not binding upon any of the trustees, officers or shareholders of the Fund individually, but are binding upon only the assets and property of such Designated Portfolio. All parties dealing with the Fund with respect to a Designated Portfolio shall look solely to the assets of such Designated Portfolio for the enforcement of any claims against the Fund hereunder.

12.8 This Agreement has been executed on behalf of each party by officers in their capacities as such. The obligations of this Agreement shall not be individually binding on any shareholder, trustee, director, officer or employee of any such party.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed in its name and on behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.



         COMPANY:                            Kansas City Life Insurance Company


                 By: ___/s/Richard L. Finn__________4/15/99_____

                Title: SVP______________________________________

         FUND:                               Calamos Insurance Trust

                 By: __/s/James S. Hamman __________4/15/99_____

                Title: __Initial Trustee________________________

         ADVISER                              Calamos Asset Management, Inc.

                 By: __/s/John P. Calamos ___________4/15/99____

                Title: __President______________________________


         UNDERWRITER                          Calamos Financial Services, Inc.

                 By: __/s/James W. Falkner___________4/15/99____

                Title: __CFO____________________________________

                                   SCHEDULE A

Name of Separate Account and Date
Established by Board of Directors

Kansas City Life Variable Annuity Separate Account
Kansas City Life Variable Life Separate Account


Contracts Funded
by Separate Account

Individual Flexible Premium Deferred Variable Annuity Contract
Individual Flexible Premium Variable Life Insurance Contract
Flexible Premium Survivorship Variable Universal Life Insurance Contract


Designated Portfolios

Calamos Convertible Portfolio

                                   SCHEDULE B

                                    EXPENSES

In the event the prospectus, SAI, annual report or other communication of the Fund is combined with a document of another party, the Fund will pay the costs based upon the relative number of pages attributable to the Fund.

========================= ======================== =======================

       ITEM                      FUNCTION               RESPONSIBLE
                                                           PARTY
========================= ======================== =======================
========================= ======================== =======================
PROSPECTUS
========================= ======================== =======================
========================= ======================== =======================
Update                     Typesetting                    Fund
========================= ======================== =======================
========================= ======================== =======================
     New Sales:            Printing                     Company

                           Distribution                 Company
========================= ======================== =======================
========================= ======================== =======================
                          Printing
      Existing                                          Fund
      Owners              Distribution
                                                        Fund
========================= ======================== =======================
========================= ======================== =======================

========================= ======================== =======================
========================= ======================== =======================

STATEMENTS OF              Same as Prospectus             Same
ADDITIONAL
INFORMATION
========================= ======================== =======================
========================= ======================== =======================

PROXY MATERIALS OF          Typesetting                    Fund
THE FUND
                            Printing                       Fund

                            Distribution                   Fund
========================= ======================== =======================
========================= ======================== =======================

========================= ======================== =======================

========================= ======================== ======================
ANNUAL REPORTS &
OTHER COMMUNICATIONS
WITH SHAREHOLDERS
OF THE FUND
========================= ======================== ======================
========================= ======================== ======================

All                       Typesetting                     Fund

========================= ======================== ======================
========================= ======================== ======================

      Marketing:          Printing                        Company

                          Distribution                    Company

========================= ======================== ======================
========================= ======================== ======================
                          Printing                        Fund
    Existing Owners:
                          Distribution                    Fund
========================= ======================== ======================
========================= ======================== ======================
OPERATIONS OF FUND        All operations and related expenses,        FUND
                          including the cost of registration and
                          qualification of the Fund's shares,
                          preparation and filing of the Fund's
                          prospectus and registration statement,
                          proxy materials and reports, the
                          preparation of all statements and notices
                          required by any federal or state law and all
                          taxes on the issuance of the Fund's shares, and
                          all costs of management of the business affairs
                          of the Fund.
========================= ======================== ======================
                                                  Exhibit 1.A.(8)(g)


                             PARTICIPATION AGREEMENT
                 AMONG TEMPLETON VARIABLE PRODUCTS SERIES FUND,
                    FRANKLIN TEMPLETON DISTRIBUTORS, INC. and
                       KANSAS CITY LIFE INSURANCE COMPANY

         THIS AGREEMENT made as of May 1, 1999, among Templeton Variable Products Series Fund (the "Trust"), an open-end management investment company organized as a business trust under Massachusetts law, Franklin Templeton Distributors, Inc., a California corporation, the Trust's principal underwriter ("Underwriter"), and Kansas City Life Insurance Company, a life insurance company organized as a corporation under Missouri law (the "Company"), on its own behalf and on behalf of each segregated asset account of the Company set forth in Schedule A, as may be amended from time to time (the "Accounts").

                                                      W I T N E S S E T H:

         WHEREAS, the Trust is registered with the Securities and Exchange Commission (the "SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has an effective registration statement relating to the offer and sale of the various series of its shares under the Securities Act of 1933, as amended (the "1933 Act");

         WHEREAS, the Trust and the Underwriter desire that Trust shares be used as an investment vehicle for separate accounts established for variable life insurance policies and variable annuity contracts to be offered by life insurance companies which have entered into fund participation agreements with the Trust (the "Participating Insurance Companies");

         WHEREAS, the beneficial interest in the Trust is divided into several series of shares, each series representing an interest in a particular managed portfolio of securities and other assets, and certain of those series, named in Schedule B, (the "Portfolios") are to be made available for purchase by the Company for the Accounts; and

         WHEREAS, the Trust has received an order from the SEC, dated November 16, 1993 (File No. 812-8546), granting Participating Insurance Companies and their separate accounts exemptions from the provisions of Sections 9(a), 13(a), 15(a) and 15(b) of the 1940 Act, and Rules 6e-2 (b) (15) and 6e-3 (T) (b) (15)
thereunder, to the extent necessary to permit shares of the Trust to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies and certain qualified pension and retirement plans (the "Shared Funding Exemptive Order");

         WHEREAS, the Company has registered or will register each Account as a unit investment trust under the 1940 Act unless an exemption from registration under the 1940 Act is available and the Trust has been so advised; and has registered or will register certain variable annuity contracts and variable life insurance policies, listed on Schedule C attached hereto, under which the portfolios are to be made available as investment vehicles (the "Contracts") under the 1933 Act unless such interests under the Contracts in the Accounts are exempt from registration under the 1933 Act and the Trust has been so advised;

         WHEREAS, each Account is a duly organized, validly existing segregated asset account, established by resolution of the Board of Directors of the Company, on the date shown for such account on Schedule A hereto, to set aside and invest assets attributable to one or more Contracts; and

         WHEREAS, the Underwriter is registered as a broker dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and is a member in good standing of the National Association of Securities Dealers, Inc. ("NASD"); and

         WHEREAS, each investment adviser listed on Schedule B (each, an "Adviser") is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act") and any applicable state securities laws;

         WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares in the Portfolios on behalf of each Account to fund certain of the aforesaid Contracts and the Underwriter is authorized to sell such shares to unit investment trusts such as each Account at net asset value;

         NOW THEREFORE, in consideration of their mutual promises, the parties agree as follows:


                                   ARTICLE I.
                Purchase and Redemption of Trust Portfolio Shares

         1.1 For purposes of this Article I, the Company shall be the Trust's agent for receipt of purchase orders and requests for redemption relating to each Portfolio from each Account, provided that the Company notifies the Trust of such purchase orders and requests for redemption by 10:00 a.m. Eastern time on the next following Business Day, as defined in Section 1.3.

         1.2 The Trust agrees to make shares of the Portfolios available to the Accounts for purchase at the net asset value per share next computed after receipt of a purchase order by the Trust (or its agent), as established in accordance with the provisions of the then current prospectus of the Trust describing Portfolio purchase procedures on those days on which the Trust calculates its net asset value pursuant to rules of the SEC, and the Trust shall use its best efforts to calculate such net asset value on each day on which the New York Stock Exchange ("NYSE") is open for trading. The Company will transmit orders from time to time to the Trust for the purchase of shares of the Portfolios. The Trustees of the Trust (the "Trustees") may refuse to sell shares of any Portfolio to any person, or suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or if, in the sole discretion of the Trustees acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, such action is deemed in the best interests of the shareholders of such Portfolio. Without limiting the foregoing, the Trustees have determined that there is a significant risk that the Trust and its shareholders may be adversely affected by investors whose purchase and redemption activity follows a market timing pattern, and have authorized the Trust, the Underwriter and the Trust's transfer agent to adopt procedures and take other action (including without limitation rejecting specific purchase orders) as they deem necessary to reduce, discourage or eliminate market timing activity.

         1.3 The Company shall submit payment for the purchase of shares of a Portfolio on behalf of an Account no later than the close of business on the next Business Day after the Trust receives the purchase order. Payment shall be made in federal funds transmitted by wire to the Trust or its designated custodian. Upon receipt by the Trust of the federal funds so wired, such funds shall cease to be the responsibility of the Company and shall become the responsibility of the Trust for this purpose. "Business Day" shall mean any day on which the NYSE is open for trading and on which the Trust calculates its net asset value pursuant to the rules of the SEC.

         1.4 The Trust will redeem for cash any full or fractional shares of any Portfolio, when requested by the Company on behalf of an Account, at the net asset value next computed after receipt by the Trust (or its agent) of the request for redemption, as established in accordance with the provisions of the then current prospectus of the Trust describing Portfolio redemption procedures. The Trust shall make payment for such shares in the manner established from time to time by the Trust. Redemption with respect to a Portfolio will normally be paid to the Company for an Account in federal funds transmitted by wire to the Company before the close of business on the next Business Day after the receipt of the request for redemption. Such payment may be delayed if, for example, the Portfolio's cash position so requires or if extraordinary market conditions exist, but in no event shall payment be delayed for a greater period than is permitted by the 1940 Act.

         1.5 Payments for the purchase of shares of the Trust's Portfolios by the Company under Section 1.3 and payments for the redemption of shares of the Trust's Portfolios under Section 1.4 may be netted against one another on any Business Day for the purpose of determining the amount of any wire transfer on that Business Day.

         1.6 Issuance and transfer of the Trust's Portfolio shares will be by book entry only. Stock certificates will not be issued to the Company or the Account. Portfolio Shares purchased from the Trust will be recorded in the appropriate title for each Account or the appropriate subaccount of each Account. The Trust will use its best efforts to provide statements of account no less frequently than monthly (if possible the Trust will provide statements of account weekly on a rolling-monthly basis) for all of the Company's accounts by the 15th day of the following month.

         1.7 The Trust shall furnish, on or before the ex-dividend date, notice to the Company of any income dividends or capital gain distributions payable on the shares of any Portfolio of the Trust. The Company hereby elects to receive all such income dividends and capital gain distributions as are payable on a Portfolio's shares in additional shares of the Portfolio. The Company reserves the right to revoke this election and receive all such income dividends and capital gains distributions in cash. The Trust shall notify the Company of the number of shares so issued as payment of such dividends and distributions.

         1.8 The Trust shall calculate the net asset value of each Portfolio on each Business Day, as defined in Section 1.3. The Trust shall make the net asset value per share for each Portfolio available to the Company or its designated agent on a daily basis as soon as reasonably practical after the net asset value per share is calculated (normally by 6:30 p.m. Eastern time) and shall use reasonable efforts to make such net asset value per share available by 7:00 p.m. Eastern time each Business Day in a manner suitable to the Company and the Trust.

         1.9 The Trust agrees that its Portfolio shares will be sold only to Participating Insurance Companies and their separate accounts and to certain qualified pension and retirement plans to the extent permitted by the Shared Funding Exemptive Order. No shares of any Portfolio will be sold directly to the general public. The Company agrees that it will use Trust shares only for the purposes of funding the Contracts through the Accounts listed in Schedule A, as amended from time to time.

         1.10 The Trust agrees that all Participating Insurance Companies shall have the obligations and responsibilities regarding pass-through voting and conflicts of interest corresponding to those contained in Section 2.10 and
Article IV of this Agreement.

         1.11 Each party to this Agreement shall have the right to rely on information or confirmations provided by any other party (or by any affiliate of any other party), and shall not be liable in the event that an error results from any incorrect information or confirmations supplied by any other party. If an error is made in reliance upon incorrect information or confirmations, any amount required to make a Contract owner's account whole shall be borne by the party who provided the incorrect information or confirmation.

                                   ARTICLE II.
                  Obligations of the Parties; Fees and Expenses

         2.1 The Trust shall prepare and be responsible for filing with the SEC and any state regulators requiring such filing all shareholder reports, notices, proxy materials (or similar materials such as voting instruction solicitation materials), prospectuses and statements of additional information of the Trust. The Trust shall bear the costs of registration and qualification of its shares of the Portfolios, preparation and filing of the documents listed in this
Section 2.1 and all taxes to which an issuer is subject on the issuance and transfer of its shares.

         2.2 At the option of the Company, the Trust or the Underwriter shall either (a) provide the Company with as many copies of portions of the Trust's current prospectus, annual report, semi-annual report and other shareholder communications, including any amendments or supplements to any of the foregoing, pertaining specifically to the Portfolios as the Company shall reasonably request; or (b) provide the Company with information on disk or in camera ready copy of such documents in a form suitable for printing and from which information relating to series of the Trust other than the Portfolios has been deleted to the extent practicable. The Trust or the Underwriter shall provide the Company with a copy of its current statement of additional information, including any amendments or supplements, in a form requested by the Company. Expenses of furnishing such documents for marketing purposes shall be borne by the Company and expenses of furnishing such documents for current contract owners invested in the Trust shall be borne by the Trust or the Underwriter.

         2.3 The Trust (at its expense) shall provide the Company with copies of any Trust-sponsored proxy materials in such quantity as the Company shall reasonably require for distribution to Contract owners. The Company shall bear the costs of distributing proxy materials (or similar materials such as voting solicitation instructions), prospectuses and statements of additional information to Contract owners. The Company assumes sole responsibility for ensuring that such materials are delivered to Contract owners in accordance with applicable federal and state securities laws.

         2.4 If and to the extent required by law, the Company shall: (i) solicit voting instructions from Contract owners; (ii) vote the Trust shares in accordance with the instructions received from Contract owners; and (iii) vote Trust shares for which no instructions have been received in the same proportion as Trust shares of such Portfolio for which instructions have been received; so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners. The Company reserves the right to vote Trust shares held in any segregated asset account in its own right, to the extent permitted by law.

         2.5 Except as provided in section 2.6, the Company shall not use any designation comprised in whole or part of the names or marks "Franklin" or "Templeton" or any other Trademark relating to the Trust or Underwriter without prior written consent, and upon termination of this Agreement for any reason, the Company shall cease all use of any such name or mark as soon as reasonably practicable except to the extent necessary to service existing Contracts.

         2.6 The Company shall furnish, or cause to be furnished to the Trust or its designee, at least one complete copy of each registration statement, prospectus, statement of additional information, retirement plan disclosure information or other disclosure documents or similar information, as applicable (collectively "disclosure documents"), as well as any report, solicitation for voting instructions, sales literature and other promotional materials, and all amendments to any of the above that relate to the Contracts or the Accounts prior to its first use. The Company shall furnish, or shall cause to be furnished, to the Trust or its designee each piece of sales literature or other promotional material in which the Trust or an Adviser is named, at least 10 Business Days prior to its use. No such material shall be used if the Trust or its designee reasonably objects to such use within five Business Days after receipt of such material. For purposes of this paragraph, "sales literature or other promotional material" includes, but is not limited to, portions of the following that use any Trademark related to the Trust or Underwriter or refer to the Trust or affiliates of the Trust: advertisements (such as material published or designed for use in a newspaper, magazine or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures or electronic communication or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts or any other advertisement, sales literature or published article or electronic communication), educational or training materials or other communications distributed or made generally available to some or all agents or employees, and disclosure documents, shareholder reports and proxy materials.

         2.7 The Company and its agents shall not give any information or make any representations or statements on behalf of the Trust or concerning the Trust, the Underwriter or an Adviser in connection with the sale of the Contracts other than information or representations contained in and accurately derived from the registration statement or prospectus for the Trust shares (as such registration statement and prospectus may be amended or supplemented from time to time), annual and semi-annual reports of the Trust, Trust-sponsored proxy statements, or in sales literature or other promotional material approved by the Trust or its designee, except as required by legal process or regulatory authorities or with the written permission of the Trust or its designee. The Trust will promptly respond to requests for permission.

         2.8 The Trust shall use its best efforts to provide the Company, on a timely basis, with such information about the Trust, the Portfolios and each Adviser, in such form as the Company may reasonably require, as the Company shall reasonably request in connection with the preparation of disclosure documents and annual and semi-annual reports pertaining to the Contracts.

         2.9 The Trust shall not give any information or make any representations or statements on behalf of the Company or concerning the Company, the Accounts or the Contracts other than information or representations contained in and accurately derived from disclosure documents for the Contracts (as such disclosure documents may be amended or supplemented from time to time), or in materials approved by the Company for distribution including sales literature or other promotional materials, except as required by legal process or regulatory authorities or with the written permission of the Company. The Company will promptly respond to requests for permission.

         2.10 So long as, and to the extent that, the SEC interprets the 1940 Act to require pass-through voting privileges for Contract owners, the Company will provide pass-through voting privileges to Contract owners whose Contract values are invested, through the registered Accounts, in shares of one or more Portfolios of the Trust. The Trust shall require all Participating Insurance Companies to calculate voting privileges in the same manner and the Company shall be responsible for assuring that the Accounts calculate voting privileges in the manner established by the Trust. With respect to each registered Account, the Company will vote shares of each Portfolio of the Trust held by a registered Account and for which no timely voting instructions from Contract owners are received in the same proportion as those shares held by that registered Account for which voting instructions are received. The Company and its agents will in no way recommend or oppose or interfere with the solicitation of proxies for Portfolio shares held to fund the Contracts without the prior written consent of the Trust, which consent may be withheld in the Trust's sole discretion.

         2.11 The Trust and Underwriter shall pay no fee or other compensation to the Company under this Agreement except as provided on Schedule E, if attached. Nevertheless, the Trust or the Underwriter or an affiliate may make payments (other than pursuant to a Rule 12b-1 Plan) to the Company or its affiliates or to the Contracts' underwriter in amounts agreed to by the Underwriter in writing and such payments may be made out of fees otherwise payable to the Underwriter or its affiliates, profits of the Underwriter or its affiliates, or other resources available to the Underwriter or its affiliates.


                                  ARTICLE III.
                         Representations and Warranties

         3.1 The Company represents and warrants that it is an insurance company duly organized and in good standing under the laws of its state of incorporation and that it has legally and validly established each Account as a segregated asset account under such law as of the date set forth in Schedule A.

         3.2 The Company represents and warrants that, with respect to each Account, (1) the Company has registered or, prior to any issuance or sale of the Contracts, will register the Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated asset account for the Contracts, or (2) if the Account is exempt from registration as an investment company under Section 3(c) of the 1940 Act, the Company will make every effort to maintain such exemption and will notify the Trust and the Adviser immediately upon having a reasonable basis for believing that such exemption no longer applies or might not apply in the future.

         3.3 The Company represents and warrants that, with respect to each Contract, (1) the Contract will be registered under the 1933 Act, or (2) if the Contract is exempt from registration under Section 3(a)(2) of the 1933 Act or under Section 4(2) and Regulation D of the 1933 Act, the Company will make every effort to maintain such exemption and will notify the Trust and the Adviser immediately upon having a reasonable basis for believing that such exemption no longer applies or might not apply in the future. The Company further represents and warrants that the Contracts will be sold by broker-dealers, or their registered representatives, who are registered with the SEC under the 1934 Act and who are members in good standing of the NASD; the Contracts will be issued and sold in compliance in all material respects with all applicable federal and state laws; and the sale of the Contracts shall comply in all material respects with state insurance suitability requirements.

         For any unregistered Accounts which are exempt from registration under the `40 Act in reliance upon Sections 3(c)(1) or 3(c)(7) thereof, the Company represents and warrants that:

          (a)     each   Account  and   sub-account   thereof  has  a  principal
                  underwriter which is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended;

         (b) Trust shares are and will continue to be the only investment securities held by the corresponding Account sub-accounts; and

         (c) with regard to each Portfolio, the Company, on behalf of the corresponding sub-account, will:

                  (1) seek instructions from all Contract owners with regard to the voting of all proxies with respect to Trust shares and vote such proxies only in accordance with such instructions or vote such shares held by it in the same proportion as the vote of all other holders of such shares; and

                  (2) refrain from substituting shares of another security for such shares unless the SEC has approved such substitution in the manner provided in Section 26 of the `40 Act.

         3.4 The Trust represents and warrants that it is duly organized and validly existing under the laws of the State of Massachusetts and that it does and will comply in all material respects with the 1940 Act and the rules and regulations thereunder.

         3.5 The Trust represents and warrants that the Portfolio shares offered and sold pursuant to this Agreement will be registered under the 1933 Act and the Trust shall be registered under the 1940 Act prior to and at the time of any issuance or sale of such shares. The Trust shall amend its registration statement under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares. The Trust shall register and qualify its shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Trust or the Underwriter.

         3.6 The Trust represents and warrants that the investments of each Portfolio will comply with the diversification requirements for variable annuity, endowment or life insurance contracts set forth in Section 817(h) of the Internal Revenue Code of 1986, as amended ("Code"), and the rules and regulations thereunder, including without limitation Treasury Regulation 1.817-5, and will notify the Company immediately upon having a reasonable basis for believing any Portfolio has ceased to comply or might not so comply and will in that event immediately take all reasonable steps to adequately diversify the Portfolio to achieve compliance within the grace period afforded by Regulation 1.817-5.

         3.7 The Trust represents and warrants that it is currently qualified as a "regulated investment company" under Subchapter M of the Code, that it will make every effort to maintain such qualification and will notify the Company immediately upon having a reasonable basis for believing it has ceased to so qualify or might not so qualify in the future.

         3.8 The Trust represents and warrants that should it ever desire to make any payments to finance distribution expenses pursuant to Rule 12b-1 under the 1940 Act, the Trustees, including a majority who are not "interested persons" of the Trust under the 1940 Act ( "disinterested Trustees" ), will formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

         3.9 The Trust represents and warrants that it, its directors, officers, employees and others dealing with the money or securities, or both, of a Portfolio shall at all times be covered by a blanket fidelity bond or similar coverage for the benefit of the Trust in an amount not less that the minimum coverage required by Rule 17g-1 or other regulations under the 1940 Act. Such bond shall include coverage for larceny and embezzlement and be issued by a reputable bonding company.

         3.10 The Company represents and warrants that all of its directors, officers, employees, investment advisers, and other individuals or entities dealing with the money and/or securities of the Trust are and shall be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Trust, in an amount not less than the Trust is required to maintain. The aforesaid bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company. The Company agrees to make all reasonable efforts to see that this bond or another bond containing these provisions is always in effect, and agrees to notify the Trust and the Underwriter in the event that such coverage no longer applies.

         3.11 The Underwriter represents that each Adviser is duly organized and validly existing under applicable corporate law and that it is registered and will during the term of this Agreement remain registered as an investment adviser under the Advisers Act.

         3.12 The Trust currently intends for one or more classes of shares (each, a "Class") to make payments to finance its distribution expenses, including service fees, pursuant to a Plan adopted under Rule 12b-1 under the 1940 Act ("Rule 12b-1"), although it may determine to discontinue such practice in the future. To the extent that any Class of the Trust finances its distribution expenses pursuant to a Plan adopted under Rule 12b-1, the Trust undertakes to comply with any then current SEC and SEC staff interpretations concerning Rule 12b-1 or any successor provisions.


                                   ARTICLE IV.
                               Potential Conflicts

         4.1 The parties acknowledge that a Portfolio's shares may be made available for investment to other Participating Insurance Companies. In such event, the Trustees will monitor the Trust for the existence of any material irreconcilable conflict between the interests of the contract owners of all Participating Insurance Companies. An irreconcilable material conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Portfolio are being managed; (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract owners; or (f) a decision by an insurer to disregard the voting instructions of contract owners. The Trust shall promptly inform the Company of any determination by the Trustees that an irreconcilable material conflict exists and of the implications thereof.

         4.2 The Company agrees to promptly report any potential or existing conflicts of which it is aware to the Trustees. The Company will assist the Trustees in carrying out their responsibilities under the Shared Funding Exemptive Order by providing the Trustees with all information reasonably necessary for the Trustees to consider any issues raised including, but not limited to, information as to a decision by the Company to disregard Contract owner voting instructions. All communications from the Company to the Trustees may be made in care of the Trust.

         4.3 If it is determined by a majority of the Trustees, or a majority of the disinterested Trustees, that a material irreconcilable conflict exists that affects the interests of Contract owners, the Company shall, in cooperation with other Participating Insurance Companies whose contract owners are also affected, at its own expense and to the extent reasonably practicable (as determined by the Trustees) take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, which steps could include: (a) withdrawing the assets allocable to some or all of the Accounts from the Trust or any Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another Portfolio of the Trust, or submitting the question of whether or not such withdrawal should be implemented to a vote of all affected Contract owners and, as appropriate, withdrawal of the assets of any appropriate group (i.e. , annuity contract owners, life insurance policy owners, or variable contract owners of one or more Participating Insurance Companies) that votes in favor of such withdrawal, or offering to the affected Contract owners the option of making such a change; and (b) establishing a new registered management investment company or managed separate account.

         4.4 If a material irreconcilable conflict arises because of a decision by the Company to disregard Contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, the Company may be required, at the Trust's election, to withdraw the affected Account's investment in the Trust and terminate this Agreement with respect to such Account; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested Trustees. Any such withdrawal and termination must take place within six (6) months after the Trust gives written notice that this provision is being implemented. Until the end of such six (6) month period, the Trust shall continue to accept and implement orders by the Company for the purchase and redemption of shares of the Trust.

         4.5 If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to the Company conflicts with a majority of other state regulators, then the Company will withdraw the affected Account's investment in the Trust and terminate this Agreement with respect to such Account within six (6) months after the Trustees inform the Company in writing that it has determined that such decision has created an irreconcilable material conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested Trustees. Until the end of such six (6) month period, the Trust shall continue to accept and implement orders by the Company for the purchase and redemption of shares of the Trust.

         4.6 For purposes of Sections 4.3 through 4.6 of this Agreement, a majority of the disinterested Trustees shall determine whether any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Trust be required to establish a new funding medium for the Contracts. In the event that the Trustees determine that any proposed action does not adequately remedy any irreconcilable material conflict, then the Company will withdraw the Account's investment in the Trust and terminate this Agreement within six (6) months after the Trustees inform the Company in writing of the foregoing determination; provided, however, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable conflict as determined by a majority of the disinterested Trustees.

         4.7 The Company shall at least annually submit to the Trustees such reports, materials or data as the Trustees may reasonably request so that the Trustees may fully carry out the duties imposed upon them by the Shared Funding Exemptive Order, and said reports, materials and data shall be submitted more frequently if reasonably deemed appropriate by the Trustees.

         4.8 If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Shared Funding Exemptive Order, then the Trust and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable.


                                   ARTICLE V.
                                 Indemnification

         5.1 Indemnification By the Company

                           (a) The Company agrees to indemnify and hold harmless
                  the Underwriter, the Trust and each of its Trustees, officers, employees and each person, if any, who controls the Trust within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" and individually the "Indemnified Party" for purposes of this Article V) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company, which consent shall not be unreasonably withheld) or expenses (including the reasonable costs of investigating or defending any alleged loss, claim, damage, liability or expense and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses"), to which the Indemnified Parties may become subject under any statute or regulation, or at common law or otherwise, insofar as such Losses are related to the sale or acquisition of Trust Shares or the Contracts and

                                    (i)  arise  out of or  are  based  upon  any
                           untrue statements or alleged untrue statements of any material fact contained in a disclosure document for the Contracts or in the Contracts themselves or in sales literature generated or approved by the Company on behalf of the Contracts or Accounts (or any amendment or supplement to any of the foregoing) (collectively, "Company Documents" for the purposes of this Article V), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this indemnity shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and was accurately derived from written information furnished to the Company by or on behalf of the Trust for use in Company Documents or otherwise for use in connection with the sale of the Contracts or Trust shares; or

                                    (ii) arise out of or result from  statements
                           or representations (other than statements or representations contained in and accurately derived from Trust Documents as defined in Section 5.2
                           (a)(i)) or wrongful conduct of the Company or persons under its control, with respect to the sale or acquisition of the Contracts or Trust shares; or

                                    (iii) arise out of or result from any untrue
                           statement or alleged untrue statement of a material fact contained in Trust Documents as defined in
                           Section 5.2(a)(i) or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon and accurately derived from written information furnished to the Trust by or on behalf of the Company; or

                                    (iv) arise out of or result from any failure
                           by the Company to provide the services or furnish the materials required under the terms of this Agreement; or

                                    (v) arise out of or result from any material
                           breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company.

                           (b) The Company shall not be liable under this indemnification provision with respect to any Losses to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Trust or Underwriter, whichever is applicable.

                           (c) The Company  shall also not be liable  under this
                  indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Company of any such claim shall not relieve the Company from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the
                  Indemnified Parties, the Company shall be entitled to participate, at its own expense, in the defense of such action. The Company also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Company to such party of the Company's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Company will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.


                           (d) The Indemnified  Parties will promptly notify the
                  Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Trust shares or the Contracts or the operation of the Trust.

         5.2 Indemnification By The Underwriter

                  (a) The Underwriter agrees to indemnify and hold harmless the Company, its affiliated broker-dealer, the underwriter of the Contracts and each of its directors and officers, employees and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" and individually an "Indemnified Party" for purposes of this Section 5.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Underwriter, which consent shall not be unreasonably withheld) or expenses (including the reasonable costs of investigating or defending any alleged loss, claim, damage, liability or expense and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses") to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such Losses are related to the sale or acquisition of the Trust's Shares or the Contracts and:

                           (i) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the Registration Statement, prospectus or sales literature of the Trust (or any amendment or supplement to any of the foregoing) (collectively, the "Trust Documents") or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission of such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Underwriter or Trust by or on behalf of the Company for use in the Registration Statement or prospectus for the Trust or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Trust shares; or

                           (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the disclosure documents or sales literature for the Contracts not supplied by the Underwriter or persons under its control) or wrongful conduct of the Trust, Adviser or Underwriter or persons under their control, with respect to the sale or distribution of the Contracts or Trust shares; or

                           (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a disclosure document or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Trust; or

                           (iv) arise as a result of any failure by the Trust to
                  provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the qualification representation specified in Section 3.7 of this Agreement and the diversification requirements specified in
                  Section 3.6 of this Agreement); or

                           (v) arise out of or result from any  material  breach
                  of any representation and/or warranty made by the Underwriter in this Agreement or arise out of or result from any other material breach of this Agreement by the Underwriter; as limited by and in accordance with the provisions of Sections 5.2(b) and 5.2(c) hereof.

                  (b)  The   Underwriter   shall  not  be  liable   under   this
         indemnification provision with respect to any Losses to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to each Company or the Account, whichever is applicable.

                  (c) The Underwriter shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Underwriter in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Underwriter of any such claim shall not relieve the Underwriter from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Underwriter will be entitled to participate, at its own expense, in the defense thereof. The Underwriter also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Underwriter to such party of the Underwriter's election to assume the defense thereof, the Indemnified Party shall bear the expenses of any additional counsel retained by it, and the Underwriter will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

                  (d) The Company agrees promptly to notify the Underwriter of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of each Account.

         5.3 Indemnification By The Trust

                  (a) The Trust agrees to indemnify and hold harmless the Company, and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 5.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trust, which consent shall not be unreasonably withheld) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of the Board or any member thereof, are related to the operations of the Trust, and arise out of or result from any material breach of any representation and/or warranty made by the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by the Trust; as limited by and in accordance with the provisions of Section 5.3(b) and 5.3(c) hereof. It is understood and expressly stipulated that neither the holders of shares of the Trust nor any Trustee, officer, agent or employee of the Trust shall be personally liable hereunder, nor shall any resort be had to other private property for the satisfaction of any claim or obligation hereunder, but the Trust only shall be liable.

                  (b) The Trust shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against any Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Company, the Trust, the Underwriter or each Account, whichever is applicable.

                  (c) The Trust shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Trust in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claims shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Trust of any such claim shall not relieve the Trust from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Trust will be entitled to participate, at its own expense, in the defense thereof. The Trust also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Trust to such party of the Trust's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Trust will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

                  (d) The Company and the Underwriter agree promptly to notify the Trust of the commencement of any litigation or proceedings against it or any of its respective officers or directors in connection with this Agreement, the issuance or sale of the Contracts, with respect to the operation of either the Account, or the sale or acquisition of share of the Trust.

                                                      ARTICLE VI.
                                                      Termination

         6.1 This Agreement may be terminated by any party in its entirety, for any reason by six months advance written notice, or with respect to one, some or all Portfolios for any reason by sixty (60) days advance written notice delivered to the other parties, and shall terminate immediately in the event of its assignment, as that term is used in the 1940 Act.

         6.2 This Agreement may be terminated immediately by either the Trust or the Underwriter following consultation with the Trustees upon written notice to the Company if :

                    (a) the Company notifies the Trust or the Underwriter that the exemption from registration under Section 3(c) of the 1940 Act no longer applies, or might not apply in the future, to the unregistered Accounts, or that the exemption from registration under Section 4(2) or Regulation D promulgated under the 1933 Act no longer applies or might not apply in the future, to interests under the unregistered Contracts; or

                    (b) either one or both of the Trust or the Underwriter respectively, shall determine, in their sole judgment exercised in good faith, that the Company has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or

                    (c) upon the Company's failure to cure any material breach of this Agreement within thirty days' written notice thereof.


         6.3 This Agreement may be terminated at the option of the Company under the following circumstances:

                           (a) by  written  notice  to the  other  parties  with
                  respect to any Portfolio based upon the Company's determination that shares of such Portfolio are not reasonably available to meet the requirements of the Contracts; or

                           (b)  in  the   event   that   formal   administrative
                  proceedings are instituted against the Trust or the Underwriter by the NASD, the SEC, or any state securities or insurance department or any other regulatory body, if the Company reasonably determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of the Trust or the Underwriter to perform their obligations under this Agreement; or

                           (c) in the event of formal  substitution of shares of
                  any Portfolio with the shares of any other investment company (giving the Trust at least 30 days' notice of any vote therefor); or


                           (d) upon failure by the Trust or the  Underwriter  to
                  cure any material breach of this Agreement within thirty days' written notice thereof.


         6.4 If this  Agreement  is  terminated  for any  reason,  except  under
Article IV (Potential Conflicts) above, the Trust shall, at the option of the Company, continue to make available additional shares of any Portfolio and redeem shares of any Portfolio pursuant to all of the terms and conditions of this Agreement for all Contracts in effect on the effective date of termination of this Agreement. If this Agreement is terminated pursuant to Article IV, the provisions of Article IV shall govern.

         6.5 The provisions of Articles II (Representations and Warranties) and V (Indemnification) shall survive the termination of this Agreement. All other applicable provisions of this Agreement shall survive the termination of this Agreement, as long as shares of the Trust are held on behalf of Contract owners in accordance with Section 6.3, except that the Trust and the Underwriter shall have no further obligation to sell Trust shares with respect to Contracts issued after termination.

         6.6 The Company shall not redeem Trust shares attributable to the Contracts (as opposed to Trust shares attributable to the Company's assets held in the Account) except (i) as necessary to implement Contract owner initiated or approved transactions, (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application (hereinafter referred to as a "Legally Required Redemption"), or (iii) as permitted by an order of the SEC pursuant to Section 26(b) of the 1940 Act. Upon request, the Company will promptly furnish to the Trust and the Underwriter the opinion of counsel for the Company (which counsel shall be reasonably satisfactory to the Trust and the Underwriter) to the effect that any redemption pursuant to clause (ii) above is a Legally Required Redemption. Furthermore, except in cases where permitted under the terms of the Contracts, the Company shall not prevent Contract owners from allocating payments to a Portfolio that was otherwise available under the Contracts without first giving the Trust or the Underwriter 90 days notice of its intention to do so.


                                  ARTICLE VII.
                                    Notices.

         Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

                  If to the Trust or the Underwriter:

                           Templeton Variable Products Series Fund or
                           Franklin Templeton Distributors, Inc.
                           500 E. Broward Boulevard
                           Fort Lauderdale, FL  33394-3091
                           Attention:       Barbara J. Green, Trust Secretary

                                    WITH A COPY TO

                           Franklin Resources, Inc.
                           777 Mariners Island Boulevard
                           San Mateo, CA   94404
                           Attention:Karen L. Skidmore, Senior Corporate Counsel

                  If to the Company:
                           Kansas City Life Insurance Company
                           3520 Broadway
                           Kansas City, Missouri, 64111
                           Attention:  C. John Malacarne, General Counsel

                                  ARTICLE VIII.
                                  Miscellaneous

         8.1 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

         8.2 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

         8.3 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

         8.4 This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Florida. It shall also be subject to the provisions of the federal securities laws and the rules and regulations thereunder and to any orders of the SEC granting exemptive relief therefrom and the conditions of such orders. Copies of any such orders shall be promptly forwarded by the Trust to the Company.

         8.5 The parties to this Agreement acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Trust and that no Trustee, officer, agent or holder of shares of beneficial interest of the Trust shall be personally liable for any such liabilities.

         8.6 Each party shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD, and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

         8.7 The Trust and the Underwriter shall treat as confidential the names and addresses of the Contract owners. The parties shall treat as confidential such other information reasonably identified as confidential in writing by any other party hereto, and, except as permitted by this Agreement or as required by legal process or regulatory authorities, shall not disclose, disseminate, or utilize such names and addresses and other confidential information until such time as they may come into the public domain, without the express written consent of the affected party. Without limiting the foregoing, no party hereto shall disclose any information that such party has been advised is proprietary, except such information that such party is required to disclose by any appropriate governmental authority (including, without limitation, the SEC, the NASD, and state securities and insurance regulators).

         8.8 The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

         8.9 The parties to this Agreement acknowledge and agree that this Agreement shall not be exclusive in any respect.

         8.10 Neither this Agreement nor any rights or obligations hereunder may be assigned by either party without the prior written approval of the other party.

         8.11 No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties.

         IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Participation Agreement as of the date and year first above written.
                         The Company:
                         Kansas City Life Insurance Company
                         By its authorized officer


                         By: /s/Richard L. Finn
                         Name:Richard L. Finn
                         Title:Senior Vice President


                         The Trust:
                         Templeton Variable Products Series Fund
                         By its authorized officer


                         By:/s/Karen L. Skidmore
                         Name: Karen L. Skidmore
                         Title: Assistant Vice President, Assistant Secretary


                         The Underwriter:
                         Franklin Templeton Distributors, Inc.
                         By its authorized officer


                         By: /s/Deborah R. Gatzek
                         Name:  Deborah R. Gatzek
                         Title:    Senior Vice President, Assistant Secretary

                                   SCHEDULE A


                              Separate Accounts of
                       Kansas City Life Insurance Company

     1.   Kansas City Life Variable Life Separate Account
          Date Established:
          SEC Registration Number: 033-95354

     2.   Kansas City Life Variable Annuity  Separate Account
          Date Established:
          SEC Registration Number: 033-89984

                                   SCHEDULE B


                     Trust Portfolios and Classes Available

  Templeton Variable Products Series                    Adviser

Templeton International Fund                  Templeton Investment Counsel, Inc.
         -Class 2

                                   SCHEDULE C

                           Variable Annuity Contracts
                  Issued by Kansas City Life Insurance Company



-------------------  ------------------- ------------------- -----------------
                      Contract 1         Contract 2          Contract 3
------------------- -------------------- ------------------- -----------------
------------------- -------------------- ------------------- -----------------
Contract/Product     Kansas City Life   Kansas City Life   Century II Variable
Name                 Variable Life      Survivorship VUL    Annuity

-------------------- ------------------- ------------------- -----------------
-------------------- ------------------- ------------------- -----------------
Registered (Y/N)             Yes               Yes                Yes
-------------------- ------------------- ------------------- -----------------
-------------------- ------------------- ------------------- -----------------
SEC
Registration
Number
-------------------- ------------------- ------------------- -----------------
-------------------- ------------------- ------------------- -----------------
Representative             J146               J150               J147
Form Numbers
-------------------- ------------------- ------------------- -----------------
-------------------- ------------------- ------------------- -----------------
Separate             Kansas City Life      Kansas City Life    Kansas City Life
Account Name         Variable Life Separate Variable Life      Variable Annuity
                     Account               Separate Account    Separate Account
--------------------- ------------------- ------------------ -----------------
--------------------- ------------------- ------------------ -----------------
SEC                  333-25443                333-25443             33-89984
Registration         33-95354                 33-95354
Number
-------------------- --------------------- ----------------- -----------------
-------------------- --------------------- ----------------- -----------------
Templeton            Templeton             Templeton           Templeton
Variable             Internationa Fund-    International Fund- International
Products Series      Class 2 Shares        Class 2 Shares      Fund-Class 2
Portfolios and       (Templeton            (Templeton          Shares
Classes              Investment Counsel,   Investment Counsel, (Templeton
(Adviser)            Inc.)                 Inc.)               Investment
                                                               Counsel, Inc.)
-------------------- --------------------- ----------------- -----------------



                                   SCHEDULE D


                 Other Portfolios Available under the Contracts

MFS Variable Insurance Trust
         MFS Emerging Growth
         MFS Research
         MFS Total Return
         MFS Utilities
         MFS World Government
         MFS Bond

American Century Variable Portfolios
         VP International

Federated Insurance Series
         Federated American Leaders Fund II
         Federated High Income Bond Fund II
         Federated Prime Money Fund II

Dreyfus Variable Investment Fund
         Capital Appreciation
         Small Capitalization

Dreyfus Stock Index Fund

                                   SCHEDULE E

                                RULE 12B-1 PLANS

                              Compensation Schedule

Each Portfolio named below shall pay the following amounts pursuant to the terms and conditions referenced below under its Class 2 Rule 12b-1 Distribution Plan, stated as a percentage per year of Class 2's average daily net assets represented by shares of Class 2.

Portfolio Name                                       Maximum Annual Payment Rate

TEMPLETON INTERNATIONAL FUND                                  0.25%

                              Agreement Provisions

         If the Company, on behalf of any Account, purchases Trust Portfolio shares ("Eligible Shares") which are subject to a Rule 12b-1 Plan adopted under the 1940 Act (the "Plan"), the Company may participate in the Plan.


         To the extent the Company or its affiliates, agents or designees (collectively "you") provide administrative services for Variable Contracts offering Eligible Shares, the Underwriter, the Trust or their affiliates (collectively, "we") may pay you a Rule 12b-1 fee. "Administrative services" may include furnishing personal services to owners of Contracts which may invest in Eligible Shares ("Contract Owners"), answering routine inquiries regarding a Portfolio, coordinating responses to Contract Owner inquiries regarding the Portfolios, maintaining such accounts or providing such other enhanced services as a Trust Portfolio or Contract may require, maintaining customer accounts and records, or providing other services eligible for service fees as defined under NASD rules. Your acceptance of such compensation is your acknowledgment that eligible services have been rendered. All Rule 12b-1 fees, shall be based on the value of Eligible Shares owned by the Company on behalf of its Accounts, and shall be calculated on the basis and at the rates set forth in the Compensation Schedule stated above. The aggregate annual fees paid pursuant to each Plan shall not exceed the amounts stated as the "annual maximums" in the Portfolio's prospectus, unless an increase is approved by shareholders as provided in the Plan. These maximums shall be a specified percent of the value of a Portfolio's net assets attributable to Eligible Shares owned by the Company on behalf of its Accounts (determined in the same manner as the Portfolio uses to compute its net assets as set forth in its effective Prospectus).


         You shall furnish us with such information as shall reasonably be requested by the Trust's Boards of Trustees ("Trustees") with respect to the Rule 12b-1 fees paid to you pursuant to the Plans. We shall furnish to the Trustees, for their review on a quarterly basis, a written report of the amounts expended under the Plans and the purposes for which such expenditures were made.

         The Plans and provisions of any agreement relating to such Plans must be approved annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and who have no financial interest in the Plans or any related agreement ("Disinterested Trustees"). Each Plan may be terminated at any time by the vote of a majority of the Disinterested Trustees, or by a vote of a majority of the outstanding shares as provided in the Plan, on sixty (60) days' written notice, without payment of any penalty. The Plans may also be terminated by any act that terminates the Underwriting Agreement between the Underwriter and the Trust, and/or the management or administration agreement between Franklin Advisers, Inc. or Templeton Investment Counsel, Inc. or their affiliates and the Trust. Continuation of the Plans is also conditioned on Disinterested Trustees being ultimately responsible for selecting and nominating any new Disinterested Trustees. Under Rule 12b-1, the Trustees have a duty to request and evaluate, and persons who are party to any agreement related to a Plan have a duty to furnish, such information as may reasonably be necessary to an informed determination of whether the Plan or any agreement should be implemented or continued. Under Rule 12b-1, the Trust is permitted to implement or continue Plans or the provisions of any agreement relating to such Plans from year-to-year only if, based on certain legal considerations, the Trustees are able to conclude that the Plans will benefit each affected Trust Portfolio and class. Absent such yearly determination, the Plans must be terminated as set forth above. In the event of the termination of the Plans for any reason, the provisions of this Schedule E relating to the Plans will also terminate.

Any obligation assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Trust and no person shall seek satisfaction thereof from shareholders of the Trust. You agree to waive payment of any amounts payable to you by Underwriter under a Plan until such time as the Underwriter has received such fee from the Fund.

The   provisions  of  the  Plans  shall  control  over  the  provisions  of  the
Participation Agreement, including this Schedule E, in the event of any inconsistency.

You agree to provide complete disclosure as required by all applicable statutes, rules and regulations of all rule 12b-1 fees received from us in the prospectus of the contracts.


                                                       Exhibit 1.A.(8)(h)


                      AMENDMENT TO PARTICIPATION AGREEMENT

                  The Fund Participation Agreement dated as of March 24, 1997 among Kansas City Life Insurance Company, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund) (the "Agreement") is hereby amended as follows:

          Exhibit A is amended to read in its entirety as follows:

                                         "EXHIBIT A
                                  List of Participating Funds

                             Dreyfus Stock Index Fund
                             Dreyfus Variable Investment Fund:
                                     Small Cap Portfolio
                                     Capital Appreciation Portfolio
                             The Dreyfus Socially Responsible Growth Fund, Inc."

          All other terms and provisions of the Agreement not amended hereby shall remain in full force and effect.

Effective Date:  February 25, 1999


                                        KANSAS CITY LIFE INSURANCE COMPANY

                                        By: /s/Richard L. Finn
                                        Its:  SVP

                                        DREYFUS LIFE AND ANNUITY INDEX FUND,
                                        INC. (d/b/a Dreyfus Stock Index Fund)

                                        By: /s/M. Petrucelli
                                        Its:  Vice President

                                        THE DREYFUS SOCIALLY RESPONSIBLE
                                        GROWTH FUND, INC.

                                        By: /s/M. Petrucelli
                                        Its:  Vice President

                                        DREYFUS VARIABLE INVESTMENT FUND

                                        By: /s/M. Petrucelli
                                        Its:  Vice President









                                                       Exhibit 1.A.(11)






APRIL 1999

DESCRIPTION OF ISSUANCE,

TRANSFER AND REDEMPTION PROCEDURES FOR CONTRACTS

PURSUANT TO RULE 6e-3(T)(b)(12)(iii)

FOR FLEXIBLE PREMIUM LIFE INSURANCE CONTRACTS

ISSUED BY

KANSAS CITY LIFE INSURANCE COMPANY

This document sets forth the current administrative procedures that will be followed by Kansas City Life Insurance Company ("Kansas City Life") in connection with its issuance of individual flexible premium variable life insurance contracts (the "Contracts"), the transfer of assets held thereunder, and the redemption by Contract owners (the "Owners") of their interests in those Contracts. Capitalized terms used herein have the same meaning as in the prospectus for the Contract that is included in the current registration statement on Form S-6 for the Contract as filed with the Securities and Exchange Commission ("Commission" or "SEC").

I.   Procedures   Relating  to  Purchase  and  Issuance  of  the  Contracts  and
     Acceptance of Premiums

A. Offer of the Contracts, Applications, Initial Net Premiums, and Issuance of the Contracts

1. Offer of the Contracts. The Contracts will be offered and sold for premiums pursuant to established premium schedules and underwriting standards in accordance with state insurance laws. Premiums for the Contracts and related insurance charges will not be the same for all Owners selecting the same
Specified Amount. Insurance is based on the principle of pooling and distribution of mortality risks, which assumes that each Owner pays a premium and related insurance charges commensurate with the Insured's mortality risk as actuarially determined utilizing factors such as age, sex, level of specified amount, health and occupation. A uniform premium and insurance charges for all Insureds would discriminate unfairly in favor of those Insureds representing greater risk. Although there will be no uniform insurance charges for all Insureds, there will be a uniform insurance rate for all Insureds of the same risk class and same band for cost of insurance rates. A description of the Monthly Deduction under the Contract, which includes charges for cost of insurance and for supplemental benefits, is in Appendix A to this memorandum.

2. Application. To purchase a Contract, the Owner must complete an application and submit it through an authorized Kansas City Life agent. An application will not be deemed to be complete unless all required information, including without limitation age, sex, and medical and other background information, has been provided in the application.

If the applicant is eligible for temporary insurance coverage, a temporary insurance agreement "TIA") should also accompany the application. The TIA provides temporary insurance coverage prior to the date when all underwriting and other requirements have been met and the application has been approved, with certain limitations, as long as an initial premium payment accompanies the TIA. In accordance with Kansas City Life's underwriting rules, temporary life insurance coverage may not exceed $250,000. The TIA may not be in effect for more than 60 days. At the end of the 60 days, the TIA coverage terminates and the initial premium will be returned to the applicant.

3. Payment of Minimum Initial Premium and Determination of Contract Date. With the TIA, the applicant must pay an initial premium payment at the time of application that is at least equal to two Guaranteed Monthly Premiums (one Guaranteed Monthly Premium is required for Contracts when premium payments will be made under a pre-authorized payment arrangement). The minimum initial premium payment required depends on a number of factors, such as the age, sex and risk class of the proposed Insured, the Initial Specified Amount, any supplemental and/or rider benefits and the Planned Periodic Premium payments the Owner proposes to make. (See "Planned Periodic Premiums," below.)

In general, policies that are submitted with the required premium payment (and the premium payment is submitted in "good order") will have a Contract Date which will be the date of the TIA. However, if the Contract Date is calculated to be the 29th, 30th or 31st of the month then the date will be set to the 1st of the next following month. For Contracts where premium is not accepted at the time of application or Contracts where values are applied to the new Contract from another contract, the Contract Date will be the approval date plus up to seven days, unless the approval is the 27th, 28th or 29th of the month in which case then the Contract Date would be the first of the next month. There are several exceptions to these rules based on the type of billing, whether the contract involves a conversion and/or whether the specified amount exceeds $250,000.

Pre-Authorized Check Payment Plan (PAC) or Combined Billing (CB) -- Premium with Application If PAC or CB is requested and the initial premium is taken with the application, the Contract Date will be the later of the TIA date or the first of the month of approval. Combined Billing is a billing where more than one Kansas City Life contract is billed together.

Combined Billing (CB)--No Premium With Application
If CB is requested and the initial premium is not taken with the application, the Contract Date will be the earlier of the 1st month after the Contract is approved or the date the initial premium is received. However, if approval occurs on the 1st, 2nd, 3rd, 4th or 5th of the month the Contract Date will be the first of the same month that the Contract is approved. In addition, if the Contract Date is calculated to be the 29th, 30th or 31st of the month then the date will be set to the 1st of the following month.

Government Allotment (GA) and Federal Allotment (FA)
If GA or FA is requested on the application and an initial premium is taken with the application, the Contract Date will be the 1st of the month of approval. If GA or FA is requested and no initial premium is received the Contract Date will be the first of the month for which a full monthly allotment is received.

Conversions
If a Kansas City Life term insurance product is converted to a new Contract the Contract Date will be the date that the previous contract was paid to. If there is more than one term policy being converted, the Contract Date will be determined by the contract with the earliest date that premiums were paid to.

Specified Amount Exceeds $250,000
If the specified amount requested exceeds $250,000 and an initial premium is taken with the application, the Contract Date will be the later of the TIA date of the 1st of the month of approval.

Kansas City Life may specify the form in which a premium payment must be made in order for the premium to be in "good order." Ordinarily, a check will be deemed to be in good order upon receipt, although Kansas City Life may require that the check first be converted into federal funds. In addition, for a premium to be received in "good order," it must be accompanied by all required supporting documentation, in whatever form required.

An initial premium will not be accepted from applicants that are not eligible for TIA coverage. Coverage under the Contract begins on the Contract Date, and Kansas City Life will deduct Contract charges as of the Contract Date.

The Contract Date is determined by these guidelines except, as provided for under state insurance law, the Owner may be permitted to backdate the Contract to preserve insurance age. In no case may the Contract Date be more than six months prior to the date the application was completed. Monthly Deductions will be charged from the Contract Date. If coverage under an existing Kansas City Life insurance contract is being replaced, that contract will be terminated and values will be transferred on the date when all underwriting and other requirements have been met and the application has been approved. (For a discussion of underwriting requirements, see "Underwriting Requirements" below). Kansas City Life will deduct contract charges as of the Contract Date.

4. Underwriting Requirements. Kansas City Life requires satisfactory evidence of the proposed Insured's insurability, which may include a medical examination of the proposed Insured. The available issue ages are 0 through 80 on a standard nonsmoker basis, 15 through 80 on a preferred nonsmoker basis, and 15 through 80 on a smoker basis. Age is determined on the Insured's age last birthday on the Contract Date. The minimum Specified Amount is $100,000 for issue ages 0 through
49. The minimum Specified Amount is $50,000 for issue ages 50 through 80. Acceptance of an application depends on Kansas City Life's underwriting rules, and Kansas City Life reserves the right to reject an application.

5. Determination of Owner of the Contract. The Owner of the Contract may exercise all rights provided under the Contract. The Insured is the Owner, unless a different Owner is named in the application. The Owner may by Written Notice name a contingent Owner or a new Owner while the Insured is living. Unless a contingent Owner has been named, on the death of the last surviving Owner, ownership of the Contract passes to the estate of the last surviving Owner, who will become the Owner if the Owner dies. The Owner may also be changed prior to the Insured's death by Written Notice satisfactory to Kansas City Life.

B.      Payment and Acceptance of Additional Premiums

1. Generally. Additional unscheduled premium payments can be made at any time while the Contract is in force. Kansas City Life has the right to limit the number and amount of such premium payments and to require satisfactory evidence of insurability prior to accepting unscheduled premiums. A loan repayment must be clearly marked as such or it will be credited as a premium. No premium payment will be accepted after the Maturity Date.

2. Procedures for Accepting Additional Premium Payments. Premium payments must be made by check payable to Kansas City Life Insurance Company or by any other method that Kansas City Life deems acceptable. Kansas City Life may specify the form in which a premium payment must be made in order for the premium to be in "good order." Ordinarily, a check will be deemed to be in good order upon receipt, although Kansas City Life may require that the check first be converted into federal funds. In addition, for a premium to be received in "good order," it must be accompanied by all required supporting documentation, in whatever form required.

Total premiums paid may not exceed premium limitations for life insurance set forth in the Internal Revenue Code. Kansas City Life will monitor Contracts and will notify the Owner if a premium payment exceeds this limit and will cause the Contract to violate the definition of insurance. The owner may choose to take a refund of the portion of the premium payment that is determined to be in excess of applicable limitations, or the Owner may submit an application to modify the Contract so it continues to qualify as a contract for life insurance. Modifying the Contract may require evidence of insurability. (See "Underwriting Requirements" above.) Kansas City Life will monitor Contracts and will attempt to notify the Owner on a timely basis if premiums paid under a Contract exceed the "7-Pay Test" as set forth in the Internal Revenue Code and, therefore, the Contract is in jeopardy of becoming a modified endowment contract.

3. Planned Periodic Premiums. When applying for a Contract, the Owner selects a plan for paying level premium payments at specified intervals, e.g., monthly, quarterly, semi-annually or annually. If the Owner elects, Kansas City Life will also arrange for payment of Planned Periodic Premiums on a monthly or quarterly basis under a pre-authorized payment arrangement. The Owner is not required to pay premium payments in accordance with these plans; rather, the Owner can pay more or less than planned or skip a Planned Periodic Premium entirely. Each premium after the initial premium must be at least $25. Kansas City Life may increase this minimum limit 90 days after sending the Owner a Written Notice of such increase. Subject to the limits described above, the Owner can change the amount and frequency of Planned Periodic Premiums by sending Written Notice to the Home Office. Kansas City Life, however, reserves the right to limit the amount of a premium payment or the total premium payments paid, as discussed above.

4. Guaranteed Payment Period and Guaranteed Monthly Premium. A Guaranteed Payment Period is the period during which Kansas City Life guarantees that the Contract will not lapse if the amount of total premiums paid is greater than or equal to the sum of: (1) the accumulated Guaranteed Monthly Premiums in effect on each prior Monthly Anniversary Day, and (2) an amount equal to the sum of any partial surrenders taken and Indebtedness under the Contract. The Guaranteed Payment Periods are five years following the Contract Date and five years following the effective date of an increase in the Specified Amount.

The Guaranteed Monthly Premium is shown in the Contract. The per $1,000 Guaranteed Monthly Premium factors for the Specified Amount vary by risk class, issue age, and sex. Additional premiums for substandard ratings and supplemental and/or rider benefits are included in the Guaranteed Monthly Premium. However, upon a change to the Contract, Kansas City Life will recalculate the Guaranteed Monthly Premium and will notify the Owner of the new Guaranteed Monthly Premium and amend the Owner's Contract to reflect the change.

5. Premium Payments Upon Increase in Specified Amount. A new Guaranteed Payment Period begins on the effective date of an increase in Specified Amount. The Owner will be notified of the new Guaranteed Monthly Premium for this period. Depending on the Contract Value at the time of an increase in the Specified Amount and the amount of the increase requested, an additional premium payment may be necessary or a change in the amount of Planned Periodic Premiums may be advisable.

6. Premium Payments to Prevent Lapse. Failure to pay Planned Periodic Premiums will not necessarily cause a Contract to lapse. Conversely, paying all Planned Periodic Premiums will not guarantee that a Contract will not lapse. The conditions that will result in the Owner's Contract lapsing will vary, as follows, depending on whether a Guaranteed Payment Period is in effect.

a. During the Guaranteed Payment Period. A grace period starts if on any Monthly Anniversary Day the Cash Surrender Value is less than the amount of the Monthly Deduction and the accumulated premiums paid as of the Monthly Anniversary Day are less than required to guarantee the Contract will not lapse during the Guaranteed Payment Period. The premium required to keep the Contract in force will be an amount equal to the lesser of: (1) the amount to guarantee the
Contract will not lapse during the Guaranteed Payment Period less the accumulated premiums paid; and (2) an amount sufficient to provide a cash surrender value equal to three Monthly Deductions.

b. After the Guaranteed Payment Period. A grace period starts if the Cash Surrender Value on a Monthly Anniversary Day will not cover the Monthly Deduction. A premium sufficient to provide a cash surrender value equal to three Monthly Deductions must be paid during the grace period to keep the Contract in force.

7. Grace Period. The grace period is a 61-day period to make a premium payment sufficient to prevent lapse. Kansas City Life will send notice of the amount required to be paid during the grace period to the Owner's last known address and the address of any assignee of record. The grace period will begin when the notice is sent. The Owner's Contract will remain in force during the grace period. If the Insured should die during the grace period, the Death Benefit proceeds will still be payable to the Beneficiary, although the amount paid will reflect a reduction for the Monthly Deductions due on or before the date of the Insured's death (and for any Indebtedness). If the grace period premium payment has not been paid before the grace period ends, the Owner's Contract will lapse. It will have no value and no benefits will be payable. A grace period also may begin if Indebtedness becomes excessive.

C.      Allocation and Crediting of Initial and Additional Premiums

1. The Separate Account, Subaccounts, and Fixed Account. The variable benefits under the Contracts are supported by the Kansas City Life Variable Life Separate Account (the "Variable Account"). The Variable Account currently consists of 21 Subaccounts, the assets of which are used to purchase shares of a designated corresponding mutual fund Portfolio that is part of one of the following Funds:
MFS Variable Insurance Trust ("MFS Trust"), American Century Variable Portfolios Inc. ("American Century Variable Portfolios"), Federated Insurance Series, Dreyfus Variable Investment Fund, Dreyfus Stock Index Fund, Dreyfus Socially Responsible Growth Fund, Inc., J.P. Morgan Series Trust II, Templeton Variable Products Series Fund and Calamos Insurance Trust. Each Fund is registered under the Investment Company Act of 1940 as an open-end management investment company. Owners also may allocate Contract Value to Kansas City Life's general account (the "Fixed Account"). Additional Subaccounts may be added from time to time to invest in portfolios of MFS Trust, American Century Variable Portfolios, Federated Insurance Series, Dreyfus Variable Investment Fund, Dreyfus Stock Index Fund, Dreyfus Socially Responsible Growth Fund, Inc, J.P. Morgan Series Trust II, Templeton Variable Products Series Fund and Calamos Insurance Trust or any other investment company. Not all funds may be available in California. Kansas City Life may limit the number of Subaccounts to which premiums may be allocated. We will never limit the number to less than 12.

2. Allocations Among the Accounts. Net Premiums and Contract Value are allocated to the Subaccounts and the Fixed Account in accordance with the following procedures.

a. General. In the Contract application, the Owner specifies the percentage of a Net Premium to be allocated to each Subaccount and to the Fixed Account. The sum of the allocations must equal 100%, and Kansas City Life reserves the right to limit the number of Subaccounts to which premiums may be allocated. The Owner can change the allocation percentages at any time, subject to these rules, by sending Written Notice to the Home Office. The change will apply to premium payments received with or after receipt of that Written Notice.

b. Allocation of Initial Premium. On the Allocation Date, the initial Net Premium will be allocated to the Money Market Subaccount. The Allocation Date is the later of the date when all underwriting and other requirements have been met and an application has been approved, or the date the initial premium is received in good order at the Home Office. Kansas City Life may specify the form in which a premium payment must be made in order for the premium to be in "good order." Ordinarily, a check will be deemed to be in good order upon receipt, although Kansas City Life may require that the check first be converted into federal funds. In addition, for a premium to be received in "good order," it must be accompanied by all required supporting documentation, in whatever form required. If any additional premiums are received in good order before the Reallocation Date (as defined below), the corresponding Net Premiums also will be allocated to the Money Market Subaccount. The "free-look" period under the Contract is assumed to end on the Reallocation Date, and on that date, Contract Value in the Money Market Subaccount will be allocated to the Subaccounts and to the Fixed Account based on the Net Premium allocation percentages specified in the application. The Reallocation Date is 30 days after the Allocation Date.

c. Allocation of Additional Premiums. Premiums received on or after the Reallocation Date will be credited to the Contract and the Net Premiums will be invested as requested on the Valuation Day they are received at Kansas City Life's Home Office, except if additional underwriting is required. Premium payments requiring additional underwriting will not be credited to the Contract until underwriting has been completed and the premium payment has been accepted. (See "Underwriting Requirements" above). If the additional premium payment is rejected, Kansas City Life will return the premium payment immediately, without any adjustment for investment experience.

II.     Transfers Among Accounts

        A.      Transfer Privilege

1. General. After the Reallocation Date and prior to the Maturity Date, the Owner may transfer all or part of an amount in the Subaccount(s) to another Subaccount(s) or to the Fixed Account, or transfer a part of an amount in the Fixed Account to the Subaccount(s), subject to the restrictions described below. Kansas City Life will make the transfer on the date that it receives Written Notice requesting such transfer.

2. General Restrictions on Transfer Privilege. The minimum transfer amount is the lesser of $250 or the entire amount in that Subaccount or the Fixed Account. A transfer request that would reduce the amount in a Subaccount or the Fixed Account below $250 will be treated as a transfer request for the entire amount in that Subaccount or the Fixed Account. There is no limit on the number of transfers that can be made among Subaccounts or to the Fixed Account. However, only one transfer may be made from the Fixed Account each Contract Year. (For a description of those restrictions, see "Restrictions on Transfers from Fixed Account," below.) The first six transfers during each Contract Year are free. Any unused free transfers do not carry over to the next Contract Year. Kansas City Life will assess a $25 Transfer Processing Fee for the seventh and each subsequent transfer during a Contract Year. For the purpose of assessing the fee, each Written Request (or telephone request described below) is considered to be one transfer, regardless of the number of Subaccounts or the Fixed Account affected by the transfer. The processing fee will be deducted from the amount being transferred or from the remaining Contract Value, according to the Owner's instructions.

3. Restrictions on Transfers from Fixed Account. One transfer each Contract Year is allowed from the Fixed Account to any or all of the Subaccounts. The amount transferred from the Fixed Account may not exceed 25% of the unloaned Fixed Account Value on the date of transfer, unless the balance after the transfer is less than $250, in which case Kansas City Life will transfer the entire amount.

B.      Telephone Authorizations

1. Election of the Program. Transfers, changes in premium allocation, changes in dollar cost averaging, changes in portfolio rebalancing and loan requests will be based upon instructions given by telephone, provided the appropriate election has been made at the time of application or proper authorization has been provided to Kansas City Life. Kansas City Life reserves the right to suspend telephone transfer, premium allocation and/or loan privileges at any time, for any reason, if it deems such suspension to be in the best interests of Contract Owners.


2. Procedures Employed to Confirm Genuineness of Telephone Transfer, Premium Allocation Changes and Loan Privileges Instructions. Kansas City Life will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if Kansas City Life follows those procedures it will not be liable for any losses due to unauthorized or fraudulent instructions.
Kansas City Life may be liable for such losses if it does not follow those reasonable procedures. The procedures Kansas City Life will follow for telephone transfers, premium allocation changes and loans include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone.

C.      Dollar Cost Averaging Plan

1. General. The Dollar Cost Averaging Plan, if elected, enables the Owner to transfer systematically and automatically, on a monthly basis for a period of 3 to 36 months, specified dollar amounts from the Money Market Subaccount to other Subaccounts. At least $250 must be transferred from the Money Market Subaccount each month. The required amounts may be allocated to the Money Market Subaccount through initial or subsequent premium payments or by transferring amounts into the Money Market Subaccount from the other Subaccounts or from the Fixed Account (which may be subject to certain restrictions).

2. Election and Operation of the Program. The Owner may elect this plan at the time of application by completing the authorization on the application or at any time after the Contract is issued by properly completing the election form and returning it to Kansas City Life. The election form allows the Owner to specify the number of months for the Dollar Cost Averaging Plan to be in effect. Changes may be made in dollar cost averaging by telephone if proper authorization has been provided. Dollar cost averaging transfers will commence on the next Monthly Anniversary Day on or next following the Reallocation Date or the date The Owner requests. Dollar cost averaging will terminate at the completion of the designated number of months, when the value of the Federated Prime Money Fund II Subaccount is completely depleted, or the day Kansas City Life receives Written Notice instructing Kansas City Life to cancel the Dollar Cost Averaging Plan.

Transfers made from the Money Market Subaccount for the Dollar Cost Averaging Plan will not count toward the six transfers permitted each Contract Year without imposing the Transfer rocessing Fee.

D.      Portfolio Rebalancing Plan

1. General. The Owner may elect to have the accumulated balance of each Subaccount redistributed to equal a specified percentage of the Variable Account Value. This will be done on a quarterly basis at three-month intervals from the Monthly Anniversary Day on which the Portfolio Rebalancing Plan commences.

2. Election and Operation of the Plan. If elected, this plan automatically adjusts the Owner's Portfolio mix to be consistent with the allocation most recently requested. The redistribution will not count toward the six transfers permitted each Contract Year without imposing the Transfer Processing Fee. Changes may be made in the Portfolio Rebalancing Plan if proper authorization has been provided. If the Dollar Cost Averaging Plan has been elected and has not been completed, the Portfolio Rebalancing Plan will commence on the Monthly Anniversary Day following the termination of the Dollar Cost Averaging Plan. If the Contract Value is negative at the time portfolio rebalancing is scheduled, the re-distribution will not be completed.

Portfolio rebalancing will terminate when the Owner requests any transfer unless the Owner authorizes a change in allocation at that time or the day Kansas City Life receives written notice instructing Kansas City Life to cancel the plan.

III. "Redemption" Procedures: Full and Partial Surrenders, Maturity Benefit, Death Benefits, and Loans

A.      "Free-Look" Period

The Owner may cancel the Contract for a refund during the "free-look" period. This period expires 10 days after the Owner receives the Contract, 45 days after the application for the Contract is signed, or 10 days after Kansas City Life mails or delivers a Notice of Withdrawal Right (described below), whichever is latest. If the Owner decides to cancel the Contract, the Owner must return it by mail or other delivery method to the Home Office or to the authorized Kansas City Life agent who sold it. Immediately after mailing or delivery, the Contract will be deemed void from the beginning. Within seven calendar days after Kansas City Life receives the returned Contract, Kansas City Life will refund premiums paid. In some states we may be required to refund the greater of Contract Value and premiums paid.

In addition, the Owner may cancel an increase in Specified Amount that the Owner has requested within 10 days after the Owner receives the adjusted Contract, within 45 days after the date the application for the increased coverage is signed, or within 10 days after Kansas City Life mails the Notice of Withdrawal Right for the Specified Amount increase, whichever is latest. The Specified Amount increase will be canceled from its beginning and any charges attributable to the increase will be returned to Contract Value.

B. Notice of Withdrawal Right Required by Rule 6e-3(T)(b)(13)(viii) Upon issuance of a Contract, Kansas City Life will send by first class mail or personal delivery to the Contract Owner a written document containing (i) a notice of the right to return the Contract to Kansas City Life or to one of its authorized agents before the latest of: (a) 10 days after the Owner receives the Contract; (b) 45 days after the application for the Contract is signed; and (c) 10 days after Kansas City Life mails or delivers such notice of the right to return the Contract to the Owner; (ii) a statement of Contract fees and other charges and an illustration of guideline annual premiums, death benefits, and cash surrender values applicable to the age, sex, and risk class of the Insured; and (iii) a form of request for refund of gross premiums paid on the Contract setting forth (a) instructions as to the manner in which a refund may be obtained, including the address to which the request form should be mailed; and
(b) spaces necessary to indicate the date of such request, the Contract number, and the signature of the Contract Owner.

C.      Surrendering the Contract for Cash Surrender Value

The Owner may surrender the Contract at any time for its Cash Surrender Value by submitting a written request to the Home Office. Kansas City Life may require return of the Contract. A Surrender Charge may apply. A surrender request will be processed as of the date the Owner's written request and all required documents are received. Payment will generally be made within seven calendar days. The Cash Surrender Value may be taken in one lump sum or it may be applied to a payment option. The Owner's Contract will terminate and cease to be in force if it is surrendered for one lump sum. It cannot later be reinstated.

D.      Partial Surrenders

1. General. The Owner may make partial surrenders under the contract at any time, subject to the conditions below. The Owner must submit a Written Request to the Home Office. Each partial surrender must be at least $500. The partial surrender amount may not exceed the Cash Surrender Value, less $300. A Partial Surrender Fee will be assessed on a partial surrender. This charge will be deducted from the Owner's Contract Value along with the amount requested to be surrendered and will be considered part of the surrender (together, "partial surrender amount"). As of the date Kansas City Life receives a Written Request for a partial surrender, the Contract Value will be reduced by the partial surrender amount.

2. Allocation of Partial Surrender Among the Accounts. When the Owner requests a partial surrender, the Owner can direct how the partial surrender amount will be deducted from Contract Value in the Subaccounts and Fixed Account. If the Owner provides no directions, the partial surrender amount will be deducted from Contract Value in the Subaccounts and Fixed Account on a pro-rata basis.

3. Effect of Partial Surrender on Death Benefit. If Coverage Option A is in effect, Kansas City Life will reduce the Specified Amount by an amount equal to the partial surrender amount, less the excess, if any, of the Death Benefit over the Specified Amount at the time the partial surrender is made. If the partial surrender amount is less than the excess of the Death Benefit over the Specified Amount, the Specified Amount will not be reduced. Kansas City Life reserves the right to reject a partial surrender request if the partial surrender would reduce the Specified Amount below the minimum amount for which the Contract would be issued under Kansas City Life's then-current rules, or if the partial surrender would cause the Contract to fail to qualify as a life insurance contract under applicable tax laws, as interpreted by Kansas City Life.

4. Date Partial Surrender Requests Are Processed. Partial surrender requests will be processed as of the date the Owner's written request is received in good order, and generally will be paid within seven calendar days. A written request for a partial surrender will be deemed to be good order when, among other things, all required supporting documentation has been received.

E.      Surrender Charge

During the first fifteen Contact Years, a Surrender Charge will be deducted from the Contract Value if the Contract is completely surrendered or lapses or the Specified Amount is reduced (including when a partial surrender reduces the Specified Amount). The Surrender Charge is the sum of two parts, the Deferred Sales Load and the Deferred Administrative Expense. The total Surrender Charge will not exceed the maximum Surrender Charge set forth in the Contract. An additional Surrender Charge and Surrender Charge period will apply to each portion of the Contract resulting from a Specified Amount increase, starting with the effective date of the increase.

Any Surrender Charge deducted upon lapse is credited back to the Contract Value upon reinstatement. The Surrender Charge on the date of reinstatement will be the same as it was on the date of lapse. For purposes of determining the Surrender Charge on any date after reinstatement, the period the Contract was lapsed will not count.

1. Deferred Sales Load. The Deferred Sales Load is 30% of actual premiums paid up to a maximum premium amount shown in the Contract. The maximum premium amount shown in the Contract is based on the issue Age, sex, Specified Amount, and smoking class applicable to the Insured. If the Owner increases the Contract's Specified Amount, a separate Deferred Sales Load will apply to the Specified Amount increase, based on the Insured's Age, sex, and smoking class at the time of the increase.

The Deferred Sales Load in the first nine years of the Surrender Charge period is 30% of actual premiums paid up to the maximum premium amount shown in the Contract. After the ninth year of the Surrender Charge Period, the Deferred Sales Load declines until it reaches 0% in the fifteenth year of the Surrender Charge period.



2. Deferred Administrative Expense. The Table below shows the Deferred Administrative Expense deducted if the Owner surrenders, lapses, reduces the Specified Amount, or takes a partial surrender during the first fifteen Contract Years or during the fifteen years following an increase in Specified Amount. The Deferred Administrative Expense is an amount per $1,000 of Specified Amount and will grade down to zero at the end of fifteen years.

Table of Deferred Administrative Expenses per $1,000 of Specified Amount
                  End of Year*            Deferred Administrative Expense
                        1-5                     5.00
                        6                       4.50
                        7                       4.00
                        8                       3.50
                        9                       3.00
                        10                      2.50
                        11                      2.00
                        12                      1.50
                        13                      1.00
                        14                      0.50
                        15                      0.00

                * End of year means number of completed Contract years or number of completed years following an increase in Specified Amount.

                After the fifth year, the Deferred Administrative Expense between years will be pro-rated monthly. The charge for the first five years will be level.

F.      Partial Surrender Fee
Kansas City Life will deduct an administrative charge upon a partial surrender. This charge is the lesser of 2% of the amount surrendered or $25. This charge will be deducted from the Contract Value in addition to the amount requested to be surrendered and will be considered to be part of the partial surrender amount.

G.      Redemptions for Monthly Deduction

On the Allocation Date, Kansas City Life will deduct Monthly Deductions for the Contract Date and each Monthly Anniversary that have occurred prior to the Allocation Date. (The Monthly Deduction is described in Appendix A.) Subsequent Monthly Deductions will be made as of each Monthly Anniversary Day thereafter. The Owner's Contract Date is the date used to determine the Owner's Monthly Anniversary Day. The Monthly Deduction consists of (1) cost of insurance charges, (2) administration fees, and (3) any charges for supplemental and/or rider benefits. The Monthly Deduction is deducted from the Variable Accounts and Fixed Account pro rata on the basis of the portion of Contract Value in each account on the Monthly Anniversary Day.

H.      Death Benefits

As long as the Contract remains in force, Kansas City Life will pay the Death Benefit proceeds upon receipt at the Home Office of proof of the Insured's death that Kansas City Life deems satisfactory. Kansas City Life may require return of the Contract. The Death Benefit will be paid in a lump sum generally within seven calendar days of receipt of satisfactory proof or, if elected, under a payment option. The Death Benefit will be paid to the Beneficiary.

Under certain circumstances and in accordance with established administrative procedures, we will pay death benefit proceeds through Kansas City Life's Personal Growth Account, an interest bearing account. Proceeds paid through the Personal Growth Account are placed in our general account. Check-writing privileges are provided in the Personal Growth Account under which the bank that pays the check will be reimbursed by Kansas City Life out of the proceeds held in our general account. The Personal Growth Account is not a bank account and is not insured nor guaranteed by the FDIC or any other government agency. A Contract Owner or beneficiary (whichever applicable) will have immediate access to the proceeds by writing a check on the account. We pay interest from the date of death to the date the Personal Growth Account is closed.

1. Amount of Death Benefit Proceeds. The Death Benefit proceeds are equal to the sum of the Death Benefit under the Coverage Option selected calculated on the date of the Insured's death, plus any supplemental and/or rider benefits, minus any Indebtedness on that date and, if the date of death occurred during a grace period, minus any past due Monthly Deductions. Under certain circumstances, including without limitation when the age or sex of the Insured has been misstated or when the Insured dies by suicide within two years of the Contract Date or within two years after the effective date of any increase in the Specified Amount, the amount of the Death Benefit may be further adjusted. If part or all of the Death Benefit is paid in one sum, Kansas City Life will pay interest on this sum as required by applicable state law from the date of receipt of due proof of the Insured's death to the date of payment.

2. Coverage Options. The Contract Owner may choose one of two Coverage Options, which will be used to determine the Death Benefit. Under Option A, the Death Benefit is the greater of the Specified Amount or the Applicable Percentage (as described below) of Contract Value on the date of the Insured's death. Under Option B, the Death Benefit is the greater of the Specified Amount plus the Contract Value on the date of death, or the Applicable Percentage of the Contract Value on the date of the Insured's death.

If investment performance is favorable, the amount of the Death Benefit may increase. However, under Option A, the Death Benefit ordinarily will not change for several years to reflect any favorable investment performance and may not change at all. Under Option B, the Death Benefit will vary directly with the investment performance of the Contract Value.

The "Applicable Percentage" is 250% when the Insured has attained Age 40 or less, and decreases each year thereafter to 100% when the Insured has attained Age 95.

3. Initial Specified Amount and Coverage Option. The Initial Specified Amount is set at the time the Contract is issued. The Owner may change the Specified Amount from time to time, as discussed below. The Owner selects the Coverage Option when the Owner applies for the Contract. The Owner also may change the Coverage Option, as discussed below.

4. Changes in Coverage Option. We reserve the right to require that the Contract be in force for one Contract Year before any change in Coverage Option and that no more than one change in Coverage Option be made in any 12-month period. On or after the first Contract Anniversary, the Owner may change the Coverage Option on the Contract subject to the following rules. After the Coverage Option has been changed, it cannot be changed again for the next twelve Contract Months. After any change, the Specified Amount must be at least $100,000 for issue Ages 0-49 and $50,000 for issue Ages 50-80. The effective date of the change will be the Monthly Anniversary Day that coincides with or next follows the day that Kansas City Life receives and accepts the request. Kansas City Life may require satisfactory evidence of insurability. (See "Underwriting requirements," above.)

When a change from Option A to Option B is made, the Specified Amount after the change is effective will be equal to the Specified Amount before the change. The Death Benefit will increase by the Contract Value on the effective date of the change. When a change from Option B to Option A is made, the Specified Amount after the change will be equal to the Specified Amount before the change is effected plus the Contract Value on the effective date of the change.

5. Ability to Adjust Specified Amount. We reserve the right to require that the Contract be in force for one Contract Year before a change in Specified Amount and we reserve the right to only allow one change in Specified Amount every twelve Contract months. If a change in the Specified Amount would result in total premiums paid exceeding the premium limitations prescribed under current tax law to qualify the Contract as a life insurance contract, Kansas City Life will refund, after the next Monthly Anniversary, to the Owner the amount of such excess above the premium limitations.

Kansas City Life reserves the right to decline a requested decrease in the Specified Amount if compliance with the guideline premium limitations under current tax law resulting from this decrease would result in immediate termination of the Contract, or if to effect the requested decrease, payments to the Owner would have to be made from the Contract Value for compliance with the guideline premium limitations, and the amount of such payments would exceed the Cash Surrender Value under the Contract.

The Specified Amount after any decrease must be at least $100,000 for Contracts that were issued at issue Ages 0-49 and $50,000 for Contracts that were issued at issue Ages 50-80. A decrease in Specified Amount will become effective on the Monthly Anniversary Day that coincides with or next follows receipt and acceptance of a request at the Home Office.

Any increase in the Specified Amount must be at least $25,000 and an application must be submitted. Kansas City Life reserves the right to require satisfactory evidence of insurability. In addition, the Insured's attained Age must be less than the current maximum issue Age for the Contracts, as determined by Kansas City Life from time to time.

The increase in Specified Amount will become effective on the Monthly Anniversary Day on or next following the date the request for the increase is received and approved. A new Guaranteed Payment Period will begin on the effective date of the increase and will continue for five years. The Contract's Guaranteed Monthly Premium will be recalculated to reflect the increase. If a Guaranteed Payment Period is in effect, the Contract's Guaranteed Monthly Premium amount will also generally be increased. An increase in Specified Amount may be cancelled by the Owner in accordance with the Contract's "free look" provisions. In such case, the amount refunded will be limited to those charges that are attributable to the increase.

A new Surrender Charge and Surrender Charge period will apply to each portion of the Contract resulting from an increase in Specified Amount, starting with the effective date of the increase. After an increase, Kansas City Life will, for purposes of calculating Surrender Charges, attribute a portion of each premium payment the Owner makes to the Specified Amount increase, even if the Owner does not increase the amount or frequency of the Owner's premiums. Premiums will be allocated based upon the proportion that the "coverage premium weighting factor" for the initial Specified Amount and each increase bears to the total "coverage premium weighting factor" for the Contract.

The "coverage premium weighting factor" is a hypothetical, level amount that would be payable through the Maturity Date for the benefits provided under the Contract. Kansas City Life will calculate this amount using the following assumptions: o Cost of insurance rates based on the 1980 Commissioners Standard Ordinary Mortality Tables; o Net investment earnings under the Contract; o An effective annual rate of 5%; and o Sales and other charges imposed under the Contract.

I.      Loans
1. When Loans are Permitted. Prior to the death of the Insured, the Owner may borrow against the Contract at any time by submitting a written request to the Home Office, provided that the Cash Surrender Value of the Contract is greater than zero. The maximum loan amount is equal to the Contract's Cash Surrender Value on the effective date of the loan less loan interest to the next Contract Anniversary. Contract loans will be processed as of the date the Owner's written request is received and approved. Loan proceeds generally will be sent to the Owner within seven calendar days.

2. Interest. Kansas City Life will charge interest on any Indebtedness at an annual rate of 6.0%. Interest is due and payable at the end of each Contract Year while a loan is outstanding. If interest is not paid when due, the amount of the interest is added to the loan and becomes part of the Indebtedness.

3. Loan Collateral. When a Contract loan is made, an amount sufficient to secure the loan is transferred out of the Subaccounts and the unloaned value in the Fixed Account and into the Contract's Loan Account. Thus, a loan will have no immediate effect on the Contract Value, but the Cash Surrender Value will be reduced immediately by the amount transferred to the Loan Account. The Owner can specify the Variable Accounts and/or Fixed Account from which collateral will be transferred. If no allocation is specified, collateral will be transferred from each Subaccount and from the unloaned value in the Fixed Account in the same proportion that the Contract Value in each Subaccount and the unloaned value in the Fixed Account bears to the total Contract Value in those accounts on the date that the loan is made. An amount of Cash Surrender Value equal to any due and unpaid loan interest will also be transferred to the Loan Account on each Contract Anniversary. Due and unpaid interest will be transferred from each Subaccount and the unloaned value in the Fixed Account in the same proportion that each Subaccount Value and the unloaned value in the Fixed Account Value bears to the total unloaned Contract Value.

The Loan Account will be credited with interest at an effective annual rate of not less than 4%. Interest earned on the Loan Account will be added to the Fixed Account.

4. Preferred Loan Provision. Beginning in the eleventh Contract Year, a preferred loan may be made. The maximum amount available for a preferred loan is the Contract Value less premiums paid and may not exceed the maximum loan amount. The amount in the Loan Account securing the preferred loan will be credited with interest at an effective annual rate of 6.0%. The preferred loan provision is not guaranteed.

5. Loan Repayment;. The Owner may repay all or part of the Owner's Indebtedness at any time while the Insured is living and the Contract is in force. Each loan repayment must be at least $50.00. Loan repayments must be sent to the Home Office and will be credited as of the date received. A loan repayment must be clearly marked as "loan repayment" or it will be credited as a premium. When a loan repayment is made, Contract Value in the Loan Account in an amount equal to the repayment is transferred from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account. Unless specified otherwise by the Owner, loan repayment amounts will be transferred to the Subaccounts and the unloaned value in the Fixed Account according to the premium allocation instructions in effect at that time.

6. Reduction in Death Benefit. If the Death Benefit becomes payable while a loan is outstanding, the Indebtedness will be deducted in calculating the Death Benefit proceeds.

7. Default. If the Loan Account Value exceeds the Contract Value less any applicable Surrender Charge on any Valuation Day, the Contract will be in default. The Owner, and any assignee of record, will be sent notice of the default. The Owner will have a 61-day grace period to submit a sufficient payment to avoid termination of coverage under the Contract. The notice will specify the amount that must be repaid to prevent termination.

J.      Payment Options

The Contract offers a variety of ways of receiving proceeds payable under the Contract, such as on surrender, death or maturity, other than in a lump sum. These payment options are summarized below. The Owner may apply proceeds of $2,000 or more which are payable under this Contract to any of the following options:

1. Option 1 - Interest Payments. Kansas City Life will make interest payments to the payee annually or monthly as elected. Interest on the proceeds will be paid at the guaranteed rate of 3.0% per year and may be increased by additional interest paid annually. The proceeds and any unpaid interest may be withdrawn in full at any time.

2. Option 2 - Installments of a Specified Amount. Kansas City Life will make annual or monthly payments until the proceeds plus interest are fully paid. Interest on the proceeds will be paid at the guaranteed rate of 3.0% per year and may be increased by additional interest. The present value of any unpaid installments may be withdrawn at any time.

3. Option 3 - Installments For a Specified Period. Payment of the proceeds may be made in equal annual or monthly payments for a specified number of years. Interest on the proceeds will be paid at the guaranteed rate of 3.0% per year and may be increased by additional interest. The present value of any unpaid installments may be withdrawn at any time.

4. Option 4 - Life Income. Kansas City Life will pay an income during the payee's lifetime. A minimum guaranteed payment period may be chosen. Payments received under the Installment Refund Option will continue until the total income payments received equal the proceeds applied.

5. Option 5 - Joint and Survivor Income. Kansas City Life will pay an income during the lifetime of two persons and will continue to pay the same income as long as either person is living. The minimum guaranteed payment period will be ten years.

6. Minimum Amounts. Kansas City Life reserves the right to pay the total amount of the Contract in one lump sum, if less than $2000. If payments are less than $50, payments may be made less frequently at Kansas City Life's option. If Kansas City Life has available at the time a payment option is elected options or rates on a more favorable basis than those guaranteed, the more favorable benefits will apply.

K.      Delay in Redemptions or Transfers
Kansas City Life will ordinarily pay any Death Benefit proceeds, loan proceeds, partial surrender proceeds, or full surrender proceeds within seven calendar days after receipt at the Home Office of all the documents required for such a payment. Other than the Death Benefit, which is determined as of the date of death, the amount will be determined as of the date of receipt of required documents. However, Kansas City Life may delay making a payment or processing a transfer request if (1) the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practicable; or (2) the SEC by order permits postponement of payment to protect Kansas City Life's Contract Owners.

L.      Additional No-Fee Transfer  Right
This additional, one-time transfer feature allows the Owner to transfer all or a portion of the Variable Account Value to the Fixed Account and Kansas City Life will make this transfer without applying the transfer processing fee (even if the Owner has already used the six free transfers for that Contract Year.) This Additional No-Fee Transfer Right applies during the first 24 months of the Contract or within the 24 months following the effective date of an increase to the Specified Amount.

M.      Maturity Benefit
The Maturity Date is the Contract Anniversary an or next following the Insured's 95th birthday. If the Contract is still in force on the Maturity Date, the Maturity Benefit will be paid to you. The Maturity Benefit is equal to the Cash Surrender Value on the Maturity Date.

APPENDIX A
On the Allocation Date, Kansas City Life will deduct Monthly Deductions for the Contract Date and each Monthly Anniversary Day that have occurred prior to the Allocation Date. Subsequent Monthly Deductions will be made as of each Monthly Anniversary Day thereafter. The Contract Date is the date used to determine the Monthly Anniversary Day. The Monthly Deduction consists of (1) cost of insurance charges, (2) administration fees (the "Monthly Expense Charge"), and (3) any charges for supplemental and/or rider benefits. The Monthly Deduction is deducted from the Variable Accounts and Fixed Account pro rata on the basis of the portion of Contract Value in each account on the Monthly Anniversary Day.

Cost of Insurance Charge. This charge compensates Kansas City Life for the expense of providing insurance coverage. The charge depends on a number of variables and therefore will vary from Contract to Contract and from Monthly Anniversary Day to Monthly Anniversary Day. For any Contract, the cost of insurance on a Monthly Anniversary Day is calculated by multiplying the current cost of insurance rate for the Insured by the net amount at risk on that Monthly Anniversary Day.

The net amount at risk on a Monthly Anniversary Day is the difference between the Death Benefit, discounted with one month of interest and the Contract Value, as calculated on that Monthly Anniversary Day before the cost of insurance charge is taken. The interest rate used to discount the Death Benefit is the current interest rate that is being credited on portions of any Net Premiums that are allocated to the Fixed Account as of that Monthly Anniversary Day.

The cost of insurance rate for a Contract on a Monthly Anniversary Day is based on the Insured's Age, sex, level of specified amount, number of completed Contract Years, and risk class, and therefore varies from time to time. Kansas City Life currently places Insureds in the following classes, based on underwriting: Standard Smoker, Standard Nonsmoker, or Preferred Nonsmoker. An Insured may be placed in a substandard risk class, which involves a higher mortality risk than the Standard Smoker or Standard Nonsmoker classes. Standard Nonsmoker rates are available for Issue Ages 0-80. Standard Smoker and Preferred Nonsmoker rates are available for Issue Ages 15-80. Contracts with a specified amount of $500,000 and above currently are subject to a lower level of cost of insurance charges.

The cost of insurance rate for an increase in Specified Amount will be determined on each Monthly Anniversary Day and is based on the Insured's Age, sex, number of completed Contract Years, and risk class.

Kansas City Life places the Insured in a risk class when the Contract is given underwriting approval, based on Kansas City Life's underwriting of the application. When an increase in Specified Amount is requested, Kansas City Life conducts underwriting before approving the increase (except as noted below) to determine the risk class that will apply to the increase. If the risk class for the increase has lower cost of insurance rates than the existing risk class, the lower rates will apply to the entire Specified Amount. If the risk class for the increase has higher cost of insurance rates than the existing class, the higher rates will apply only to the increase in Specified Amount, and the existing risk class will continue to apply to the existing Specified Amount.

Kansas City Life does not conduct underwriting for an increase in Specified Amount if the increase is requested as part of a conversion from a term contract or on exercise of the Option to Increase the Specified Amount Rider. In the case of a term conversion, the risk class that applies to the increase will be based on the provisions of the term contract. In the case of an increase under the Option to Increase Specified Amount Rider, the Insured's risk class for an increase will be the class in effect on the initial Specified Amount at the time that the increase is elected.

The net amount at risk associated with a Specified Amount increase is determined by the percentage that the Specified Amount increase bears to the Contract's total Specified Amount immediately following the increase. The resulting percentage is the part of the Contract's total net amount at risk that is attributed to the Specified Amount increase. The remaining percentage of the Contract's total net amount at risk is attributed to the existing Specified Amount. (For example, if the Contract's Specified Amount is increased by $100,000 and the total Specified Amount is $250,000, then 40% of the total net amount at risk is attributed to the Specified Amount increase.) On each Monthly Anniversary Day, the net amount at risk used to determine the cost of insurance charge associated with the Specified Amount increase is the Contract's total net amount of risk at that time, multiplied by the percentage calculated as described above. This percentage remains fixed until the Specified Amount is changed.

Kansas City Life guarantees that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the contracts. The guaranteed rates for standard and preferred classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of or additives to the 1980 CSO Tables.

Kansas City Life's current cost of insurance rates may be less than the guaranteed rates that are set forth in the Contract. Current cost of insurance rates will be determined based on Kansas City Life's expectations as to future mortality experience. These rates may change from time to time.

Monthly Expense Charge. Kansas City Life will begin deducting the Monthly Expense Charge from the Contract Value as of the Contract Date. Thereafter, Kansas City Life will deduct a Monthly Expense Charge from the Contract Value as of each Monthly Anniversary Day. The Monthly Expense Charge is made up of two parts:

(1) a maintenance charge which is a level monthly charge which applies in all years. The maintenance charge is guaranteed not to exceed $6.00.

(2) An acquisition charge which is a charge of $20 per Contract Month for the first Contract Year and $20 per Contract Month for 12 months following the effective date of an increase in Specified Amount.

The Monthly Expense Charge reimburses Kansas City Life for expenses incurred in the administration of the Contracts and the Variable Account. Such expenses include but are not limited to: underwriting and issuing the Contract, confirmations, annual reports and account statements, maintenance of Contract records, maintenance of Variable Account records, administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees, the costs of other services necessary for Contract Owner servicing and all accounting, valuation, regulatory and updating requirements.

Reduced Charges for Eligible Groups
The charges otherwise applicable may be reduced with respect to Contracts issued to a class of associated individuals or to a trustee, employer or similar entity where Kansas City Life anticipates that the sales to the members of the class will result in lower than normal sales or administrative expenses. These reductions will be made in accordance with our rules in effect at the time of the application for a Contract. The factors we will consider in determining the eligibility of a particular group for reduced charges and the level of the reduction are as follows: the nature of the association and it organizational framework, the method by which sales will be made to the members of the class, the facility with which premiums will be collected from the associated individuals and the association capabilities with respect to administrative tasks, the anticipated persistency of the Contract, the size of the class of associated individuals and the number of years it has been in existence and any other such circumstances which justify a reduction in sales or administrative expenses. Any reduction will be reasonable and will apply uniformly to all prospective Contract purchases in the class and will not be unfairly discriminatory to the interest of any Contract holder.

Supplemental and/or Rider Benefits
The following supplemental and/or rider benefits are available and may be added to the Owner's Contract. Monthly charges for these benefits and/or riders will be deducted from the Owner's Contract Value as part of the Monthly Deduction. All of these riders may not be available in all states.

         Disability Continuance of Insurance (DCOI)
         Issue Ages: 15-55, renewal through age 59 This rider covers the Contract's Monthly Deductions during the period of total disability of the Insured. DCOI benefits become payable after the Insured's total disability exists for six consecutive months and total disability occurs before age 60. Benefits under this rider continue until the Insured is no longer totally disabled.

          Accidental Death Benefit (ADB)
         Issue Ages:  0-60
         This rider provides for the payment of an additional amount of insurance in the event of accidental death. The rider terminates when the Insured attains age 70.

         Option to Increase  Specified Amount (Assured  Insurability - AI) Issue
         Ages: 0-38 This rider allows the Specified Amount of the Contract to increase bythe option amount or less, without evidence of insurability on the Insured. These increases may occur on regular option dates or alternate option dates. See the rider contract for the specific dates.

         Spouse's Term insurance (STI)
         Issue Ages:  15-50 (Spouse's age)
         This rider provides decreasing term insurance on the Insured's spouse. The amount of insurance coverage is expressed in units and a maximum number of five units may be purchased. The amount of insurance per unit of coverage is based on the Insured Spouse's attained age. A table specifying the amount of insurance per unit of coverage is in the rider contract.

         Children's Term Insurance (CTI)
         Issue Ages:  14 Days - 17 Years (Children's ages)
         This rider provides level term insurance on each Insured Child. This term insurance continues until the Contract anniversary on which the Insured Child's attained age is 25. The rider expires on the Contract Anniversary on which the Insured is age 65.

         Other Insured Term Insurance (OI)
         Issue Ages:  0-65 (Other Insured's age)
         This rider provides level yearly renewable term coverage on the Insured, the Insured's spouse, and/or children. The coverage expires at the earlier of the Contract Anniversary on which the Insured or the Other Insured is age 95 unless an earlier date is requested. The term insurance provided by this rider can be converted to a permanent contract at any time the rider is in force without evidence of insurability.

         Extra Protection (EXP)
         Issue Ages:  0-80
         This rider provides level yearly renewable term coverage on the Insured. The coverage expires at the Contract Anniversary on which the Insured is age 95 unless an earlier date is requested.

         Disability Premium Benefit Rider (DPB)
         Issue Ages:  15-55, renewal through 59
         This rider provides for the payment of the disability premium benefit amount as premium to the Contract during a period of total disability of the Insured. The DPB benefit amount is a monthly amount that is requested by the Owner. DPB benefits become payable after the Insured's total disability exists for six consecutive months and total disability occurs before age 60. Benefits under this rider continue until the Insured is no longer totally disabled.

         Accelerated Death Benefit/Living Benefits Rider (LBR) Issue Ages: No age limitations This rider provides you the opportunity to receive an accelerated payment of all or part of of the Contract's Death Benefit (adjusted to reflect current value) when the Insured is either terminally ill or receives care in an eligible nursing home. The rider provides for two accelerated payment options:
o Terminal Illness Option: This option is available if the Insured is diagnosed as terminally ill with a life expectancy of 12 months or less. When satisfactory evidence is provided, we will provide an accelerated payment of the portion of the death benefit you select as an Accelerated Death Benefit. You may elect to receive the benefit in a single sum or receive equal, monthly payments for 12 months.
o Nursing Home Option: This option is available after the Insured has been confined to an eligible nursing home for six months or more. When satisfactory evidence is provided, including certification by a licensed physician, that the Insured is expected to remain in the nursing home until death, we will provide an accelerated payment of the portion of the Death Benefit you select as an Accelerated Death Benefit. You may elect to receive the benefit in a single sum or receive equal, monthly payments for a specified number of years (not less than two) depending upon the age of the Insured.

         We can furnish you details about the amount of accelerated death benefit available to you if you are eligible and the adjusted premium payments that would be in effect if less than the entire death benefit is accelerated.

          You are not eligible for this benefit if you are required by law or a government agency to: (1) exercise this option to satisfy the claims of creditors, or (2) exercise this option in order to apply for, obtain, or retain a government benefit or entitlement.

         You should know that electing to use the Accelerated Death Benefit could have adverse tax consequences. You should consult a tax advisor before electing to receive this benefit.

         There is no charge for this rider.

Bonus on Contract Value in the Variable Account
A bonus may be credited to the Contract on each Monthly Anniversary Day beginning in the eleventh Contract Year. The monthly bonus equals 0.0375% (0.45% on an annualized basis) of the Contract Value in each Subaccount of the Variable Account at the end of each Contract Month. This bonus is not guaranteed, and Kansas City Life may decide not to pay the bonus.